UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

December 31, 2013

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	4

Money Market Portfolio	8

Bond Portfolio	10

Omni Portfolio	15

International Portfolio	20

Capital Appreciation Portfolio	25

International Small-Mid Company Portfolio	30

Aggressive Growth Portfolio	35

Small Cap Growth Portfolio	38

Mid Cap Opportunity Portfolio	43

S&P 500® Index Portfolio	47

Strategic Value Portfolio	54

High Income Bond Portfolio	57

Capital Growth Portfolio	67

Nasdaq-100® Index Portfolio	71

Bristol Portfolio	75

Bryton Growth Portfolio	78

Balanced Portfolio	81

Target VIP Portfolio	89

Bristol Growth Portfolio	93

Statements of Assets and Liabilities	96

Statements of Operations	99

Statements of Changes in Net Assets	102

Financial Highlights	107

Notes to Financial Statements	117

Report of Independent Registered Public Accounting Firm	141

Additional Information (Unaudited)	142

Information About Directors and Officers (Unaudited)	150

President’s Message

Dear Investor:

The year 2013 was outstanding for equity market returns with the S&P 500® Index up an astonishing 32.4 percent. The S&P 500® Index has now achieved five consecutive years of positive equity market returns, with 2012 and 2013 delivering two consecutive years of double-digit returns. It is noteworthy that the 2013 S&P 500® Index return was triple the long-term average of 10.8 percent.

Looking Ahead

While past performance is not a predictor of the future, historical patterns often reflect long-term averages that may continue. Noted above, at the end of 2013 the market had delivered five consecutive years of positive returns, two consecutive years of double-digit returns and positive performance that exceeded 30 percent. Now consider that in the past 85 years, the S&P 500® Index has:

¢	Experienced five or more consecutive years of positive annual returns five times. The subsequent sixth-year performance was also positive in 60 percent of these five instances.
¢	Achieved two consecutive years of double-digit returns twenty-two times. The subsequent year’s performance was also positive in 64 percent of these twenty-two instances.
¢	Exceeded 30 percent fifteen times. In 73 percent of those fifteen instances, the following year’s return was positive.
¢	Posted positive annual returns 72 percent of the time, a long-term average consistent with the range of performance averages noted above.

There is no reason to believe, based on historical patterns, that the recent positive performance will be followed by corrective negatives in 2014, especially considering that stocks are not significantly overvalued by long-term price-to-earnings ratios. However, more interesting is the comparison of the average return in years subsequent to successive periods that ended similarly to 2013.

The average annual return for the year following five consecutive years of positive returns has been 15.3 percent, a very good return. In the year following consecutive years of double-digit returns, the average annual return has been 6.1 percent. While positive, the return is below the historical average. Now also consider that the average annual return in the year following a 30 percent or greater return has been 10.3 percent, which is very close to the 85-year time frame average.

A Balanced, Long-Term Approach

When you look at the relative return of stocks versus bonds (using the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index), 2013 was the best of the past 38 years. Even with the commonly held belief that interest rates are rising and will depress fixed income returns, it is hard to believe 2014 can repeat last year’s performance. Remember that while rising interest rates lower fixed income total returns, the cash income provided by a bond’s yield can help generate a positive return. In fact, in the 43 years since 1926 in which interest rates rose, intermediate U.S. Treasury bonds still managed a positive return in all but nine of those years. Admittedly, interest rates were higher in many of those time frames, so current income represented a larger portion of total return.

Given historical data and the current relative return of stocks versus bonds, investors’ expectations for 2014 should reflect that while no significant problems are

1

obvious, a return to more normal annual returns is likely. This argues for a balanced approach to investing to minimize exposure to potential asset bubbles, and a long-term focus rather than short-sighted attempts to outguess the market.

What are some of the key themes to expect in 2014? Perhaps most important is the return of rational market reactions to economic news. In the last President’s Message, I spoke of the “bad news is good news and good news is bad news” effect. This referred to the market reacting negatively to positive economic news, fearing that the Fed would soon end its unprecedented stimulus. Conversely, when there was negative economic news, the market reacted positively, believing that the “easy” money days would continue. While this irrational behavior was the norm for much of 2013, it was unsustainable. The Fed’s monetary stimulus cannot last forever. The longer it lasts, the greater concern there is of it creating an equity market bubble.

Toward the end of the year, the market reaction seemed to normalize. When we finally saw positive economic news, and as unemployment moved closer to the Fed’s target rate, the market reaction to the Fed’s announcement of a gradual tapering was not negative. In fact, all of the U.S. broad market indices were positive by 2 percent or more during the month of December. Unfortunately, the start of 2014 has not been as kind. We will have to wait and see if this is merely a needed pause or something larger.

The Ohio National Fund, Inc.

I am pleased to report that many of the Ohio National Fund, Inc. Portfolios strongly participated in the 2013 equity market rally. Thirteen of our twenty Portfolios yielded over 30 percent, and three of our Portfolios, the Bristol and Bryton Growth Portfolios subadvised by Suffolk Capital Management, LLC and the Small Cap Growth Portfolio subadvised by Janus Capital Management LLC, yielded over 40 percent. While a number of Portfolios – including some whose returns exceeded 30 percent – underperformed their benchmarks, they still delivered very attractive absolute returns.

You may recall in the closing remarks of my last President’s Message that I stated, “There is no indication of concern as we look ahead to the second half of 2013.” While I’m less comfortable making such a statement going into 2014, I do not see significant storm clouds on the horizon. Equity markets still appear to be reasonably valued, indicating that a significant decline is not warranted. The greatest uncertainty is the market’s continued reaction to the Fed’s gradual monetary easing. We may have already gleaned its impact in early 2014, especially in emerging markets and currencies. Now, more than ever, it is important to consult your financial adviser to make sure your assets are positioned appropriately.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your investment needs.

Sincerely,

Christopher A. Carlson

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Julie T. Thomas, Chief Compliance Officer

Catherine E. Gehr, Assistant Treasurer

Emily Bae, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	37.69%
Five years	18.23%
Ten years	2.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Equity Portfolio returned 37.69% versus 32.39% for the current benchmark, the S&P 500 Index.

The Portfolio’s relative outperformance was primarily driven by security selection effects and sector allocation effects. Underweight positions in the Utilities and Telecommunication Services sectors and an overweight in Health Care generated the largest contributions to sector allocation, as the former two sectors underperformed the benchmark while the latter outperformed. In terms of specific holdings, Celgene Corp., MetLife, Inc., JPMorgan Chase & Co., Genworth Financial, Inc. and United Continental Holdings, Inc. were the largest contributors to performance, while ARIAD Pharmaceuticals, Inc., Teradata Corp., Aflac, Inc., Apache Corp. and Cisco Systems, Inc. were the largest detractors.(1)

The start of 2013 echoed the beginning of 2012 as stocks again posted double-digit returns, pushing the S&P 500 Index and Dow Jones Industrial Average to all-time highs despite concerns of low growth, the European debt crisis and tightening government budgets. Housing starts were above 900,000 for all three monthly reports during the first quarter for the first time in nearly five years.

In the second quarter, volatility increased, U.S. Treasury yields surged and 30-year mortgage rates soared, as the Federal Reserve indicated that quantitative easing programs may be tapered. Although the Federal Reserve’s monetary policy-setting committee left the target short-term interest rate unchanged at 0% to 0.25% and maintained the $85 billion-a-month bond-buying program, Chairman Ben Bernanke said the central bank may start reducing asset purchases later in the year and end them in mid-2014 if the economy continues to improve in line with the Federal Reserve’s projection.

The S&P 500 Index breached the 1700 threshold in the third quarter, as investors focused on U.S. output, Federal Reserve tapering timing, tensions in Syria and the Congressional budget debate. The biggest surprise in terms of economic data was an upward revision in second quarter gross domestic product growth from +1.7% to +2.5%. August saw a sell-off, however, as the U.S. weighed its options concerning Syria’s civil unrest. In mid-September, the Federal Reserve unexpectedly announced plans to maintain its current accommodative policy, while economists had forecasted a $10 billion reduction in bond purchases. Though stocks rallied on the decision, they subsided as House Republicans and the Democrat-controlled Senate squabbled over the 2014 budget, with health care reform in the spotlight. Congress remained stubborn and deadlocked, ultimately resulting in a partial government shutdown beginning in October.

Equities eventually recovered after Congress ended the partial government shutdown by approving temporary spending measures and pushing the debt ceiling debate out to early 2014. Investors quickly shifted focus from Washington to the corporate sector as companies began unveiling third quarter operating results. Nearly 70% of the S&P 500 Index’s constituents announced earnings above consensus estimates. In economic headlines, U.S. gross domestic product for the third quarter was revised again to a 4.1% annualized rate, marking the best quarter since the end of 2011. Additionally, November’s jobs report showed the unemployment rate hitting 7.0%, the lowest level since 2008. Finally, Federal Reserve Chairman Ben Bernanke addressed the country following the Federal Reserve’s December meeting and announced a $10 billion reduction in monthly bond purchases starting in January 2014, effectively kicking off the quantitative easing (QE) tapering process that consumed market attention for much of the year.

The Nasdaq Composite Index rose 40.1%, the S&P 500 Index gained 32.4%, and the Dow Jones Industrial Average added 29.7% in 2013. Looking across the market, the small-cap Russell 2000 Index advanced 38.8%, the Russell Midcap Index rose 34.8%, and the large-cap Russell 1000 Index climbed 33.1% this year. From the style perspective, growth-oriented stocks edged out stocks classified as value, as the Russell 1000 Growth Index was up 33.5% versus 32.6% for the Russell 1000 Value Index over the past 12 months. At a sector level, Consumer Discretionary, Health Care and Industrials were the top performers, up more than 40.0% each, followed by Financials, which gained 35.6%. Telecommunication Services and Utilities lagged all other sectors after trading up only 11.5% and 13.2%, respectively.

ARIAD Pharmaceuticals, Inc. detracted from performance as the stock suffered following an adverse ruling by the FDA that restricted the use of ARIAD Pharmaceuticals, Inc.’s primary drug, Iclusig. This ruling invalidated the major tenets of our investment thesis and our subsequent analysis led to a significant reduction in our estimate of the stock’s intrinsic value. We, therefore, eliminated ARIAD Pharmaceuticals, Inc. from the Portfolio and redeployed the funds to better risk-adjusted opportunities.(1)

Teradata Corp. shares weighed on returns specifically in the fourth quarter as third quarter results missed analyst forecasts and management lowered its top- and bottom-line guidance for the fiscal year, citing troubles in non-U.S. markets. The news preannouncement heightened fears that the company’s core enterprise data warehouse and analytics business is being disrupted by low-cost alternatives. The Company’s management acknowledged that customers are evaluating other technologies given cost pressures on information technology budgets, but reiterated confidence in the company’s competitive position. Additionally, the company launched a new cloud-based service and signed two significant new customers this quarter, suggesting fears of its demise may be greatly exaggerated. Our analysis finds that current prices embed only low-single digit revenue growth, whereas we believe the company is capable of high-single or low-double digit growth. To this point, we are encouraged by Teradata Corp.’s high-single digit growth in U.S. markets during a tough quarter for the industry. (1)

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Aflac, Inc. relinquished some of its 2012 gains in the first quarter of 2013 as a weakening yen dragged on earnings, while the lower interest rate environment in Japan caused concern for diminishing returns for new business. We removed Aflac, Inc. from the Portfolio, as we prefer insurance businesses that enjoy the opportunities for higher incremental returns that we find in several other current Portfolio holdings. Aflac, Inc. performed well in 2012, but we expect the company’s 20% return on equity will attract competition, as well as unwanted attention from regulators.(1)

Shares of Celgene Corp. surged nearly 50% in the first quarter of 2013 and more than doubled over 2013. The company’s management reported positive phase III test results for two key pipeline drugs and issued bullish long-term earnings guidance to open the year. These announcements coincided with subsiding concerns over label expansion opportunities for the company’s flagship drug, Revlimid. Most recently, Celgene Corp. released trial results for Revlimid in first-line maintenance myeloma that exceeded already lofty expectations for the data. The company reported excellent financial results all year, beating sales expectations broadly and handily. The business continues to deliver operating leverage, even as it invests in the new product launches. Psoriasis treatment Apremilast and pancreatic cancer drug Abraxane are both projected to drive over $1 billion in sales each to complement Revlimid sales. Celgene Corp.’s management is first-class in terms of creating value, and remains shareholder-friendly.(1)

MetLife, Inc. shares contributed to the Portfolio’s outperformance during the year thanks to an unexpected 50% increase in its quarterly dividend, several quarters of consensus-beating results, and rising interest rates. The dividend increase, along with recent accretive acquisitions, indicates the company’s strong ability to meet the capital reserve levels required of systemically important financial institutions (SIFIs) while still returning cash to shareholders and deploying capital effectively. Rising interest rates during the second half of the year also boosted shares because higher rates reduce the present value of the company’s outstanding liabilities. Although MetLife, Inc. shares have climbed to a five-year high, they still trade at a discount to their peers in terms of price-to-earnings and price-to-book multiples, which we believe is unwarranted given MetLife, Inc.’s strong fundamentals and a favorable macro environment.(1)

JPMorgan Chase & Co. shares were re-rated higher during the year after the company reported earnings beats four quarters in a row, thanks to better-than-expected credit costs, securities gains, tax benefits and rising rates. Consensus 2013 earnings-per-share estimates for JPMorgan Chase & Co. increased throughout the year while the price-to-earnings multiple eventually hit double digits. Although JPMorgan Chase & Co. shares have nearly doubled off the June 2012 bottom, the stock still embeds a significant decline in the earning power of JPMorgan Chase & Co.’s franchise. We believe this is overly pessimistic in light of management’s efforts to lower expenses and net charge-offs to offset weaker revenue trends, potential upside from a more favorable interest-rate environment, and a shareholder-friendly capital allocation strategy.(1)

Bearish investors continue to create drama around U.S. equity valuations, arguing that the market is in bubble territory based on normalized or cyclically-adjusted price to earnings ratios. Bears will continue to overreact to multiple expansion and assign too high of a probability to a valuation-led market swoon. We think valuations, in aggregate, are not attractively cheap or excessively expensive, but we do think stocks will ultimately overshoot fair value before falling back to earth. We will be closely watching the march towards greed as 2014 progresses.

Valuation opportunities are still very attractive and are evolving in an interesting and exploitable manner at the sector level. Specifically, parts of Health Care, Information Technology, Energy and most of Financials continue to sell near multi-decade low levels. Valuation multiples are expanding in aggregate, but the gap between secular growth and traditional value holdings is continuing to widen. If we get a sixth year of positive market return and accelerating economic growth in 2014, we would expect many of the traditional value stocks within these sectors to play some relative catch-up. This does not mean all secular growth names are selling above business value and should be sold outright, but it does mean that as overall growth expands, tailwinds should increase for the valuation laggards. Finally, while we certainly do not think quantitative easing was the dominant driver of higher equity prices, we do think the path to higher interest rates will cause some turbulence across asset classes. We are confident we are well positioned, but we will tweak our positioning as the central bank experiment of quantitative easing unfolds.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.5
Money Market Funds Less Net Liabilities	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. Apple, Inc.	4.4
2. JPMorgan Chase & Co.	4.0
3. Microsoft Corp.	3.6
4. Citigroup, Inc.	3.0
5. MetLife, Inc.	2.9
6. Merck & Co., Inc.	2.8
7. UnitedHealth Group, Inc.	2.8
8. Phillips 66	2.6
9. Cisco Systems, Inc.	2.6
10. Broadcom Corp. Class A	2.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	22.9
Information Technology	19.8
Health Care	17.6
Consumer Discretionary	11.4
Energy	11.2
Industrials	9.9
Consumer Staples	3.3
Materials	2.2
Utilities	1.2

99.5

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.5%		Shares	Value
CONSUMER DISCRETIONARY – 11.4%
Ford Motor Co. (Automobiles)		242,850	$3,747,176
McDonald’s Corp. (Hotels, Restaurants & Leisure)		50,610	4,910,688
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	12,670	5,052,669
Expedia, Inc. (Internet & Catalog Retail)		51,570	3,592,366
Target Corp. (Multiline Retail)		59,370	3,756,340
Coach, Inc. (Textiles, Apparel & Luxury Goods)		34,390	1,930,311
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		12,360	2,182,405

			25,171,955

CONSUMER STAPLES – 3.3%
Dr Pepper Snapple Group, Inc. (Beverages)		60,030	2,924,662
Colgate-Palmolive Co. (Household Products)		65,730	4,286,253

			7,210,915

ENERGY – 11.2%
Halliburton Co. (Energy Equip. & Svs.)		74,900	3,801,175
Apache Corp. (Oil, Gas & Consumable Fuels)		41,960	3,606,042
Chevron Corp. (Oil, Gas & Consumable Fuels)		45,170	5,642,185
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		99,850	3,798,294
Phillips 66 (Oil, Gas & Consumable Fuels)		75,730	5,841,055
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	55,600	2,186,748

			24,875,499

FINANCIALS – 22.9%
E*TRADE Financial Corp. (Capital Markets)	(a)	133,870	2,629,207
KKR & Co. LP (Capital Markets)		86,540	2,106,384
Banco Bilbao Vizcaya Argentaria SA – ADR (Commercial Banks)		215,050	2,664,470
Wells Fargo & Co. (Commercial Banks)		119,480	5,424,392
Capital One Financial Corp. (Consumer Finance)		59,440	4,553,698
Citigroup, Inc. (Diversified Financial Svs.)		127,050	6,620,575
JPMorgan Chase & Co. (Diversified Financial Svs.)		152,450	8,915,276
Genworth Financial, Inc. Class A (Insurance)	(a)	330,520	5,132,976
Hartford Financial Services Group, Inc. (Insurance)		102,910	3,728,429
MetLife, Inc. (Insurance)		118,610	6,395,451
American Homes 4 Rent (Real Estate Investment Trusts)		156,340	2,532,708

			50,703,566

HEALTH CARE – 17.6%
Celgene Corp. (Biotechnology)	(a)	20,280	3,426,509
Medtronic, Inc. (Health Care Equip. & Supplies)		98,730	5,666,115

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	59,560	$4,183,494
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		81,970	6,172,341
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	67,100	4,028,013
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		81,080	4,328,861
Merck & Co., Inc. (Pharmaceuticals)		125,980	6,305,299
Pfizer, Inc. (Pharmaceuticals)		160,470	4,915,196

			39,025,828

INDUSTRIALS – 9.9%
United Technologies Corp. (Aerospace & Defense)		41,800	4,756,840
United Continental Holdings, Inc. (Airlines)	(a)	120,250	4,549,057
PACCAR, Inc. (Machinery)		59,575	3,525,053
Parker Hannifin Corp. (Machinery)		34,090	4,385,338
Norfolk Southern Corp. (Road & Rail)		51,010	4,735,258

			21,951,546

INFORMATION TECHNOLOGY – 19.8%
Cisco Systems, Inc. (Communications Equip.)		257,510	5,781,099
Apple, Inc. (Computers & Peripherals)		17,415	9,771,731
EMC Corp. (Computers & Peripherals)		212,920	5,354,938
eBay, Inc. (Internet Software & Svs.)	(a)	85,180	4,675,530
Teradata Corp. (IT Svs.)	(a)	100,930	4,591,306
Broadcom Corp. Class A (Semiconductors & Equip.)		192,280	5,701,102
Microsoft Corp. (Software)		211,490	7,916,071

			43,791,777

MATERIALS – 2.2%
LyondellBasell Industries NV Class A (Chemicals)		59,740	4,795,927

UTILITIES – 1.2%
AES Corp. (Ind. Power Prod. & Energy Traders)		187,770	2,724,543

Total Common Stocks (Cost $160,716,141)			$220,251,556

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,524,000	$3,524,000

Total Money Market Funds (Cost $3,524,000)			$3,524,000

Total Investments – 101.1% (Cost $164,240,141)	(b)		$223,775,556
Liabilities in Excess of Other Assets – (1.1)%			(2,341,514)

Net Assets – 100.0%			$221,434,042

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Commercial Paper (2)	53.6
U.S. Government Agency Issues	2.9
U.S. Treasury Obligations	4.6
Money Market Funds and Other Net Assets	38.9

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1)

% of Net Assets
1. Prudential Funding LLC 0.040%, 01/02/2014	4.6
2. U.S. Bank 0.050%, 01/02/2014	4.6
3. Wal-Mart Stores, Inc. 0.050%, 01/06/2014	4.6
4. Exxon Mobil Corp. 0.060%, 01/08/2014	4.6
5. General Electric Capital Corp. 0.050%, 01/15/2014	4.6
6. International Business Machines Corp. 0.050%, 01/17/2014	4.6
7. U.S. Treasury Bill 0.020%, 02/13/2014	4.6
8. Federated Prime Cash Obligations Fund – Institutional Class	3.8
9. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3.8
10. First American Prime Obligations Fund – Class Z	3.8

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	25.3
Consumer Staples	9.6
Energy	8.4
Information Technology	4.6
Consumer Discretionary	3.8
Health Care	1.9

53.6

8

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	December 31, 2013

Commercial Paper – 53.6%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER DISCRETIONARY – 3.8%
Walt Disney Co. / The (Media)	(a)	0.060%	02/27/2014	$10,000,000	$9,999,050

CONSUMER STAPLES – 9.6%
Coca-Cola Co. / The (Beverages)	(a)	0.070%	01/06/2014	10,000,000	9,999,903
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.050%	01/06/2014	12,000,000	11,999,917
Nestle Capital Corp. (Food Products)	(a)	0.060%	01/06/2014	3,000,000	2,999,975

					24,999,795

ENERGY – 8.4%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.050%	01/02/2014	10,000,000	9,999,986
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.060%	01/08/2014	12,000,000	11,999,860

					21,999,846

FINANCIALS – 25.3%
U.S. Bank (Commercial Banks)		0.050%	01/02/2014	12,000,000	11,999,983
American Honda Finance Corp. (Consumer Finance)		0.110%	01/22/2014	10,000,000	9,999,358
John Deere Capital Corp. (Consumer Finance)	(a)	0.070%	01/16/2014	10,000,000	9,999,708
Toyota Motor Credit Corp. (Consumer Finance)		0.050%	01/07/2014	10,000,000	9,999,917
General Electric Capital Corp. (Diversified Financial Services)		0.050%	01/15/2014	12,000,000	11,999,767
Prudential Funding LLC (Insurance)		0.040%	01/02/2014	12,000,000	11,999,987

					65,998,720

HEALTH CARE – 1.9%
Pfizer, Inc. (Pharmaceuticals)	(a)	0.070%	03/05/2014	5,000,000	4,999,388

INFORMATION TECHNOLOGY – 4.6%
International Business Machines Corp. (IT Services)	(a)	0.050%	01/17/2014	12,000,000	11,999,733

Total Commercial Paper (Cost $139,996,532)					$139,996,532

U.S. Government Agency Issues – 2.9%		Rate	Maturity	Face Amount	Amortized Cost
Federal Home Loan Bank		0.050%	01/10/2014	$7,500,000	$7,499,906

Total U.S. Government Agency Issues (Cost $7,499,906)					$7,499,906

U.S. Treasury Obligations – 4.6%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Treasury Bill		0.020%	02/13/2014	$12,000,000	$11,999,713

Total U.S. Treasury Obligations (Cost $11,999,713)					$11,999,713

Money Market Funds – 11.5%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				10,000,000	$10,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				10,000,000	10,000,000
First American Prime Obligations Fund – Class Z				10,000,000	10,000,000

Total Money Market Funds (Cost $30,000,000)					$30,000,000

Total Investments – 72.6% (Cost $189,496,151)	(c)				$189,496,151
Other Assets in Excess of Liabilities – 27.4%					71,602,520

Net Assets – 100.0%					$261,098,671

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2013, the value of these securities totaled $71,997,660, or 27.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate represented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	-1.92%
Five years	7.85%
Ten years	4.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Bond Portfolio returned -1.92% versus -1.46% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had negative returns because U.S. Treasury yields increased during 2013. For the year, the ten-year Treasury yield increased 127 basis points, primarily because the Federal Reserve hinted at, and then actually began, reducing its monthly purchases of mortgage-backed and Treasury securities. The increase in Treasury yields was partially offset by a tightening in credit spreads. For the year 2013, the credit spread of the Index tightened by 26 basis points. Credit spreads tightened because the outlook for corporate earnings and leverage was positive and there was strong demand for the higher yields that corporate bonds earned over Treasury securities.(1)

The Portfolio under-performed the Index by 46 basis points in 2013 primarily because of the expense ratio of the Portfolio. The expense ratio of the Portfolio was 66 basis points. The Portfolio benefitted during the year from its duration positioning versus the Index. During 2013, the duration of the Portfolio was approximately 1.5 years shorter than the Index during a time when Treasury yields rose. During a period of increase in Treasury yields, having a shorter duration resulted in less bond price depreciation than the Index.(1)

Several industry weightings had an impact on relative performance versus the Index. The approximate 9% under-weighting in banks and 2% under-weighting in autos had a negative impact on relative performance because these two industry segments performed well in 2013. Relative performance was benefitted by the slight over-weighting in the financials sector, because this sector outperformed. The slight over-weighting in the media and energy sectors hurt relative performance as these sectors under-performed in 2013. The slight under-weighting in telecommunication services aided relative performance because this sector under-performed.(1)

Because the U.S. economy continued to grow in 2013, albeit at a slow rate, the credit quality of the holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Time Warner Cable, Inc., Newmont Mining Corp., Verizon Communications, Inc., The Walt Disney Co. and Allstate Corp. With the exception of Newmont Mining Corp., which matures in 2022, the other four poor performing bonds mature in 2042, and these bonds’ prices were negatively impacted by their long durations during a period of rising interest rates. Time Warner Cable, Inc.’s bond price was also hurt because the company is the subject of a leveraged buyout offer. Newmont Mining Corp. performed poorly because it is a mining company and mining companies have been negatively impacted by weak commodity prices. The five best performing bonds were Texas Utilities Electric Co., Tenaska Georgia Partners, L.P., Deutsche Bank Capital Funding Trust VII, Computer Sciences Corp. and Weatherford International Ltd.(1)

We expect that the growth rate of the U.S. economy will continue to be modest in 2014. We also expect that the Federal Reserve will continue to reduce its purchases of mortgage-backed and Treasury securities as the year progresses. Because we expect the Federal Reserve to continue tapering its quantitative easing program, we believe Treasury yields will continue to increase in 2014. For this reason, the duration of the Portfolio will likely be maintained short of the Index duration. Because of low Treasury yields, demand for corporate bonds will likely be high, keeping corporate spreads tight. We plan to continue purchasing what we consider to be solid investment grade bonds that are slightly lower in quality than the average for the Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Corporate Bonds (3)	86.6
U.S. Treasury Obligations	6.1
Money Market Funds and Other Net Assets	7.3

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. U.S. Treasury Note 1.750%, 05/15/2023	3.6
2. U.S. Treasury Note 3.750%, 11/15/2043	2.5
3. Fifth Third Bancorp 4.500%, 06/01/2018	1.2
4. Union Electric Co. 6.400%, 06/15/2017	1.1
5. Prudential Financial, Inc. 6.100%, 06/15/2017	1.1
6. Comerica Bank 5.750%, 11/21/2016	1.1
7. CSX Corp. 5.600%, 05/01/2017	1.1
8. Weatherford International Ltd. 6.000%, 03/15/2018	1.1
9. Commonwealth Edison Co. 5.950%, 08/15/2016	1.1
10. Janus Capital Group, Inc. 6.700%, 06/15/2017	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	22.8
Utilities	14.1
Energy	10.4
Consumer Discretionary	9.4
Industrials	9.1
Consumer Staples	7.6
Health Care	5.3
Materials	4.6
Telecommunication Services	2.5
Information Technology	0.8

86.6

11

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2013

Corporate Bonds – 86.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 9.4%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	$1,425,000	$1,226,355
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	566,497
Mattel, Inc. (Leisure Equip. & Products)		3.150%	03/15/2023	625,000	576,167
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,340,205
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	696,827
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,033,621
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	260,453
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,091,143
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	425,000	322,036
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,295,477
Walt Disney Co. / The (Media)		3.700%	12/01/2042	925,000	772,700
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,249,836
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	425,000	477,001
Target Corp. (Multiline Retail)		2.900%	01/15/2022	1,500,000	1,439,341
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	925,000	837,911
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,031,302

					14,216,872

CONSUMER STAPLES – 7.6%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	750,000	853,015
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.000%	01/17/2043	750,000	666,910
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	487,000	552,545
CVS Caremark Corp. (Food & Staples Retailing)		4.000%	12/05/2023	1,000,000	998,246
Kroger Co. / The (Food & Staples Retailing)		2.200%	01/15/2017	1,500,000	1,518,844
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,274,356
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,638,410
Hillshire Brands Co. (Food Products)		2.750%	09/15/2015	1,250,000	1,285,940
Tyson Foods, Inc. (Food Products)	(b)	6.600%	04/01/2016	1,000,000	1,116,785
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	279,407
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,300,230

					11,484,688

ENERGY – 10.4%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,684,279
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,114,693
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,023,619
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	500,000	476,928
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,294,286
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	993,029
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,035,758
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	1,250,000	1,189,634
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	974,280
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,040,213
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,321,488
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	909,515
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,370,644
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,300,146

					15,728,512

FINANCIALS – 22.8%
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,294,556
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,031,729
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,434,076
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,671,064
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,216,746
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,028,766
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,357,571
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,081,021
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,688,631
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,867,159
KeyCorp (Commercial Banks)		5.100%	03/24/2021	500,000	546,605
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,611,514
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	242,724
Wells Fargo & Co. (Commercial Banks)		4.600%	04/01/2021	1,250,000	1,370,664
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	850,212
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	1,000,000	1,138,864
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,447,367
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,148,970
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,603,875
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	1,000,000	1,024,352

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	$500,000	$507,155
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	1,500,000	1,653,535
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	817,935
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,708,176
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	845,194
Camden Property Trust (Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	494,607
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,396,868
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,332,104
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,088,857

					34,500,897

HEALTH CARE – 5.3%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,042,360
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,284,668
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	560,992
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,285,804
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	550,844
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	411,807
AbbVie, Inc. (Pharmaceuticals)		2.900%	11/06/2022	1,425,000	1,332,342
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,133,429
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	516,202

					8,118,448

INDUSTRIALS – 9.1%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	868,530
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	992,499
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,339,779
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,059,707
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	575,575
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,338,155
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,115,504
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,385,250
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	497,758
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,684,686
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	567,040
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,043,776
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,304,699

					13,772,958

INFORMATION TECHNOLOGY – 0.8%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,000,000	1,148,048

MATERIALS – 4.6%
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	960,372
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	999,886
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	677,012
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	1,250,000	1,188,371
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,213,312
Rio Tinto Finance U.S.A. Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	1,020,249
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	932,440

					6,991,642

TELECOMMUNICATION SERVICES – 2.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.875%	08/15/2021	1,000,000	1,013,397
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	500,000	471,227
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,320,750
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	347,228
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	645,960

					3,798,562

UTILITIES – 14.1%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,073,003
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,677,932
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,288,610
Duke Energy Florida, Inc. (Electric Utilities)		4.550%	04/01/2020	500,000	543,774
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,656,054
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	769,372
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	929,027
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	459,989	542,205
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,720,421
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,632,759

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	$500,000	$455,823
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,097,748
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,119,715
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,260,581
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	1,425,000	1,262,439
Energy Future Competitive Holdings Co. LLC (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	306,964	291,098
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,146,702
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,028,652
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,283,719
Public Service Electric & Gas Co. (Multi-Utilities)		3.950%	05/01/2042	750,000	668,486

					21,448,120

Total Corporate Bonds (Cost $126,102,833)					$131,208,747

U.S. Treasury Obligations – 6.1%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.750%	05/15/2023	$6,000,000	$5,398,830
U.S. Treasury Note		3.750%	11/15/2043	4,000,000	3,850,936

Total U.S. Treasury Obligations (Cost $9,447,390)					$9,249,766

Money Market Funds – 5.1%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				7,728,000	$7,728,000

Total Money Market Funds (Cost $7,728,000)					$7,728,000

Total Investments – 97.8% (Cost $143,278,223)	(c)				$148,186,513
Other Assets in Excess of Liabilities – 2.2%					3,391,250

Net Assets – 100.0%					$151,577,763

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2013, the value of these securities totaled $868,530, or 0.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	These securities are credit sensitive bonds. The coupon rates are variable rates subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	30.53%
Five years	16.15%
Ten years	7.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Omni Portfolio returned 30.53% versus 21.33% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Index”).

The outperformance of the Portfolio versus the benchmark is the result of the outperformance by the equity portion of the Portfolio versus the S&P 500 Index exceeding the under-performance of the bond portion of the Portfolio versus the Merrill Index. The asset allocation decision to overweight stocks and underweight bonds versus the blended benchmark also benefited relative performance because stocks significantly outperformed bonds for the year 2013.

Stocks performed very well in 2013, primarily because the Federal Reserve was able to convince the equity market that the Federal Reserve would reduce its quantitative easing program gradually over an extended period of time. Stocks also benefited from stronger profits in 2013, the result of corporations exiting the recession with a leaner workforce and reduced costs.

The equity portion of the Portfolio returned 43.44% versus 32.39% for the S&P 500 Index, for outperformance of 11.66%. This significant outperformance is the result of excellent stock selection throughout all sectors, along with positive effects of sector weightings versus the S&P 500 Index.

The Portfolio’s best performing stocks for the year were Delta Air Lines, Inc., Facebook, Inc., Lincoln National Corp., Hanesbrands, Inc. and Celgene Corp. The Portfolio’s worst performers were Infinity Pharmaceuticals, Inc., Amarin Corp., Abercrombie & Fitch Co., Altera Corp. and ARIAD Pharmaceuticals, Inc. The top contributors to stock performance were Facebook, Inc., Vertex Pharmaceuticals, Inc., Lincoln National Corp., Delta Air Lines, Inc. and Hanesbrands, Inc. The top detractors from stock performance were Infinity Pharmaceuticals, Inc., Altera Corp., Abercrombie & Fitch Co., Amarin Corp. and Hewlett-Packard Co.(1)

The bond portion of the Portfolio had a return of -2.32% versus -1.46% for the Merrill Index. Both the bond portion of the Portfolio and the Merrill Index had negative returns because U.S. Treasury yields increased during 2013. Treasury yields increased as the year progressed, primarily due to the Federal Reserve cutting back on its purchases of government securities. The bond portion of the Portfolio had a duration that was approximately 1.5 years shorter than the Merrill Index, thus resulting in less bond price depreciation than the Merrill Index as Treasury yields rose. The only difference in industry weighting to have an impact on relative bond performance was the approximate 9% under-weighting in the banking sector, which hurt performance because the banking sector outperformed. The overall credit quality of the Portfolio’s bond portfolio was Baa1 and this benefited relative performance marginally because the average credit quality of the Merrill Index was A3, and bonds rated Baa performed better in 2013 than did higher-rated bonds.(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the bond holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Time Warner Cable, Inc., Newmont Mining Corp., Verizon Communications, Inc., The Walt Disney Co. and Westar Energy, Inc. Newmont Mining Corp. underperformed because it is a mining company, and mining companies were hurt by weak commodity prices. The other four underperforming bonds had very long maturities, and their bond prices declined as interest rates rose. In addition to having a long maturity, Time Warner Cable, Inc. is the subject of a leveraged buyout offer. The five best performing bonds were Bank of America Corp., Deutsche Bank Capital Funding Trust VII, Key Bank NA, Computer Sciences Corp. and Boardwalk Pipelines LLC.(1)

Looking ahead at 2014, it appears that the benefits of quantitative easing will likely continue for much of the year, and possibly into 2015. Quantitative easing has benefited investors for the past four years and will likely continue to provide strong support for equities for the balance of the coming year. We remain committed to the idea that economic growth will be driven by consumer spending, which generates 70% of economic activity, and, thus, we remain over-weighted in Consumer Discretionary stocks. The Federal Reserve projects economic growth in the area of 3% in 2014 and unemployment falling to as low as 6.3%, all harbingers of growth in stocks. We intend to continue being over-weighted in stocks versus bonds because the outlook for stocks is reasonably good and bonds will be negatively impacted by our expectation of higher Treasury yields. Because we expect higher interest rates, the duration of the bond portion of the Portfolio will likely be maintained shorter than the Merrill Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	80.2
Corporate Bonds (3)	17.1
U.S. Treasury Obligations	0.8
Money Market Funds and Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. Apple, Inc.	2.3
2. Valeant Pharmaceuticals International, Inc.	2.1
3. Google, Inc. Class A	2.1
4. MetLife, Inc.	1.9
5. Walt Disney Co. / The	1.7
6. International Business Machines Corp.	1.6
7. Prudential Financial, Inc.	1.6
8. Adobe Systems, Inc.	1.6
9. Cisco Systems, Inc.	1.6
10. PVH Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	18.0
Consumer Discretionary	17.2
Financials	16.5
Health Care	15.6
Industrials	15.0
Energy	5.5
Materials	3.7
Utilities	2.8
Consumer Staples	2.2
Telecommunication Services	0.8

97.3

16

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 80.2%		Shares	Value
CONSUMER DISCRETIONARY – 15.4%
General Motors Co. (Automobiles)	(a)	13,000	$531,310
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		7,200	567,864
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,330	530,391
CBS Corp. Class B (Media)		7,420	472,951
Comcast Corp. Class A (Media)		11,300	587,204
Time Warner, Inc. (Media)		3,800	264,936
Walt Disney Co. / The (Media)		8,300	634,120
Nordstrom, Inc. (Multiline Retail)		7,300	451,140
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		8,200	576,214
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		7,480	588,227
PVH Corp. (Textiles, Apparel & Luxury Goods)		4,520	614,810

			5,819,167

CONSUMER STAPLES – 0.8%
Constellation Brands, Inc. Class A (Beverages)	(a)	4,100	288,558

ENERGY – 3.2%
Halliburton Co. (Energy Equip. & Svs.)		3,500	177,625
Schlumberger Ltd. (Energy Equip. & Svs.)		6,400	576,704
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,670	307,397
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	2,500	154,675

			1,216,401

FINANCIALS – 12.2%
Citigroup, Inc. (Diversified Financial Svs.)		11,420	595,096
JPMorgan Chase & Co. (Diversified Financial Svs.)		10,200	596,496
Allstate Corp. / The (Insurance)		8,220	448,319
American International Group, Inc. (Insurance)		9,050	462,002
Hartford Financial Services Group, Inc. (Insurance)		16,550	599,607
Lincoln National Corp. (Insurance)		11,500	593,630
MetLife, Inc. (Insurance)		13,503	728,082
Prudential Financial, Inc. (Insurance)		6,700	617,874

			4,641,106

HEALTH CARE – 14.6%
Celgene Corp. (Biotechnology)	(a)	3,240	547,430
Gilead Sciences, Inc. (Biotechnology)	(a)	7,000	526,050
Pharmacyclics, Inc. (Biotechnology)	(a)	2,900	306,762
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	6,600	490,380
Cardinal Health, Inc. (Health Care Providers & Svs.)		4,100	273,921
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6,900	519,570
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,300	590,155
Merck & Co., Inc. (Pharmaceuticals)		11,950	598,098
Mylan, Inc. (Pharmaceuticals)	(a)	14,100	611,940
Pfizer, Inc. (Pharmaceuticals)		9,400	287,922
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	6,800	798,320

			5,550,548

INDUSTRIALS – 13.7%
Boeing Co. / The (Aerospace & Defense)		3,030	413,565
Precision Castparts Corp. (Aerospace & Defense)		1,935	521,096
FedEx Corp. (Air Freight & Logistics)		4,200	603,834
Delta Air Lines, Inc. (Airlines)		17,200	472,484
Tyco International Ltd. (Commercial Svs. & Supplies)		14,750	605,340
Eaton Corp. PLC (Electrical Equip.)		7,568	576,076
Pentair Ltd. (Machinery)		6,700	520,389
Terex Corp. (Machinery)		13,100	550,069
Xylem, Inc. (Machinery)		13,300	460,180
Hertz Global Holdings, Inc. (Road & Rail)	(a)	16,200	463,644

			5,186,677

INFORMATION TECHNOLOGY – 17.5%
Cisco Systems, Inc. (Communications Equip.)		27,440	616,028
Apple, Inc. (Computers & Peripherals)		1,559	874,770
Google, Inc. Class A (Internet Software & Svs.)	(a)	710	795,704
International Business Machines Corp. (IT Svs.)		3,310	620,857
MasterCard, Inc. Class A (IT Svs.)		394	329,171
Altera Corp. (Semiconductors & Equip.)		15,500	504,215
Avago Technologies Ltd. (Semiconductors & Equip.)		11,600	613,524
Intel Corp. (Semiconductors & Equip.)		23,300	604,868
Adobe Systems, Inc. (Software)	(a)	10,300	616,764

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Microsoft Corp. (Software)			15,700	$587,651
Oracle Corp. (Software)			12,100	462,946

				6,626,498

MATERIALS – 2.8%
Huntsman Corp. (Chemicals)			22,900	563,340
Monsanto Co. (Chemicals)			4,400	512,820

				1,076,160

Total Common Stocks (Cost $25,269,649)				$30,405,115

Corporate Bonds – 17.1%	Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.8%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	3.350%	11/01/2022	$75,000	$64,545
Mattel, Inc. (Leisure Equip. & Products)	3.150%	03/15/2023	75,000	69,140
Comcast Corp. (Media)	5.875%	02/15/2018	75,000	86,067
Discovery Communications LLC (Media)	3.300%	05/15/2022	75,000	71,033
Time Warner Cable, Inc. (Media)	4.500%	09/15/2042	75,000	56,830
Viacom, Inc. (Media)	4.250%	09/01/2023	75,000	74,870
Walt Disney Co. / The (Media)	3.700%	12/01/2042	75,000	62,651
Kohl’s Corp. (Multiline Retail)	4.000%	11/01/2021	75,000	74,990
Macy’s Retail Holdings, Inc. (Multiline Retail)	5.900%	12/01/2016	42,000	47,139
AutoZone, Inc. (Specialty Retail)	3.125%	07/15/2023	75,000	67,939

				675,204

CONSUMER STAPLES – 1.4%
Anheuser-Busch Cos. LLC (Beverages)	5.500%	01/15/2018	150,000	170,603
CVS Caremark Corp. (Food & Staples Retailing)	5.750%	06/01/2017	73,000	82,825
Bunge NA Finance LP (Food Products)	5.900%	04/01/2017	150,000	163,841
Procter & Gamble Co. / The (Household Products)	4.700%	02/15/2019	100,000	111,763

				529,032

ENERGY – 2.3%
Weatherford International Ltd. (Energy Equip. & Svs.)	6.000%	03/15/2018	150,000	168,428
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	5.950%	09/15/2016	100,000	111,469
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)	5.500%	02/01/2017	100,000	108,916
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)	5.000%	03/01/2015	75,000	78,580
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)	4.150%	03/01/2022	75,000	74,477
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	6.400%	07/15/2018	150,000	176,171
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	4.000%	06/01/2022	75,000	71,378
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	2.500%	08/01/2022	75,000	68,429

				857,848

FINANCIALS – 4.3%
Mellon Funding Corp. (Capital Markets)	5.500%	11/15/2018	100,000	113,307
Morgan Stanley (Capital Markets)	3.750%	02/25/2023	75,000	73,005
Northern Trust Corp. (Capital Markets)	3.950%	10/30/2025	75,000	73,118
BB&T Corp. (Commercial Banks)	5.200%	12/23/2015	100,000	108,102
KeyBank NA (Commercial Banks)	5.700%	11/01/2017	150,000	168,622
PNC Funding Corp. (Commercial Banks)	5.250%	11/15/2015	75,000	80,576
Wells Fargo & Co. (Commercial Banks)	3.500%	03/08/2022	75,000	75,044
Discover Financial Services (Consumer Finance)	6.450%	06/12/2017	150,000	170,042
Bank of America Corp. (Diversified Financial Svs.)	5.750%	08/15/2016	75,000	82,756
Citigroup, Inc. (Diversified Financial Svs.)	5.850%	08/02/2016	75,000	83,505
General Electric Capital Corp. (Diversified Financial Svs.)	5.000%	01/08/2016	100,000	108,118
JPMorgan Chase & Co. (Diversified Financial Svs.)	5.150%	10/01/2015	100,000	106,925
Allstate Corp. / The (Insurance)	3.150%	06/15/2023	75,000	71,151
Boston Properties LP (Real Estate Investment Trusts)	3.125%	09/01/2023	75,000	68,529
Federal Realty Investment Trust (Real Estate Investment Trusts)	3.000%	08/01/2022	75,000	70,111
HCP, Inc. (Real Estate Investment Trusts)	6.000%	01/30/2017	150,000	168,174

				1,621,085

HEALTH CARE – 1.0%
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	3.750%	08/23/2022	75,000	72,672
WellPoint, Inc. (Health Care Providers & Svs.)	5.875%	06/15/2017	150,000	169,308
AbbVie, Inc. (Pharmaceuticals)	2.900%	11/06/2022	75,000	70,123
Hospira, Inc. (Pharmaceuticals)	6.050%	03/30/2017	75,000	82,787

				394,890

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 1.3%
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	$75,000	$86,336
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	168,469
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	6.375%	10/15/2017	150,000	173,657
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	70,880

					499,342

INFORMATION TECHNOLOGY – 0.5%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	172,207

MATERIALS – 0.9%
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	68,516
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	75,224
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	71,302
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	63,859
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	69,933

					348,834

TELECOMMUNICATION SERVICES – 0.8%
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	75,000	70,684
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	61,276
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	104,950
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	69,210

					306,120

UTILITIES – 2.8%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	75,000	83,897
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	165,605
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	75,000	82,897
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	167,273
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	69,677
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	172,042
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	68,373
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	75,635
Spectra Energy Capital, LLC (Gas Utilities)		3.300%	03/15/2023	75,000	66,444
Southern Power Co. (Ind. Power Prod. & Energy Traders)		4.875%	07/15/2015	100,000	106,136

					1,057,979

Total Corporate Bonds (Cost $6,181,914)					$6,462,541

U.S. Treasury Obligations – 0.8%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$200,000	$214,969
United States Treasury Note		1.625%	08/15/2022	100,000	90,719

Total U.S. Treasury Obligations (Cost $302,110)					$305,688

Money Market Funds – 1.8%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				666,000	$666,000

Total Money Market Funds (Cost $666,000)					$666,000

Total Investments – 99.9% (Cost $32,419,673)	(c)				$37,839,344
Other Assets in Excess of Liabilities – 0.1%					49,187

Net Assets – 100.0%					$37,888,531

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2013, the value of this security totaled $173,657, or 0.5% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of December 31, 2013

Average Annual Returns
One year	11.60%
Five years	12.87%
Ten years	4.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the International Portfolio returned 11.60% versus 15.29% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

The global stock market rallied over the year as the growth outlook improved and economic risks diminished across the United States and Europe. Several key markets hit all-time highs. Investors gained confidence despite the U.S. debt ceiling and budget crisis and the European debt crisis, both of which were a source of market volatility in previous years. While monetary policy diverged across the world, the U.S. Federal Reserve (“Fed”), the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) maintained accommodative monetary policy in the face of fiscal headwinds. The “risk-on/risk-off” investing environment that had driven markets in previous years became less important than global divergences, which were most evident between developed and emerging markets. As developed markets recovered, the growth outlook in emerging markets deteriorated and inflation expectations rose. As G3 (Fed, ECB and BoJ) central banks increased liquidity, several key central banks in the developing world, such as India and Brazil, began to tighten policy. Those conditions, coupled with concerns over an eventual withdrawal of extraordinary liquidity by the Fed, or “Fed tapering,” caused a broad selloff in emerging markets stocks, bonds and currencies.

The U.S. economy improved during the year, and re-emerged as a leading driver of global growth. A robust corporate sector was able to add over two million jobs, while the corporate earnings outlook remained strong. Despite repeated debt ceiling and budget debates, consumer spending and corporate investment remained healthy and improved. The major U.S. stock benchmarks hit all-time highs, and the U.S. dollar remained strong. As the employment picture continued to improve and industrial production grew past pre-recession highs, the focus shifted to the strength of the U.S. economy and the timing of the U.S. Federal Reserve’s tapering of its asset purchasing program. Fed tapering news caused volatility in yield-sensitive assets. Signs that investors were re-allocating to stocks aided positive sentiment for equities during the reporting period.

European markets performed strongly during the year as the broader economy shifted from a recession to initial stages of a recovery. The European economy exhibited “very green shoots,” according to the ECB. During the year, the euro-zone Purchasing Manager (“PMI”) Survey moved from contraction to expansion for the first time in over two years. The economic performance of the region is still widely varied, with Germany firing on multiple cylinders with above-trend real gross domestic product (“GDP”) growth, while Italy is slowly emerging from its worst recession since World War II. Across Europe, economic confidence moved to multi-year highs and was given a further boost as ECB President Mario Draghi stated that the bank was willing to enact another long-term refinancing operation (“LTRO”), if needed, to assure bank funding costs remained low. In November, the ECB cut its policy rate by a quarter-point to 0.25%, the lowest rate since the monetary union began in 1999. Political continuity was strong as pro-euro governments were confirmed. In Germany, Chancellor Merkel won a third term, and a stable technocrat government emerged in Italy. During the year, the European Parliament approved a single supervisory mechanism (“SSM”) for European banks. While the SSM is just the first step towards a banking union, it is an important institution that will help ensure the future stability in the euro area.

In Japan, the stock market had its best returns in more than a decade, as measured by the MSCI Japan Index, which appreciated 54.6% in local terms. The weak Yen was a headwind for U.S. dollar based returns. Prime Minister Abe’s sweeping economic revitalization plan and aggressive BoJ easing surprised markets. Japanese economic data improved consistently throughout the year. Important surveys such as the Tankan and Manufacturing PMI reflected an accelerating growth trend. After fifteen years of deflation, consumer prices stabilized and then signaled moderate inflation. The BoJ continued to provide record low interest rates and maintained quantitative easing. Prime Minister Abe’s broad plan for economic revitalization includes creation of three new business councils directing economic and fiscal policy, industrial competitiveness and regulatory reforms. Concurrent with a hike in the consumption tax, the government announced a stimulus plan targeted at incentivizing domestic corporate investment. Collectively, the structural reforms, fiscal and monetary policies, represent the “three arrows” of Japan’s makeover under “Abenomics.”

Emerging markets showed their widest underperformance to developed markets since the Asian crisis in 1998. While no economies entered into a recession during the year, the backdrop of tighter monetary policy in major emerging economies like Brazil and India, coupled with higher than expected inflation across many markets, hurt investor sentiment. More positive news from China helped improve the outlook during the end of the period, as the new government released further details about its long range economic reform plans. While the economic data showed mixed signs of growth and stability, real GDP growth is expected to be about 7 1/2 percent. The Chinese government’s action for domestic modernization and urbanization encouraged investors, particularly in the consumer sector. Furthermore, Chinese exports will be supported by the synchronized recovery underway in its major end markets, the United States, Europe and Japan.

For the twelve month reporting period ended December 31, 2013, the MSCI USA Index (+31.8%) outperformed both the MSCI Emerging Markets Index (-2.6%) and MSCI EAFE Index (+22.8%). The MSCI EAFE Index consists of the MSCI country indices that represent developed markets outside of North America (Europe, Australasia and the Far East). There was a strong divergence amongst country returns. Select major developed countries led the markets, including MSCI Germany

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

(+31.4%) and MSCI Spain (+31.3%). The top performing major emerging markets were MSCI Taiwan (+9.1%) and MSCI Korea (+3.9%).

Country allocation remained a key driver of performance for the year, which it has been for over the past five years. Our country allocation process seeks to identify healthy economies trading at reasonable valuation levels and favorable macro-economic outlooks. The Portfolio maintained exposure to select healthy and high sovereign quality, developed & emerging markets. We continue to find country and stock holdings attractive for the long-term.

In the euro area, performance was positive. The Portfolio’s top performer from a country perspective was Germany, where a strong domestic economy, with the lowest unemployment rate in over 20 years, was boosted by improvement in the euro area economy and improving global growth. Demand for autos and capital goods drove sales and earnings of companies such as Daimler AG, up 67.5% for the year, and Siemens AG, up 34.9%. Media company Kabel Deutschland, up 47.9%, was acquired as the sector continued to consolidate. In Denmark, shipping & logistics companies, such as A.P. Moller Maersk A/S, up 46.7%, and DSV A/S, up 26.6%, benefited from improving volumes in Europe and continued growth out of Asia. Norway, the Portfolio’s second largest overweight allocation at plus 11.6% relative to the benchmark, underperformed, as shares in energy service companies such as Subsea7 ASA, down 17.0%, and TGS-Nopec Geophysical Company ASA, down 15.5%, declined. More broadly in Europe, our underweight in stocks in the UK and Switzerland, which outperformed, was largely offset by our long position in pound sterling. The decision to take a small position in Turkish stocks negatively impacted performance as the stock market and currency sold off towards the end of the year due to a widespread government corruption investigation. Our positions in Turkish banks Turkiye Halk Bankasi, down 34.9%, and Tuerkiye Vakiflar Bankasi, down 31.0%, negatively impacted performance.(1)

In the Asia Pacific region, the Portfolio’s overweight allocation in Japan and short Yen position helped performance. Exporters such as Toto Ltd., up 90.0%, and Kubota Corp., up 48.3%, outperformed as Yen weakness drove sentiment and earnings. Chinese holdings contributed positively to performance as internet companies such as Ctrip.com International Ltd., up 130.7%, and Tencent Holdings Ltd., up 96.9%, benefitted from increased domestic consumption as well as the strong trends towards mobile media and e-commerce. Chinese demand for SUVs remained robust, driving up the shares of Great Wall Motor Co., up 74.5%. However, the Portfolio’s holdings in Korea had a negative impact on Portfolio performance, as labor issues and a weak Yen (versus the Korean won) hurt investor sentiment for domestic auto & parts makers. Holdings in automotive companies Kia Motors, up 0.6%, and Mando Corp., down 44.8%, underperformed. Elsewhere in Asia, the “Fed tapering” news led to a steep selloff in fiscally weaker emerging market countries. The Portfolio’s holdings in Indonesia, such as PT Bank Negara Indonesia Tbk, down 29.2%, detracted from Portfolio performance. Portfolio performance was helped by our underweight in Australia.(1)

In the Americas, the Portfolio’s holdings in Brazil detracted from performance as domestic economic growth disappointed and persistent inflation resulted in a higher interest rate environment. In addition, a nascent recovery in commodity exports was insufficient to boost positive sentiment on stocks. Iron ore mining company Vale SA down 35.0% and construction company Mills Estruturas E Servicos De Engenharia SA, down 29.4%, contributed negatively to performance. Portfolio performance was helped by Portfolio underweight in Canada, as the commodity rich country lagged in performance.

The Portfolio used foreign exchange (“FX”) currency contracts to reduce currency risk. During the period, the overall net returns of the FX forward positions contributed positively to performance. Positive contribution from our long British pound (versus the U.S. dollar) and short Japanese Yen (versus the U.S. dollar) was partially offset by our short position in Brazilian real (versus the. U.S. dollar) and our long Australian Dollar position (versus the U.S. dollar).(1)

The Portfolio maintained exposure to select healthy, high quality developed markets. Our highest conviction overweight investments included Germany, Denmark and Norway. We under weighted European peripheral debt-laden economies such as Spain, Italy and Portugal. The Portfolio maintained its overweight in Germany (+16.3%) on the belief that strong long-term fundamentals will be the key driver of stock returns and that German shares will benefit from continued low European Central Bank rates, a competitive currency and low unemployment. The Portfolio is overweight Norway (+12.2%) as the country has strong public finances and is benefiting from the long-run boom in off-shore oil and gas exploration and production. Due to the positive economic effects of improving domestic growth and a recovery in Europe, the Portfolio invested in fundamentally attractive Central European economies: Austria, Czech Republic and Poland.(1)

The Portfolio is overweight Japan on the belief that economic conditions in Japan are improving and will continue to remain on an upward trajectory which will provide support for the stock market going forward. Prime Minister Shinzo Abe has acted aggressively to revitalize the economy under his “Three Arrows” strategy which is expected to boost the labor market and provide relief from years of deflation. The Japanese stocks positions are composed mainly of exporting companies which will benefit from the weaker Yen and the recovery in global economic growth. Elsewhere in Asia, we maintained an overweight position in South Korea, where stock valuations are attractive given improving economic growth and the country’s solid fiscal position. The Portfolio weight in China was close to benchmark weight with a focus on stocks in the domestic consumer sector.(1)

Provided that credit conditions do not deteriorate meaningfully, developing economies generally have better long-term growth prospects supported by both structural demand and changing demographics. The Portfolio emerging markets weight stood at 28.9%. Excluding South Korea (11.6%), which some key benchmark providers consider a developed market, our emerging market weight is 16.9%, which is more in line with the benchmark. Portfolio positions in Brazil are concentrated in companies that benefit from domestic economic growth and consumer spending.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may see periods of volatility. However, as long-term investors, we feel that fundamentals are supportive of global growth in the mid to long term. The Portfolio managers expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, may underperform. Despite ‘Fed tapering,’ we expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	95.7
U.S. Treasury Obligations	0.1
Money Market Funds and Other Net Assets	4.2

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. TOTO Ltd.	3.3
2. Daimler AG	3.3
3. Samsung Electronics Co. Ltd.	3.0
4. Siemens AG	2.8
5. Statoil ASA	2.7
6. Kubota Corp.	2.5
7. Bayerische Motoren Werke AG	2.1
8. Murata Manufacturing Co. Ltd.	2.1
9. Aisin Seiki Co. Ltd.	2.0
10. DNB ASA	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
Japan	30.1
Germany	16.1
South Korea	11.5
Norway	9.8
Denmark	6.4
Brazil	5.1
Poland	3.9
China	2.5
Austria	2.4
Turkey	1.9

Sector Classifications:

% of Net Assets
Consumer Discretionary	22.2
Financials	18.0
Industrials	17.3
Information Technology	10.5
Energy	8.8
Materials	6.0
Consumer Staples	5.6
Health Care	5.4
Utilities	1.4
Telecommunication Services	0.5

95.7

22

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 95.7%		Shares	Value
Japan – 30.1%
Aisin Seiki Co. Ltd.	(b)	93,300	$3,793,211
Ajinomoto Co., Inc.	(b)	60,000	868,600
Asahi Kasei Corp.	(b)	384,000	3,012,024
Astellas Pharma, Inc.	(b)	14,000	830,015
Chugai Pharmaceutical Co. Ltd.	(b)	35,000	774,727
Daiwa House Industry Co. Ltd.	(b)	25,000	484,380
Disco Corp.	(b)	23,500	1,559,766
Fuji Heavy Industries Ltd.	(b)	79,000	2,270,377
Hitachi Ltd.	(b)	220,000	1,668,073
Honda Motor Co. Ltd.	(b)	64,400	2,658,245
Japan Tobacco, Inc.	(b)	99,900	3,250,621
Kaneka Corp.	(b)	240,000	1,575,875
Kubota Corp.	(b)	285,000	4,727,360
LIXIL Group Corp.	(b)	23,000	631,404
Mitsubishi Chemical Holdings Corp.	(b)	186,500	863,072
Mitsui & Co. Ltd.	(b)	167,000	2,328,170
Murata Manufacturing Co. Ltd.	(b)	44,700	3,975,318
Nippon Express Co. Ltd.	(b)	216,000	1,045,573
Nomura Holdings, Inc.	(b)	160,000	1,236,450
NTT Data Corp.	(b)	17,000	628,040
ORIX Corp.	(b)	124,000	2,178,911
Sekisui House Ltd.	(b)	196,000	2,742,667
Shionogi & Co. Ltd.	(b)	101,600	2,205,702
Shiseido Co. Ltd.	(b)	122,300	1,966,752
Tokio Marine Holdings, Inc.	(b)	27,300	913,722
TOTO Ltd.	(b)	390,408	6,192,312
United Arrows Ltd.	(b)	68,300	2,555,787

			56,937,154

Germany – 16.1%
Allianz SE	(b)	19,010	3,420,387
Bayer AG	(b)	10,800	1,516,433
Bayerische Motoren Werke AG	(b)	34,300	4,027,940
Continental AG	(b)	6,718	1,475,873
Daimler AG	(b)	71,300	6,187,729
Deutsche Post AG	(b)	74,900	2,735,720
Gerresheimer AG	(b)	22,400	1,569,454
Gerry Weber International AG	(b)	9,300	395,266
HeidelbergCement AG	(b)	21,300	1,617,419
MorphoSys AG	(a)(b)	5,000	385,478
Rheinmetall AG	(b)	32,300	1,992,731
Siemens AG	(b)	38,114	5,226,136

			30,550,566

South Korea – 11.5%
Binggrae Co. Ltd.	(b)	3,400	313,256
Cheil Worldwide, Inc.	(a)(b)	41,500	1,083,323
Coway Co. Ltd.	(b)	16,973	1,069,256
Hyundai Motor Co.	(b)	16,800	3,771,041
Kia Motors Corp.	(b)	48,600	2,588,025
Korea Electric Power Corp.	(a)(b)	31,800	1,050,230
LG Display Co. Ltd.	(a)(b)	26,900	649,590
Samsung Electronics Co. Ltd.	(b)	4,393	5,724,286
Samsung Heavy Industries Co. Ltd.	(b)	61,500	2,222,693
Samsung SDI Co. Ltd.	(b)	15,900	2,448,092
SK Innovation Co. Ltd.	(b)	6,900	927,739

			21,847,531

Norway – 9.8%
DNB ASA	(b)	210,885	3,784,994
DNO International ASA	(a)(b)	220,000	880,497
Fred Olsen Energy ASA	(b)	49,966	2,038,889
Norwegian Air Shuttle AS	(a)(b)	33,397	1,041,010
Statoil ASA	(b)	210,300	5,113,760
Telenor ASA	(b)	42,600	1,017,867
TGS Nopec Geophysical Co. ASA	(b)	46,100	1,224,954
Yara International ASA	(b)	81,500	3,514,948

			18,616,919

Common Stocks (Continued)		Shares	Value
Denmark – 6.4%
AP Moeller – Maersk A/S	(b)	156	$1,688,225
Carlsberg A/S	(b)	7,800	863,099
Danske Bank A/S	(a)(b)	83,300	1,913,539
DSV A/S	(b)	70,500	2,314,692
Jyske Bank A/S	(a)(b)	29,732	1,607,592
Novo Nordisk A/S – ADR		16,300	3,011,588
Sydbank A/S	(a)(b)	30,000	797,695

			12,196,430

Brazil – 5.1%
AMBEV SA – ADR		269,500	1,980,825
Arezzo Industria e Comercio SA	(b)	65,000	819,338
BB Seguridade Participacoes SA	(c)	145,333	1,509,233
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		13,300	594,111
Cielo SA	(b)	68,280	1,891,234
Itau Unibanco Holding SA – ADR		136,390	1,850,812
Tractebel Energia SA	(b)	60,000	914,471

			9,560,024

Poland – 3.9%
mBank	(b)	8,400	1,392,517
Polskie Gornictwo Naftowe i Gazownictwo SA	(b)	752,000	1,276,838
Powszechna Kasa Oszczednosci Bank Polski SA	(b)	192,400	2,508,497
Powszechny Zaklad Ubezpieczen SA	(b)	9,700	1,441,401
Tauron Polska Energia SA	(b)	470,000	681,147

			7,300,400

China – 2.5%
Ctrip.com International Ltd. – ADR	(a)	44,700	2,218,014
Great Wall Motor Co. Ltd.	(b)	205,000	1,133,129
Tencent Holdings Ltd.	(b)	20,600	1,317,365

			4,668,508

Austria – 2.4%
Erste Group Bank AG	(b)	42,000	1,464,137
OMV AG	(b)	20,000	957,627
UNIQA Insurance Group AG	(b)	30,700	392,722
Vienna Insurance Group AG Wiener Versicherung Gruppe	(b)	19,300	964,572
Voestalpine AG	(b)	16,100	773,674

			4,552,732

Turkey – 1.9%
BIM Birlesik Magazalar AS	(b)	34,800	702,815
Tofas Turk Otomobil Fabrikasi AS	(b)	70,000	436,985
Trakya Cam Sanayii AS	(b)	468,192	553,849
Turkiye Halk Bankasi AS	(b)	171,000	967,431
Turkiye Vakiflar Bankasi Tao	(b)	560,000	996,594

			3,657,674

United Kingdom – 1.6%
Burberry Group PLC	(b)	54,127	1,363,746
Subsea 7 SA	(b)	91,530	1,754,711

			3,118,457

Bermuda – 1.4%
Seadrill Ltd.	(b)	62,966	2,580,627

Italy – 1.2%
Prada SpA	(b)	153,000	1,361,759
UniCredit SpA	(b)	117,000	863,068

			2,224,827

Sweden – 0.8%
Nordea Bank AB	(b)	108,300	1,460,187

Hong Kong – 0.7%
China Overseas Land & Investment Ltd.	(b)	492,000	1,388,741

Czech Republic – 0.3%
Komercni Banka AS	(b)	2,100	468,405

Total Common Stocks (Cost $136,957,173)			$181,129,182

23	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2013

U.S. Treasury Obligations – 0.1%		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 02/27/2014	(d)	$220,000	$219,982

Total U.S. Treasury Obligations (Cost $219,982)			$219,982

Money Market Funds – 2.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		5,175,480	$5,175,480

Total Money Market Funds (Cost $5,175,480)			$5,175,480

Total Investments – 98.5% (Cost $142,352,635)	(e)		$186,524,644
Other Assets in Excess of Liabilities – 1.5%			2,902,396

Net Assets – 100.0%			$189,427,040

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $169,964,599, or 89.7% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,509,233, or 0.8% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security is fully or partially pledged as collateral for the following futures contracts outstanding at December 31, 2013:

Type	Description	Expiration	Number of Contracts	Counterparty	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)
Long	Mini MSCI EAFE March14	March 21, 2014	40	J.P. Morgan Securities LLC	$3,835,600	$3,665,070	$170,530

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Details of the foreign currency contracts outstanding in the International Portfolio at December 31, 2013 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
October 4, 2013	January 10, 2014	HSBC	77,750,000 RUB	$2,380,442	$2,362,248	$(18,194)
December 16, 2013	March 14, 2014	BARC	4,010,000 AUD	$3,575,557	$3,564,077	$(11,480)
December 16, 2013	March 14, 2014	BOA	6,150,000 GBP	$10,020,995	$10,179,059	$158,064

				$15,976,994	$16,105,384	$128,390

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
December 9, 2013	January 10, 2014	HSBC	$ 2,359,743	77,750,000 RUB	$2,362,248	$(2,505)
December 16, 2013	March 14, 2014	HSBC	$ 29,413,208	3,027,575,000 JPY	$28,758,694	$654,514

			$ 31,772,951		$31,120,942	$652,009

Counterparties	Currencies
BARC – Barclays Bank PLC	RUB – New Russian Ruble
HSBC – HSBC Bank USA, N.A.	AUD – Australian Dollar
BOA – Bank of America N.A.	GBP – British Pound
JPY – Japanese Yen

The accompanying notes are an integral part of these financial statements.

24

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2013

Average Annual Returns
One year	34.51%
Five years	21.05%
Ten years	8.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Capital Appreciation Portfolio returned 34.51% versus 32.39% for the current benchmark, the S&P 500 Index.

Equity markets posted robust, broad-based gains in the fourth quarter, capping a strong year for most U.S. indexes. Continued positive earnings momentum (S&P 500 earnings increased approximately 8% in 2013) and the first sustained expansion of price/earnings multiples since the 2008 financial crisis supported the advances. Accelerating U.S. gross domestic product growth and other measures of improved activity bolstered investor confidence. Indications of strength gained momentum into the new year.

The federal budget sequestration in January and the federal government shutdown in early October had only fleeting effects on economic activity and investor confidence. The absence of serious headwinds abroad for the first time in a number of years added to the favorable environment. The pace and scope of mergers, acquisitions, and initial public offerings benefitted from rising confidence.

Bond prices fell for the first time since 2009, as interest rates rose from early May on talk of reduced bond purchases by the Federal Reserve. The move to taper Federal Reserve bond purchases was formalized in mid-December. The initial reduction was modest, and the Federal Reserve indicated that it would maintain a historically low federal funds rate even if the prior target trigger of 6.5% unemployment is achieved.

The broad markets, as represented by the S&P 500 Index and the Russell 3000 Index, finished 2013 with strong gains. The S&P 500 Index advanced 32.39%, while the Russell 3000 Index was up 33.55%. All sectors had double-digit gains; Consumer Discretionary, Health Care, and Industrials showed the greatest strength. Telecommunication Services and Utilities had the most modest gains. Growth stocks outperformed value stocks, especially in the smaller capitalizations. The Portfolio performed in line with the Russell 3000 Index and marginally outperformed the S&P 500 Index.

Stock selection in the robust Consumer Discretionary sector, combined with an overweight position in the sector, had the strongest positive impact on relative performance. A dozen strong performers in the sector were led by Live Nation Entertainment, Inc., GameStop Corp., and The Wendy’s Co. Stock selection in Financials (MetLife, Inc. and The Charles Schwab Corp.) and Industrials (The Boeing Company and Delta Air Lines, Inc.) also made an important contribution to relative returns; however, an underweight in Industrials was slightly offsetting.(1)

Stock selection in Energy (Peabody Energy Corp. and Cobalt International Energy, Inc.), Information Technology (Broadcom Corp. and Teradata Corp.), and Health Care (Amarin Corp.) detracted most from relative returns. An underweight in Information Technology slightly lessened the negative impact of stock selection.(1)

The five largest contributors were Live Nation Entertainment, Inc., Vertex Pharmaceuticals, Inc., GameStop Corp., The Wendy’s Co., and MetLife, Inc. Live Nation Entertainment, Inc., a producer of live music concerts worldwide, reported several successive strong quarters, driven particularly by its sponsorship business and concert revenue. We believe that Live Nation Entertainment, Inc. is making astute investments to build its business, including improving the technology used in its ticketing business, expanding its promotions and ticketing businesses internationally, and increasing its sponsorships and e-commerce activities.(1)

Vertex Pharmaceuticals, Inc. announced during the period that its Phase 2 trial data for its second cystic fibrosis drug, VX-661, in combination with Kalydeco, indicated that the drug was significantly more effective than anticipated. The results are a very favorable indicator for Vertex Pharmaceuticals, Inc.’s pipeline of cystic fibrosis drugs. Shares rose sharply on the news, pricing in much of the upside potential. As a result of the price appreciation, we exited the position. We began rebuilding a position in the stock in November, taking advantage of what we believed to be a temporary decline in valuation.(1)

GameStop Corp., the leading video game retailer, is well positioned, in our view, to benefit from the new console cycle. GameStop Corp. continues to take significant market share in both the new and used software categories, and we believe that sales growth will improve with the release of new games and increased traction from multiple digital initiatives. We continue to believe that GameStop Corp. is the best positioned retailer for the transition of the video game industry from a pure console driven model to a combination of both console and digital options.(1)

The Wendy’s Co. has embarked on a two-pronged approach to turn around the company: menu changes led by a new product pipeline of premium sandwiches, that have been met with solid demand, and image reactivation, which would be a welcome major remodeling of a tired store look and layout. These two initiatives should drive sales and take market share from other quick-serve competitors. The company also plans to sell 425 of its company-owned stores to a major franchisee, a move that should be cash flow neutral and accretive to valuation.(1)

We consider MetLife, Inc. to be one of the top life insurance franchises, ably protecting itself against potential risk, improving its business mix, and continuing to see growth in its emerging markets business, while remaining attractively valued at under a 10 times price to earnings multiple.(1)

The five largest detractors were Peabody Energy Corp., Amarin Corp., Broadcom Corp., United States Steel Corp., and Teradata

25	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Corp. Peabody Energy Corp.’s shares fell on continuing forecasts of declining metallurgical coal prices on rising global supply and weak demand. Weakness in the Chinese and other emerging market economies accentuated the risk to the secular demand growth outlook for metallurgical coal and, thus, Peabody Energy Corp.’s Australian operations. We believe the company did a solid job of restructuring those operations, but cannot easily deflect the negative perception of having bought the metallurgical assets at peak prices. Given the negative macroeconomic backdrop for the coal market and the lack of flow through of positive developments to Peabody Energy Corp.’s share price, we exited the position in the company as the risk-reward narrowed.(1)

Amarin Corp.’s shares fell after the U.S. Food and Drug Administration (FDA) announced it would not approve a label expansion of the company’s triglyceride-lowering drug, Vascepa. The decision was a surprise because it represented a policy shift in the agency. Since there is now a question as to whether lowering triglycerides improves cardiovascular outcomes, the FDA appears to be discouraging the use of cardiovascular drugs without proven outcome studies, even though the drugs are safe and effective at improving common markers. We have sold our position in the stock.(1)

Broadcom Corp., a provider of semiconductors for wired and wireless communications, reported in-line second quarter earnings and revenues, but its third-quarter earnings and revenue guidance was below expectations. Results stemmed from a delay in LTE baseband revenue and lower than expected 3G revenues. We have exited the position.(1)

United States Steel Corp. announced fourth quarter earnings losses that were less than anticipated due to improved costs. Growth in steel imports has prevented our expected steel pricing cycle and, as a result, we exited our position in the company.(1)

Teradata Corp. is a pioneer in providing enterprise data warehousing systems that store and transform information amassed about customers, financials, and operations into data that can be mined to improve sales, profitability, inventory management, and customer responsiveness. In October, it pre-announced that revenue and earnings for the third quarter would fall short of expectations and it lowered earnings and revenue guidance for the full year. In our view, too many uncertainties have arisen around Teradata Corp.’s growth prospects and we exited our position in the stock.(1)

The five best performing holdings were Delta Air Lines, Inc., Live Nation Entertainment, Inc., Vertex Pharmaceuticals, Inc., GameStop Corp. and Evercore Partners, Inc. The five worst performing holdings were Amarin Corp., Peabody Energy Corp., Cobalt International Energy, Inc., Silver Spring Networks, Inc., and Teradata Corp.(1)

The gradual recovery in the U.S. appears to be picking up strength, albeit slowly, after being quite uneven throughout 2013. The U.S. government reported in December that the economy grew 4.2% in the third quarter and added 203,000 jobs in November, Unemployment fell to 7% from 7.3%, the lowest level since 2008. Because of the accumulating strength, the Federal Reserve has begun gradually winding down quantitative easing (QE) and plans to reduce its bond purchases to zero by the end of 2014. Congress, meanwhile, has indicated it will avoid another impasse over the budget.

With the recession and budget crises in the rear-view mirror, macroeconomic factors are likely to play a lesser role in the near term, enabling the company-specific, microeconomic drivers that are at the core of our investment process to assume a more dominant role.

In addition, the robust performance of the markets in the past year has led to the normalization of valuations. As a result, the importance of identifying companies that are likely to experience catalyst-driven growth will be especially crucial in the year ahead. We will continue to look for stocks that offer the greatest reward versus risk opportunities and that we expect to experience dynamic earnings cycles or other catalysts over the next 12-18 months, or that are demonstrating good growth characteristics but are being mispriced by the market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

26	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.5
Money Market Funds Less Net Liabilities	0.5

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. MetLife, Inc.	2.3
2. Schlumberger Ltd.	2.1
3. CONSOL Energy, Inc.	2.0
4. PNC Financial Services Group, Inc. / The	1.9
5. Pfizer, Inc.	1.9
6. Vivendi SA	1.9
7. Mondelez International, Inc. Class A	1.8
8. Merck & Co., Inc.	1.8
9. United Technologies Corp.	1.8
10. JPMorgan Chase & Co.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	20.0
Information Technology	16.7
Financials	13.7
Health Care	13.5
Energy	11.3
Industrials	10.4
Consumer Staples	6.1
Materials	4.4
Telecommunication Services	1.9
Utilities	1.5

99.5

27

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.5%		Shares	Value
CONSUMER DISCRETIONARY – 20.0%
Lear Corp. (Auto Components)		21,165	$1,713,730
Toyota Motor Corp. – ADR (Automobiles)		15,707	1,914,997
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	51,832	879,071
Accor SA (Hotels, Restaurants & Leisure)	(c)	35,727	1,687,389
Carnival Corp. (Hotels, Restaurants & Leisure)		48,413	1,944,750
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	14,063	312,902
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	44,263	2,189,248
International Game Technology (Hotels, Restaurants & Leisure)		131,211	2,382,792
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	89,729	2,332,057
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		245,167	2,137,856
Comcast Corp. Class A (Media)		32,779	1,635,016
Live Nation Entertainment, Inc. (Media)	(a)	107,678	2,127,717
Nine Entertainment Co. Holdings Ltd. (Media)	(a)(b)(d)	768,484	1,351,769
Thomson Reuters Corp. (Media)		40,553	1,533,714
Twenty-First Century Fox, Inc. Class A (Media)		34,981	1,230,632
Viacom, Inc. Class B (Media)		6,381	557,317
GameStop Corp. Class A (Specialty Retail)		33,004	1,625,777

			27,556,734

CONSUMER STAPLES – 6.1%
CVS Caremark Corp. (Food & Staples Retailing)		26,352	1,886,013
Wal-Mart Stores, Inc. (Food & Staples Retailing)		25,693	2,021,782
Bunge Ltd. (Food Products)		13,290	1,091,242
Diamond Foods, Inc. (Food Products)	(a)	32,571	841,635
Mondelez International, Inc. Class A (Food Products)		72,302	2,552,261

			8,392,933

ENERGY – 11.3%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	38,220	2,275,237
Schlumberger Ltd. (Energy Equip. & Svs.)		32,430	2,922,267
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	71,579	1,904,717
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	46,872	771,044
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		73,793	2,807,086
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		11,411	1,915,222
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	34,285	1,348,429
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		47,482	1,664,244

			15,608,246

FINANCIALS – 13.7%
Charles Schwab Corp. / The (Capital Markets)		73,701	1,916,226
Evercore Partners, Inc. Class A (Capital Markets)		21,722	1,298,541
Goldman Sachs Group, Inc. / The (Capital Markets)		9,821	1,740,870
PNC Financial Services Group, Inc. / The (Commercial Banks)		34,229	2,655,486
Wells Fargo & Co. (Commercial Banks)		51,629	2,343,957
ING U.S., Inc. (Diversified Financial Svs.)		54,236	1,906,395
JPMorgan Chase & Co. (Diversified Financial Svs.)		41,104	2,403,762
MetLife, Inc. (Insurance)		59,416	3,203,711
Symetra Financial Corp. (Insurance)		73,955	1,402,187

			18,871,135

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 13.5%
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	20,441	$1,518,766
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	66,796	1,492,891
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	30,088	2,113,381
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		23,492	1,908,960
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	88,458	1,367,561
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		33,897	1,938,569
Allergan, Inc. (Pharmaceuticals)		14,673	1,629,877
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	63,667	1,600,588
Merck & Co., Inc. (Pharmaceuticals)		49,314	2,468,166
Pfizer, Inc. (Pharmaceuticals)		84,561	2,590,103

			18,628,862

INDUSTRIALS – 10.4%
Boeing Co. / The (Aerospace & Defense)		15,370	2,097,851
United Technologies Corp. (Aerospace & Defense)		21,346	2,429,175
FedEx Corp. (Air Freight & Logistics)		15,042	2,162,588
Delta Air Lines, Inc. (Airlines)		35,425	973,125
Brink’s Co. / The (Commercial Svs. & Supplies)		53,199	1,816,214
Siemens AG (Industrial Conglomerates)	(c)	7,373	1,010,980
Dover Corp. (Machinery)		10,805	1,043,115
Terex Corp. (Machinery)		39,373	1,653,272
Kirby Corp. (Marine)	(a)	12,466	1,237,251

			14,423,571

INFORMATION TECHNOLOGY – 16.7%
Brocade Communications Systems, Inc. (Communications Equip.)	(a)	235,467	2,088,592
Juniper Networks, Inc. (Communications Equip.)	(a)	78,895	1,780,660
Apple, Inc. (Computers & Peripherals)		4,183	2,347,123
Diebold, Inc. (Computers & Peripherals)		54,352	1,794,159
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,969	2,206,678
Altera Corp. (Semiconductors & Equip.)		45,470	1,479,139
International Rectifier Corp. (Semiconductors & Equip.)	(a)	45,931	1,197,421
Xilinx, Inc. (Semiconductors & Equip.)		39,160	1,798,227
Activision Blizzard, Inc. (Software)		83,695	1,492,282
Cadence Design Systems, Inc. (Software)	(a)	154,374	2,164,323
Fortinet, Inc. (Software)	(a)	63,107	1,207,237
Microsoft Corp. (Software)		60,742	2,273,573
Rovi Corp. (Software)	(a)	60,117	1,183,704

			23,013,118

MATERIALS – 4.4%
Monsanto Co. (Chemicals)		18,574	2,164,800
PPG Industries, Inc. (Chemicals)		8,447	1,602,058
Constellium NV Class A (Metals & Mining)	(a)	100,885	2,347,594

			6,114,452

TELECOMMUNICATION SERVICES – 1.9%
Vivendi SA (Diversified Telecom. Svs.)	(c)	97,550	2,573,126

UTILITIES – 1.5%
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(a)	106,694	2,081,600

Total Common Stocks (Cost $99,112,716)			$137,263,777

Money Market Funds – 1.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,353,000	$2,353,000

Total Money Market Funds (Cost $2,353,000)			$2,353,000

Total Investments – 101.2% (Cost $101,465,716)	(e)		$139,616,777
Liabilities in Excess of Other Assets – (1.2)%			(1,609,135)

Net Assets – 100.0%			$138,007,642

28	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2013

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2013, the value of these securities totaled $1,351,769, or 1.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,271,495, or 3.8% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,351,769, or 1.0% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

29

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	27.68%
Five years	17.71%
Ten years	9.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the International Small-Mid Company Portfolio returned 27.68% versus 24.03% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

During this reporting period, global markets continued their upward march from 2012, as global confidence improved and tail risks subsided. The global markets rallied off their mid-year lows, as moderate growth was supported by accommodative monetary policy and structural reforms helped boost investor sentiment. Developed markets outperformed emerging markets, as talk of bond buying tapering by the U.S. Federal Reserve and the moderated economic growth in China weighed on the markets, especially emerging markets, and related commodities and foreign currencies.

Since Prime Minister Abe took office in November of 2012, the Japanese stock market has accelerated to the highest levels since 2007, producing one of the best absolute global market returns. New fiscal and monetary policies provided stimulus to the economy and depreciated the Yen to the benefit of Japanese exporters. Economic data improved consistently throughout the year, as evidenced by the major improvement in gross domestic product during the second calendar quarter. After fifteen years of deflation, consumer prices began to stabilize and then indicate signs of moderate inflation. By mid-year elections, Prime Minister Abe’s party, the LDP, effectively took control of the Diet, giving it control of both the Upper and Lower Parliaments. By October, production growth hit a 46-month high, signaling that Japan’s economy had improved markedly since the beginning of the year. Companies’ earnings reflected the improvement in economic conditions and the weakened yen helped increase their competitiveness and sales overseas.

China, the world’s second largest economy, continued to show signs of slower economic growth. A new leadership was installed, which moderated market expectations with a new economic plan that is more domestically-focused than the historic manufacturing, exporting, and polluting China. Official guidance is that China will no longer grow at the historically torrid pace of 10%, but that a more moderate 7% is acceptable. Industrial overcapacity, environmental issues, a migration to the cities, and corruption were the result of the boom years. As such, the government looked inward to its domestic needs to get its house in order before resuming its historical growth pattern. These policy initiatives included the elimination of government corruption, addressing environmental concerns, and building out proper infrastructure.

Despite the concerns of a collapsing currency and economy, European markets were resilient and strong. In fact, the broader European markets this year behaved very much like 2012, when they lagged the U.S. markets in the first-half of the year only to have a stronger finish at the end. At its May meeting, the European Central Bank (“ECB”) cut its key rate to 0.50%, the first reduction since July of 2012. As meltdown scenarios became less likely and tail risks faded, sovereign borrowing costs remained subdued and companies repaired their balance sheets. During the third quarter, European markets performed strongly, as the broader economy exhibited “very green shoots”, according to the ECB, and pulled out from a recession to initial stages of a recovery. The Eurozone Purchasing Manager (PMI) Survey also moved from contraction to expansion for the first time in over two years during the third quarter. Across Europe, economic confidence moved to multi-year highs, and was given a further boost as ECB President Mario Draghi stated that the bank was willing to enact another long-term refinancing operation (LTRO), if needed, to assure bank portfolioing costs remained low. In November, the ECB cut its policy rate by 0.25%, to an all-time low of 0.25%, as inflation fell below 1.0%.

The U.S. economy and government also had its share of economic and political issues that weighed on global markets and investor sentiment. The year started with concerns over the impending “fiscal cliff”, then moved towards talks regarding the U.S. Federal Reserve’s decision to taper its asset purchase program in early summer (which negatively impacted emerging markets harshly), and then, the U.S. government shutdown in October.

On a regional basis, the S&P Europe Small Cap Growth Index rose 35.2% on a gross return basis, while the S&P Asia Pacific Ex-Japan Small Cap Growth Index was relatively flat, gaining only 0.9%. Japanese small caps gained 23.6% as measured by the S&P Japan Small Cap Growth Index, on a U.S. dollar gross return basis during the reporting period.

The U.S. dollar had mixed results against most major currencies over this reporting period. Currencies that appreciated against the U.S. dollar included British sterling, up 1.9%, and the Euro, up 4.2%. Currencies which depreciated against the U.S. dollar included the Japanese Yen, down 21.4%, and the Canadian dollar, down 7.1%. The West Texas Intermediate (WTI) oil price increased 7.2% over this period, finishing at $98.42 per barrel. Oil spiked as high as $110.53 in September.

Positive performance, relative to the benchmark, came from strong stock selection in Consumer Discretionary, Materials, and Industrials. From a regional perspective, the Portfolio benefited from a mix of strong stock selection and weighting in Canada, Italy, Hong Kong, and South Korea. The Portfolio’s non-exposure to Australia had the most positive impact on the Portfolio’s relative performance, as Australia had a negative return during this reporting period. While Japan had an explosive year, the Portfolio started the year underweight in the country. However, excellent stock selection in Japan produced returns, up 28.8%, greater than the 23.6% return of the Japan small cap benchmark.(1)

Several individual stocks contributed significantly to the Portfolio’s performance. Yoox SpA, an Italian-based global Internet retailing partner for leading fashion and design brands, successfully manages

30	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

the online sites for many luxury brands, including Brioni, Balenciaga, Stella McCartney, and Armani. ASOS PLC, a UK online fashion retailer selling branded and own-label products, targets 16-25 year olds in the United Kingdom and internationally. The company recently launched a retail website in China. China Everbright International Ltd., a Chinese environmental, waste management, and energy company has benefited from winning a number of contracts with local Chinese governments in their efforts to ease pollution in waste water and solid waste treatment stemming from urbanization and increased consumption. Azimut Holding SpA is an Italian investment management services company which has exceeded its 2013 goals set at the beginning of the year for net inflows of 1.5 billion Euro.(1)

The Portfolio’s relative performance was weakened by stock in the Health Care, Energy, and Financials sectors. Poor stock selection in Norway, principally energy-related, had the largest negative country returns for the Portfolio. Weaker stock investments were in Mexico, Thailand, and Sweden. Despite absolute positive returns in these countries, stocks underperformed in these countries versus the benchmark, largely due to underweighting.(1)

Stocks that held back relative performance included Mexichem SAB de CV, down 25.1%, a Mexican producer of petrochemical products including PVC products. The company had difficulty and delays integrating its most recent and largest ever acquisition of Wavin NV, a Dutch-listed PVC manufacturer. Petroleum Geo-Services ASA, a Norwegian oil service company providing seismic studies for its clients, declined heavily this year on permitting and project delays. The stock price declined all year long on increasing concerns that energy producers may cut exploration spending as energy prices stagnated. City Developments Ltd. is Singapore’s second-largest commercial and investment property developer. The government imposed new rules governing how financial institutions make property loans to home buyers in an effort to curb property price increases. Consequently, the residential segment of the Singapore property market has seen an increase in units available, creating an oversupply situation. The company said developers were beginning to cut prices and take lower profit margins to sell the properties.(1)

Strong relative performance was supported by the appreciation of British sterling, together with a relative overweight in the United Kingdom. The Portfolio’s performance was slightly dented by its relative average underweight in Japan during the period, along with a depreciation of the Yen. As the Portfolio does not typically hedge its currency positions, it stands to benefit or suffer from corresponding currency fluctuations.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

31	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	91.7
Exchange Traded Funds Money Market Funds	1.3
Less Net Liabilities	7.0

100.0

Top 10 Portfolio Holdings as of December 31,
2013 (1) (2)

% of Net Assets
1. Yoox SpA	2.3
2. China Everbright International Ltd.	2.2
3. Ashtead Group PLC	2.2
4. Rightmove PLC	2.1
5. ASOS PLC	2.0
6. Wirecard AG	2.0
7. Publicis Groupe SA	1.9
8. Azimut Holding SpA	1.8
9. Copa Holdings SA	1.7
10. InterContinental Hotels Group PLC	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	25.1
Japan	17.6
France	8.2
Germany	6.0
Hong Kong	5.6
Italy	4.7
United States	3.6
Switzerland	3.3
Singapore	2.3
Panama	1.7

Sector Classifications:

% of Net Assets
Consumer Discretionary	30.0
Industrials	24.8
Financials	10.2
Information Technology	8.4
Health Care	8.1
Energy	5.4
Materials	4.3
Consumer Staples	0.5

91.7

32

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 91.7%		Shares	Value
United Kingdom – 25.1%
Aberdeen Asset Management PLC	(b)	105,374	$ 876,254
AMEC PLC	(b)	20,951	378,266
Ashtead Group PLC	(b)	131,834	1,663,051
ASOS PLC	(a)(b)	15,443	1,573,458
Babcock International Group PLC	(b)	22,000	494,341
Blinkx PLC	(a)(b)	113,950	387,577
Burberry Group PLC	(b)	37,629	948,074
Countrywide PLC	(c)	67,000	660,144
Croda International PLC	(b)	22,054	898,986
Delphi Automotive PLC		11,355	682,776
Essentra PLC	(b)	77,000	1,096,889
Globo PLC	(a)(c)	208,000	205,801
Howden Joinery Group PLC	(b)	137,965	789,399
InterContinental Hotels Group PLC	(b)	40,245	1,342,427
John Wood Group PLC	(b)	88,702	1,011,206
Jupiter Fund Management PLC	(b)	165,000	1,053,707
Rightmove PLC	(b)	35,434	1,609,219
Schroders PLC	(b)	20,000	862,585
Soco International PLC	(b)	139,373	912,531
Subsea 7 SA	(b)	23,000	440,930
Telecity Group PLC	(b)	54,238	652,471
Travis Perkins PLC	(b)	17,000	528,088
Vectura Group PLC	(a)(c)	108,000	250,380

			19,318,560

Japan – 17.6%
Aisin Seiki Co. Ltd.	(b)	17,400	707,416
Daifuku Co. Ltd.	(b)	75,000	960,021
Don Quijote Holdings Co. Ltd.	(b)	12,900	781,999
Ebara Corp.	(b)	84,000	540,744
Fuji Heavy Industries Ltd.	(b)	23,000	660,996
JGC Corp.	(b)	18,000	706,389
Kakaku.com, Inc.	(b)	53,000	931,020
Livesense, Inc.	(a)(b)	17,200	421,773
LIXIL Group Corp.	(b)	33,000	905,927
MISUMI Group, Inc.	(b)	21,000	660,251
NGK Spark Plug Co. Ltd.	(b)	21,000	497,713
Nihon Kohden Corp.	(b)	19,000	663,112
NSK Ltd.	(b)	59,000	735,278
Park24 Co. Ltd.	(b)	34,800	656,289
Shionogi & Co. Ltd.	(b)	46,400	1,007,328
Ship Healthcare Holdings, Inc.	(b)	28,000	1,087,274
United Arrows Ltd.	(b)	16,800	628,656
Yaskawa Electric Corp.	(b)	62,000	982,427

			13,534,613

France – 8.2%
Accor SA	(b)	16,283	769,044
Bureau Veritas SA	(b)	31,748	926,874
Criteo SA – ADR	(a)	5,586	191,041
Edenred	(b)	15,965	534,547
JCDecaux SA	(b)	14,436	595,963
Publicis Groupe SA	(b)	15,834	1,450,794
Teleperformance	(b)	11,500	701,364
Zodiac Aerospace	(b)	6,662	1,180,573

			6,350,200

Germany – 6.0%
GEA Group AG	(b)	9,022	430,218
Gerresheimer AG	(b)	11,129	779,752
HeidelbergCement AG	(b)	8,249	626,389
MorphoSys AG	(a)(b)	4,800	370,059
Rheinmetall AG	(b)	6,300	388,675
SAF-Holland SA	(a)(b)	32,032	477,639
Wirecard AG	(b)	38,276	1,515,052

			4,587,784

Hong Kong – 5.6%
Brilliance China Automotive Holdings Ltd.	(b)	668,000	1,089,391
China Everbright International Ltd.	(b)	1,268,000	1,696,891

Common Stocks (Continued)		Shares	Value
Hong Kong (continued)
Shun Tak Holdings Ltd.	(b)	1,700,000	$ 1,005,955
Techtronic Industries Co.	(b)	189,000	539,556

			4,331,793

Italy – 4.7%
Azimut Holding SpA	(b)	51,843	1,414,494
Brembo SpA	(b)	14,000	376,618
Yoox SpA	(a)(b)	39,900	1,788,989

			3,580,101

United States – 3.6%
Catamaran Corp.	(a)	7,800	370,344
Invesco Ltd.		22,533	820,201
Nexteer Automotive Group Ltd.	(a)(c)	735,000	418,955
Samsonite International SA	(b)	370,000	1,123,723

			2,733,223

Switzerland – 3.3%
Adecco SA	(b)	12,424	986,300
Cembra Money Bank AG	(a)(c)	3,750	246,132
GAM Holding AG	(b)	32,000	623,053
Partners Group Holding AG	(b)	2,700	719,328

			2,574,813

Singapore – 2.3%
City Developments Ltd.	(b)	76,000	580,716
Ezion Holdings Ltd.	(b)	682,800	1,204,833

			1,785,549

Panama – 1.7%
Copa Holdings SA		8,400	1,344,924

Bermuda – 1.6%
Signet Jewelers Ltd.		16,000	1,259,200

Canada – 1.6%
Dollarama, Inc.		14,951	1,241,542

Denmark – 1.6%
Pandora A/S	(b)	7,700	418,548
Rockwool International A/S	(b)	4,400	779,180

			1,197,728

Sweden – 1.3%
Getinge AB	(b)	12,000	411,336
Swedish Orphan Biovitrum AB	(a)(b)	55,000	570,608

			981,944

Israel – 1.0%
NICE Systems Ltd. – ADR		19,600	802,816

South Korea – 1.0%
Hotel Shilla Co. Ltd.	(b)	11,960	753,873

Mexico – 0.9%
Grupo Aeroportuario del Sureste SAB de CV – ADR		5,700	710,391

Luxembourg – 0.9%
Eurofins Scientific SE	(b)	2,587	700,198

Netherlands – 0.9%
Koninklijke DSM NV	(b)	8,500	668,936

Ireland – 0.8%
Grafton Group PLC	(b)	55,000	590,319

China – 0.7%
China ZhengTong Auto Services Holdings Ltd.	(a)(b)	850,000	546,598

Cayman Islands – 0.5%
Fabrinet	(a)	19,627	403,531

Brazil – 0.5%
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		8,504	379,874

33	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
Norway – 0.3%
Fred Olsen Energy ASA	(b)	5,636	$ 229,980

Total Common Stocks (Cost $46,577,228)			$70,608,490

Exchange Traded Funds – 1.3%		Shares	Value
iShares MSCI Japan ETF		82,000	$ 994,660

Total Exchange Traded Funds (Cost $896,662)			$ 994,660

Money Market Funds – 7.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		3,833,292	$ 3,833,292
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,565,014	1,565,014

Total Money Market Funds (Cost $5,398,306)			$ 5,398,306

Total Investments – 100.0% (Cost $52,872,196)	(d)		$77,001,456
Liabilities in Excess of Other Assets – (0.0)%			(18,548)

Net Assets – 100.0%			$76,982,908

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $60,620,438, or 78.7% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,781,412, or 2.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

34

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	31.44%
Five years	19.13%
Ten years	8.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Aggressive Growth Portfolio returned 31.44% versus 32.39% for the current benchmark, the S&P 500 Index.

Equities enjoyed strong gains during the year, as markets received clear indicators that the U.S. economy turned the corner from the financial crisis and Europe finally showed signs of a recovery. Stock correlations fell during the period, as fears of a showdown over the U.S. budget and debt ceiling subsided.

Loose monetary policy also provided a supportive backdrop for equities during the year, though fears about how, and when, the Federal Reserve would taper its quantitative easing program caused bouts of volatility. However, stocks climbed at the end of December when the Federal Reserve’s announced a more gradual pace of tapering than expected.

In terms of sector weightings, the Portfolio’s relative performance was helped by an overweight in the Consumer Discretionary sector and an underweight in the Energy sector. Meanwhile, an overweight in the Information Technology sector and underweight in the Industrials sector detracted from relative performance.(1)

Relative performance was impacted by weak stock selection in the Industrials and Information Technology sectors. In both sectors, some of the largest detractors from performance were sold during the year as part of the transition to a new portfolio manager. Apple, Inc. was our largest detractor in the Information Technology sector. While Apple, Inc. has dominated the high-end smartphone market for some time now, we feel growth in that market is slowing. Meanwhile, despite the new smartphone launches, we think Apple, Inc. still lacks a phone with a low enough price point to attract most first-time smartphone users in emerging markets. We also think innovation has slowed for the company, making Apple, Inc.’s risk/reward opportunity less attractive than it was earlier in the company’s product cycle. We sold our position during the year to pursue investment opportunities we believed had more long-term growth potential.(1)

Teradata Corp. was another Information Technology company that negatively impacted performance, though we continue to have conviction in the company. A weak information technology capital spending environment has been a headwind for Teradata Corp. this year. Concern about competition from other analytics companies has also weighed on the stock. However, we believe perceived secular threats from competition are overstated. In our view, Teradata Corp. has a competitive advantage in its ability to mine deeper analytical insights from data than other analytics companies, and we believe the company is well positioned to benefit from ongoing trends associated with the need for more insight from the vast amounts of data being created.(1)

Within the Industrials sector, FANUC Corp. was the largest detractor from performance. The company makes industrial automation equipment. We exited the position because we felt the company’s future was too dependent on demand from China’s manufacturing sector.(1)

Other detractors from Portfolio performance included Turquoise Hill Resources Ltd. and DaVita HealthCare Partners, Inc. Turquoise Hill Resources Ltd. owns a large copper mine in Mongolia. We sold the position to pursue other companies that we believed had better risk/reward profiles. DaVita HealthCare Partners, Inc. provides a range of dialysis treatments and support services for patients living with chronic kidney failure. We believe DaVita HealthCare Partners, Inc. is in a strong competitive position as one of the two largest dialysis providers, but we sold the position because we felt there were better growth opportunities within the sector.(1)

Portfolio stock selection was strongest in the Health Care and Consumer Discretionary sectors during the period. Within the Health Care sector, we own several biotech companies developing innovative therapies that substantially improve patient outcomes for a number of highly unmet medical needs. Many of these companies enjoyed substantial gains this year, as the market came to realize the potential of these drugs. Celgene Corp., for example, was up 114% for the year and was the top contributor to the entire Portfolio’s performance. During the year, a global study pointed to the benefits of using Celgene Corp.’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. Other drugs in Celgene Corp.’s pipeline also offer promising potential. We think the company is in the early stages of a major new product cycle, with other potential meaningful contributors, including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock has risen as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene Corp. is much more than a one-product company.(1)

Within the Consumer Discretionary sector, the top contributor to performance was Twenty-First Century Fox, Inc. The stock rose after the company announced multi-year earnings growth guidance that was well above market expectations. We think Twenty-First Century Fox, Inc. has one of the broadest global content libraries of any studio, and much of its unique programming resonates strongly with its customer base. We also think value is poised to increase as content is spread internationally and as new digital platforms offer expanded viewing opportunities.(1)

MGM Resorts International was another large contributor within the Consumer Discretionary sector. The company is using much of its free cash flow to pay down debt, and, as that happens, it transfers

35	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

36

the value of the company to equity holders. Going forward, we think that value could be significant. The 2014 convention calendar is improving and should drive higher rates for many of MGM Resorts International’s Las Vegas properties, resulting in meaningful revenue growth. Meanwhile, the company has a property in Macau that should benefit from strong growth in gaming in that region.(1)

Other contributors to Portfolio performance included Google, Inc. and CoStar Group, Inc. Google, Inc., the internet search engine leader, is benefiting from strong growth in mobile search (particularly in emerging markets) through its Android software for mobile devices. We think Android’s rapidly growing installed base will provide the company significant control over its mobile search and display advertising destiny. We also believe the company’s better-than-expected mobile and tablet search business has more than neutralized its slowing desktop computer search business in developed markets, and the company should offset market share losses in e-commerce by launching a new paid listing shopping search engine. We like the potential of the recurring revenue streams associated with CoStar Group, Inc.’s subscription-based commercial real estate database. In our view, building a network among real estate brokers across the country is a wide competitive moat business that would be difficult for any competitor to replicate.(1)

We are optimistic that the global economy will continue to improve in 2014. We believe the housing market will remain strong, even if rates rise slowly, and we also expect unemployment levels to tick down during the year. We also believe earnings can grow for many companies as macroeconomic headwinds, such as austerity programs in Europe and the threat of another round of sequester cuts, have abated.

While we believe the economy will strengthen, we expect volatility for equities as the market adjusts to a scaling back of the easy monetary policies that have played a large role in boosting equities over most of the last five years. We will generally look past short-term volatility and use those periods to add to competitively advantaged companies we believe can grow in excess of the market over longer time horizons.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	98.9
Money Market Funds Less Net Liabilities	1.1

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. Google, Inc. Class A	6.3
2. Celgene Corp.	5.6
3. Twenty-First Century Fox, Inc. Class A	4.9
4. Canadian Pacific Railway Ltd.	3.5
5. Zoetis, Inc.	3.2
6. Express Scripts Holding Co.	3.2
7. eBay, Inc.	3.1
8. Monsanto Co.	3.0
9. L Brands, Inc.	3.0
10. Valeant Pharmaceuticals International, Inc.	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	26.8
Information Technology	24.5
Health Care	23.5
Industrials	7.4
Financials	6.7
Telecommunication Services	4.5
Materials	3.0
Consumer Staples	2.5

98.9

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 26.8%
Delphi Automotive PLC (Auto Components)		17,565	$ 1,056,183
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	48,113	1,131,618
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	2,875	507,984
Starbucks Corp. (Hotels, Restaurants & Leisure)		3,944	309,170
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	2,396	955,501
priceline.com, Inc. (Internet & Catalog Retail)	(a)	817	949,681
zulily, Inc. Class A (Internet & Catalog Retail)	(a)	2,844	117,827
Twenty-First Century Fox, Inc. Class A (Media)		54,602	1,920,898
L Brands, Inc. (Specialty Retail)		18,819	1,163,955
Lowe’s Cos., Inc. (Specialty Retail)		15,911	788,390
TJX Cos., Inc. (Specialty Retail)		16,497	1,051,354
Prada SpA (Textiles, Apparel & Luxury Goods)	(b)	67,000	598,495

			10,551,056

CONSUMER STAPLES – 2.5%
Monster Beverage Corp. (Beverages)	(a)	9,757	661,232
Pernod Ricard SA (Beverages)	(b)	2,898	330,174

			991,406

FINANCIALS – 6.7%
PacWest Bancorp (Commercial Banks)		21,066	889,406
U.S. Bancorp (Commercial Banks)		28,399	1,147,320
AIA Group Ltd. (Insurance)	(b)	118,000	593,951

			2,630,677

HEALTH CARE – 23.5%
Celgene Corp. (Biotechnology)	(a)	12,980	2,193,101
Gilead Sciences, Inc. (Biotechnology)	(a)	13,429	1,009,189
Medivation, Inc. (Biotechnology)	(a)	13,389	854,486
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	17,845	1,253,433
athenahealth, Inc. (Health Care Technology)	(a)	6,266	842,777
Endo Health Solutions, Inc. (Pharmaceuticals)	(a)	10,058	678,513
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	9,914	1,163,904
Zoetis, Inc. (Pharmaceuticals)		38,476	1,257,780

			9,253,183

INDUSTRIALS – 7.4%
Precision Castparts Corp. (Aerospace & Defense)		4,062	1,093,897
Cummins, Inc. (Machinery)		3,225	454,628

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Canadian Pacific Railway Ltd. (Road & Rail)		9,212	$ 1,393,960

			2,942,485

INFORMATION TECHNOLOGY – 24.5%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		4,853	432,790
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		16,417	904,741
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	31,568	1,095,410
CoStar Group, Inc. (Internet Software & Svs.)	(a)	4,421	816,028
eBay, Inc. (Internet Software & Svs.)	(a)	22,025	1,208,952
Google, Inc. Class A (Internet Software & Svs.)	(a)	2,228	2,496,942
LinkedIn Corp. (Internet Software & Svs.)	(a)	1,324	287,083
Youku Tudou, Inc. – ADR (Internet Software & Svs.)	(a)	7,056	213,797
MasterCard, Inc. Class A (IT Svs.)		1,193	996,704
Teradata Corp. (IT Svs.)	(a)	13,988	636,314
ARM Holdings PLC – ADR (Semiconductors & Equip.)		7,692	421,060
Salesforce.com, Inc. (Software)	(a)	2,631	145,205

			9,655,026

MATERIALS – 3.0%
Monsanto Co. (Chemicals)		10,141	1,181,933

TELECOMMUNICATION SERVICES – 4.5%
Iliad SA (Diversified Telecom. Svs.)	(b)	2,310	473,300
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	9,687	711,316
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)		17,717	596,000

			1,780,616

Total Common Stocks (Cost $26,832,756)			$38,986,382

Money Market Funds – 2.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		794,000	$794,000

Total Money Market Funds (Cost $794,000)			$794,000

Total Investments – 100.9% (Cost $27,626,756)	(c)		$39,780,382
Liabilities in Excess of Other Assets – (0.9)%			(377,385)

Net Assets – 100.0%			$39,402,997

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,995,920, or 5.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	45.29%
Five years	28.12%
Ten years	11.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Small Cap Growth Portfolio returned 45.29% versus 43.30% for the current benchmark, the Russell 2000 Growth Index.

Small cap equities enjoyed significant gains during the year, as markets received indicators that the U.S. economy was picking up and Europe was also improving. Easy monetary policy was also a supportive backdrop for equities, though concerns the Federal Reserve would taper its quantitative easing program caused brief periods of volatility at different points during the year. However, markets responded favorably in late December when the Federal Reserve announced a more gradual pace of tapering than many expected. Stocks with high valuations, but low or negative earnings growth and low returns on invested capital, enjoyed the most substantial rise for much of the year. Momentum around those stocks, however, began to slow in the fourth quarter.

As part of our investment process, we focus on identifying companies with higher-quality business models and predictable, growing revenue streams. These companies often serve large unaddressed markets, or have sustainable competitive advantages, such as high barriers to entry in their respective industry, or a differentiated product or service that gives them pricing power that should help the company grow in a variety of market and economic environments. Given our emphasis on predictability and stability, we expect the Portfolio to outperform the benchmark index in weak or uncertain economic environments. During sharp market rallies like the one experienced this year, we expect performance to be more in line, or even to trail, the benchmark. Given the sharp climb by the benchmark index, we were pleased to see the Portfolio beat its benchmark, even though it is not our most ideal environment for relative outperformance.

We were pleased to see that much of the Portfolio’s relative outperformance was driven by stock selection. Stock selection was particularly strong in the Information Technology sector. Many of the Information Technology companies owned by the Portfolio have predictable or recurring revenue streams from diverse end markets outside the Information Technology sector, and these companies were among our top-performing Information Technology stocks during the year. SS&C Technologies Holdings, Inc., for example, provides a number of investment and financial software-enabled services to companies in the financial services industry. Most of its revenue comes from subscription services or software maintenance, which creates a steadier and recurring revenue source for the company. SS&C Technologies Holdings, Inc. has made some strategic acquisitions in recent years that have broadened its array of service offerings to financial firms. Last year, SS&C Technologies Holdings, Inc. acquired another company that provides back-office services to hedge funds, and we think SS&C Technologies Holdings, Inc. will have success in cross-selling the products of the company it acquired. The stock has been a top contributor to performance, as the market has come to appreciate the predictability of SS&C Technologies Holdings, Inc.’s business model and future growth prospects.(1)

Envestnet, Inc. was another top contributor from the Information Technology sector, and serves as an example of the diverse end markets many of the Portfolio’s Information Technology companies serve. Envestnet, Inc. provides a range of practice management and reporting solutions to financial advisors. Financial advisors depend on Envestnet, Inc.’s services to run their practices more efficiently. Since Envestnet, Inc.’s revenue is based on the asset bases of the advisors it serves, we think this creates a predictable revenue stream for the company.(1)

While stock selection in the Information Technology sector was a large driver of relative outperformance, a number of holdings outside the sector also played a large role in our outperformance. Wolverine WorldWide, Inc. was our top contributor outside the Information Technology sector. The company manufactures and markets a wide range of casual footwear and apparel products. We like the company for its ability to acquire and improve the management of brands, and then increase the sales of those brands through Wolverine WorldWide, Inc.’s strong global distribution network. The stock’s performance has been driven this year by the company’s acquisition of several new brands, including Sperry. Sperry went through a period of disinvestment prior to the acquisition, but Wolverine WorldWide, Inc. is now reviving the brand and opening proprietary Sperry stores.(1)

While generally pleased with overall performance this year, the stock selection in the Industrials sector detracted from relative performance. The Portfolio’s Industrials holdings returned 28.7%, but did not keep up with the benchmark. Polypore International, Inc. was the largest detractor within the sector. The company makes a separator that goes into a variety of batteries, including those used in electric and hybrid automobiles, consumer electronics and other devices. The company experienced lower demand for its products from the consumer electronics channel, where many companies went through an inventory destocking early in the year, and Polypore International, Inc. lost market share due to capacity that it had allocated to electric vehicles. One of the main hybrid vehicles using Polypore International, Inc.’s battery separators also destocked inventory as the company prepared to move its production plant. We view the drop in demand as temporary in nature, and continue to have conviction in the company.(1)

Outside the Industrials sector, we also had a few holdings that were large detractors from performance during the year. Liveperson, Inc. was the Portfolio’s largest detractor. The company helps retailers manage their online interactions with customers. We sold the position during the year due to concerns about the company’s strategy to move to services beyond being a customer service center for its retailers.(1)

38	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Intrepid Potash, Inc. was the Portfolio’s next largest detractor. The stock was down after a breakup of a marketing consortium of potash suppliers in Belarus and Russia created fear that pricing dynamics for the industry could break down, affecting all potash companies. We sold the position to pursue other companies we felt offered greater risk/reward opportunities.(1)

Broadridge Financial Solutions, Inc. contributed to Portfolio performance. Broadridge Financial Solutions, Inc. provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. We think the company’s wide network of broker dealers and banks is a competitive advantage that makes the company the preferable choice for distributing proxy information.(1)

HEICO Corp. is a value-added supplier of aftermarket aerospace components. The company benefits from having FAA approval to manufacture and repair highly engineered, mission-critical parts that extend over the entire aircraft. HEICO Corp. operates in very large markets with a small market share that has enabled the company to deliver strong results. Given the company’s strong balance sheet, market growth and market share opportunities, we believe the company is well positioned to deliver robust top and bottom line growth.(1)

Achillion Pharmaceuticals, Inc. was a detractor from Portfolio performance. We exited our position in the biotech company due to concerns about the company’s lead clinical compound, a protease inhibitor for hepatitis C treatment.(1)

Another detractor from Portfolio performance was Volcano Corp. Volcano Corp. has proprietary medical technology for the diagnosis and treatment of cardiovascular diseases. We think the company is well positioned because it helps to save costs in the system, often eliminating the need for retreatment of patients.(1)

After considerable gains for small-cap stocks this year, we think that valuations look stretched for a number of companies and that the prospect for future appreciation is generally more limited than last year. Multiples have expanded for many small-cap stocks, as earnings growth has not kept up with the rise in stock prices. Against a backdrop of more stretched valuations, we think companies will need to put up real earnings growth to experience gains in 2014. This was not the case for much of 2013, as companies with negative earnings outperformed those with positive earnings growth in the first three quarters of the year.

While finding attractively valued growth companies will likely be tougher next year, after the more than 40% rise in U.S. small-cap growth markets over the last 12 months, we think it favors our bottom-up, fundamental research process. Through our research process, we strive to identify those select companies that have strong competitive advantages and are serving large and growing addressable markets or are expanding market share in their existing marketplaces. These companies often have more predictable revenue streams, which should allow them to grow earnings regardless of the economic backdrop.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forcasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

39	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	92.8
Exchange Traded Funds	1.9
Money Market Funds Less Net Liabilities	5.3

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. SS&C Technologies Holdings, Inc.	3.0
2. Wolverine World Wide, Inc.	2.1
3. HEICO Corp. Class A	2.1
4. Blackbaud, Inc.	2.0
5. Carter’s, Inc.	1.9
6. iShares Russell 2000 Growth ETF	1.9
7. Kennametal, Inc.	1.8
8. Broadridge Financial Solutions, Inc.	1.8
9. Solera Holdings, Inc.	1.8
10. Wabtec Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	28.3
Industrials	20.7
Health Care	15.4
Consumer Discretionary	13.3
Financials	7.6
Energy	5.0
Consumer Staples	1.2
Materials	1.0
Telecommunication Services	0.3

92.8

40

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 92.8%		Shares	Value
CONSUMER DISCRETIONARY – 13.3%
Ascent Capital Group, Inc. Class A (Diversified Consumer Svs.)	(a)	6,698	$ 573,081
AFC Enterprises, Inc. (Hotels, Restaurants & Leisure)	(a)	14,527	559,290
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	2,746	1,391,233
Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure)	(a)	14,682	271,030
SodaStream International Ltd. (Household Durables)	(a)	16,625	825,265
HomeAway, Inc. (Internet & Catalog Retail)	(a)	11,624	475,189
Arctic Cat, Inc. (Leisure Equip. & Products)		16,885	962,107
National CineMedia, Inc. (Media)		77,527	1,547,439
SFX Entertainment, Inc. (Media)	(a)	40,099	481,188
Gordmans Stores, Inc. (Multiline Retail)		31,204	239,335
Hibbett Sports, Inc. (Specialty Retail)	(a)	24,733	1,662,305
Monro Muffler Brake, Inc. (Specialty Retail)		10,325	581,917
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		29,113	2,090,022
Vince Holding Corp. (Textiles, Apparel & Luxury Goods)	(a)	18,991	582,454
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		68,480	2,325,581

			14,567,436

CONSUMER STAPLES – 1.2%
Casey’s General Stores, Inc. (Food & Staples Retailing)		10,975	770,994
WhiteWave Foods Co. Class A (Food Products)	(a)	24,763	568,063

			1,339,057

ENERGY – 5.0%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	19,080	1,137,740
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	10,489	1,153,056
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		27,683	1,393,839
Midcoast Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	30,417	594,652
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)	(a)	14,979	568,153
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		7,452	657,043

			5,504,483

FINANCIALS – 7.6%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		7,040	458,938
Financial Engines, Inc. (Capital Markets)		8,513	591,483
LPL Financial Holdings, Inc. (Capital Markets)		33,383	1,570,002
WisdomTree Investments, Inc. (Capital Markets)	(a)	37,780	669,084
Bank of the Ozarks, Inc. (Commercial Banks)		12,490	706,809
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		6,165	412,254
MSCI, Inc. (Diversified Financial Svs.)	(a)	26,223	1,146,470
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		15,019	1,537,795
RE/MAX Holdings, Inc. (Real Estate Mgmt. & Development)	(a)	15,572	499,394
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	36,541	701,222

			8,293,451

HEALTH CARE – 15.4%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	11,352	283,686
Alkermes PLC (Biotechnology)	(a)	14,685	597,092
Exact Sciences Corp. (Biotechnology)	(a)	27,620	322,878
Incyte Corp. Ltd. (Biotechnology)	(a)	9,109	461,189
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	39,551	459,187
Medivation, Inc. (Biotechnology)	(a)	8,809	562,190
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	23,040	699,494

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Swedish Orphan Biovitrum AB (Biotechnology)	(a)(b)	56,763	$ 588,899
Synageva BioPharma Corp. (Biotechnology)	(a)	9,063	586,557
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	69,741	1,216,283
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	4,918	462,095
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	30,531	720,532
Masimo Corp. (Health Care Equip. & Supplies)	(a)	43,785	1,279,836
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	69,549	1,146,863
Quidel Corp. (Health Care Equip. & Supplies)	(a)	42,544	1,314,184
Volcano Corp. (Health Care Equip. & Supplies)	(a)	17,500	382,375
Zeltiq Aesthetics, Inc. (Health Care Equip. & Supplies)	(a)	20,989	396,902
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	25,518	612,177
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	27,580	823,815
athenahealth, Inc. (Health Care Technology)	(a)	7,782	1,046,679
HMS Holdings Corp. (Health Care Technology)	(a)	19,891	452,122
Techne Corp. (Life Sciences Tools & Svs.)		11,951	1,131,401
Akorn, Inc. (Pharmaceuticals)	(a)	17,527	431,690
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	23,324	834,999

			16,813,125

INDUSTRIALS – 20.7%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	13,231	544,456
HEICO Corp. Class A (Aerospace & Defense)		53,552	2,255,610
Sparton Corp. (Aerospace & Defense)	(a)	1,938	54,167
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	39,419	1,572,030
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	7,110	426,316
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	36,831	754,667
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		48,613	1,114,696
SP Plus Corp. (Commercial Svs. & Supplies)	(a)	63,322	1,648,905
GrafTech International Ltd. (Electrical Equip.)	(a)	132,875	1,492,186
Polypore International, Inc. (Electrical Equip.)	(a)	35,007	1,361,772
Kennametal, Inc. (Machinery)		38,853	2,023,076
Nordson Corp. (Machinery)		16,179	1,202,100
Tennant Co. (Machinery)		9,644	653,960
Wabtec Corp. (Machinery)		25,629	1,903,466
Corporate Executive Board Co. / The (Professional Svs.)		12,343	955,718
Landstar System, Inc. (Road & Rail)		15,783	906,733
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	21,726	1,151,913
Saia, Inc. (Road & Rail)	(a)	23,058	739,009
WESCO International, Inc. (Trading Companies & Distributors)	(a)	20,889	1,902,361

			22,663,141

INFORMATION TECHNOLOGY – 28.3%
Stratasys Ltd. (Computers & Peripherals)	(a)	3,522	474,413
Belden, Inc. (Electronic Equip., Instr. & Comp.)		14,753	1,039,349
CTS Corp. (Electronic Equip., Instr. & Comp.)		7,711	153,526
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,378	272,844
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	6,474	502,447
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	19,347	1,174,169

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		23,515	$ 752,950
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	51,590	440,579
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	14,065	586,651
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	11,891	634,266
CoStar Group, Inc. (Internet Software & Svs.)	(a)	3,448	636,432
Envestnet, Inc. (Internet Software & Svs.)	(a)	10,059	405,378
j2 Global, Inc. (Internet Software & Svs.)		12,673	633,777
VistaPrint NV (Internet Software & Svs.)	(a)	26,168	1,487,651
Zillow, Inc. Class A (Internet Software & Svs.)	(a)	9,083	742,354
Broadridge Financial Solutions, Inc. (IT Svs.)		50,123	1,980,861
Euronet Worldwide, Inc. (IT Svs.)	(a)	22,887	1,095,143
MAXIMUS, Inc. (IT Svs.)		10,325	454,197
QIWI PLC – ADR (IT Svs.)		6,678	373,968
WEX, Inc. (IT Svs.)	(a)	6,083	602,399
Atmel Corp. (Semiconductors & Equip.)	(a)	179,196	1,403,105
Advent Software, Inc. (Software)		35,362	1,237,316
Blackbaud, Inc. (Software)		59,165	2,227,562
Cadence Design Systems, Inc. (Software)	(a)	124,819	1,749,962
FleetMatics Group PLC (Software)	(a)	13,918	601,953
Guidewire Software, Inc. (Software)	(a)	12,495	613,130
NICE Systems Ltd. – ADR (Software)		27,509	1,126,769
Rally Software Development Corp. (Software)	(a)	8,640	168,048
RealPage, Inc. (Software)	(a)	73,934	1,728,577
Solera Holdings, Inc. (Software)		27,237	1,927,290

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
SS&C Technologies Holdings, Inc. (Software)	(a)	74,988	$ 3,318,969
Tyler Technologies, Inc. (Software)	(a)	4,928	503,297

			31,049,332

MATERIALS – 1.0%
Sensient Technologies Corp. (Chemicals)		22,533	1,093,301

TELECOMMUNICATION SERVICES – 0.3%
RingCentral, Inc. Class A (Wireless Telecom. Svs.)	(a)	16,121	296,143

Total Common Stocks (Cost $87,150,305)			$101,619,469

Exchange Traded Funds – 1.9%		Shares	Value
iShares Russell 2000 Growth ETF		15,000	$ 2,032,650

Total Exchange Traded Funds (Cost $1,876,174)			$ 2,032,650

Money Market Funds – 5.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		6,268,000	$6,268,000

Total Money Market Funds (Cost $6,268,000)			$6,268,000

Total Investments – 100.4% (Cost $95,294,479)	(c)		$109,920,119
Liabilities in Excess of Other Assets – (0.4)%			(383,310)

Net Assets – 100.0%			$109,536,809

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $588,899, or 0.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	32.46%
Five years	20.84%
Ten years	7.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Mid Cap Opportunity Portfolio returned 32.46% versus 35.74% for the current benchmark, the Russell Midcap Growth Index.

In 2013, the Portfolio delivered a positive absolute return but underperformed relative to its benchmark. Weakness in Industrials and Information Technology sectors detracted from relative returns, while positive stock selection in the Financials and Materials sectors contributed to performance. The Portfolio’s best performers were Pandora Media, Inc., FleetCor Technologies, Inc., Deckers Outdoor Corp., IntercontinentalExchange Group, Inc., and Chipotle Mexican Grill, Inc. The Portfolio’s worst performers were ARIAD Pharmaceuticals, Inc., VeriFone Systems, Inc., Rackspace Hosting, Inc., Equinix, Inc., and Linkedin Corp. The Portfolio’s top contributors to returns were Pandora Media, Inc., Deckers Outdoor Corp., Vertex Pharmaceuticals, Inc., FleetCor Technologies, Inc., and IntercontinentalExchange Group, Inc. The Portfolio’s largest detractors from returns were Equinix, Inc., Rackspace Holdings, Inc., ARIAD Pharmaceuticals, Inc., Ritchie Bros. Auctioneers, Inc., and PetSmart, Inc.(1)

Pandora Media, Inc.’s outperformance was driven by strong growth in key audience metrics. In particular, listener hours, share of total U.S. radio listening and number of active listeners have all increased from a year ago. The stock was also bolstered by the announcement of a new CEO. In our view, Pandora Media, Inc. is uniquely positioned to monetize mobile and gain market share within the terrestrial radio market as it grows its active user base. Pandora Media, Inc.’s differentiated business model, first-mover advantage and strong brand recognition, along with a continued shift in ad spending, should also support sustainable growth.(1)

Deckers Outdoor Corp., a footwear and retail company, whose brands include UGG and Teva, contributed to the Portfolio’s returns. We felt that the market was beginning to realize that Deckers Outdoor Corp. was more likely to meet, and potentially beat, earnings expectations during its important winter selling season. This belief was realized in the fourth quarter, as colder weather at the start of the winter selling season drove optimism that the company will report better results in early 2014. In our view, the company is well positioned for long-term growth, as the UGG brand is transforming into a global lifestyle brand and the company is expanding its product lineup and store count.(1)

Equinix, Inc., a leading data center solutions company, detracted from returns during the year. Its shares declined when the company reported results that were below expectations and lowered 2013 earnings and revenue guidance. The potential for rising interest rates continued to weigh broadly on yield-sensitive securities such as bonds and real estate investment trusts (REITs). While this has been a short-term headwind for the company, we do not believe there has been any deterioration in fundamentals. We believe that Equinix, Inc. remains well positioned as a market leader in data center and co-location services. We also feel that the company’s unique assets will continue to command a premium lease rate relative to its peers, highlighted by the solid third quarter results. Equinix, Inc.’s customer churn and pricing recently improved, which was important, as this had been a source of controversy for the company. Additionally, we believe that Equinix, Inc. is well positioned to benefit from secular growth trends, including growth in cloud computing, internet traffic, enterprise outsourcing and rising demand for optimized network performance.(1)

We sold our position in Rackspace Hosting, Inc. during the fourth quarter. In 2013, Rackspace Hosting, Inc. was plagued with an inability to gain traction with its new cloud offering, causing a slowdown in sales growth. The company also indicated that it would have to spend more to acquire new customers. In addition, we realized that there were many new entrants into this space, some of which are large, established competitors that we believe could lead to price degradation.(1)

Despite strong 2013 performance, we believe U.S. equities have further upside as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance. We believe that U.S. corporate fundamentals remain solid, evidenced by both healthy balance sheets and earnings resilience. In our view, this should provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds remains, such as geopolitical risks associated with developments in the Middle East, or political gridlock in Washington D.C., we ultimately remain positive on the direction of U.S. equity markets. We believe that there are ample tailwinds, including the strengthening U.S. housing and employment markets, which should continue to provide a favorable backdrop for equities. Looking forward, we believe that as the U.S. economy improves, companies will likely reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity rather than keeping excess cash on balance sheets. From a valuation perspective, U.S. equities remain reasonably valued relative to history and inexpensive relative to fixed income. Lastly, we believe improved investor sentiment and increased flows into U.S. equities could be additional catalysts for the market in the months ahead. We believe a forward-looking analysis is critical in this investing environment and, as revenue growth in select companies will propel the stocks of these companies to higher levels, selectivity will be increasingly important.

Our fundamental, bottom-up research process continues to drive our stock selection, while short-term “noise” in the market - headlines or sentiment - enables us to manage position sizes opportunistically. We have high conviction in the companies that we own and believe they have the potential to outperform relative to the broader

43	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

market, regardless of the growth environment. We maintain our discipline in identifying what we believe are well-positioned companies with defensible franchises, high barriers to entry and strong growth prospects, led by quality management teams. We believe that these ingredients, combined with our long-term focus, are the recipe for alpha generation over time.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	98.2
Money Market Funds Less Net Liabilities	1.8

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. CBRE Group, Inc.	2.5
2. SBA Communications Corp. Class A	2.4
3. L Brands, Inc.	2.2
4. Equinix, Inc.	2.2
5. PVH Corp.	2.2
6. C.R. Bard, Inc.	2.1
7. Agilent Technologies, Inc.	2.1
8. Dollar General Corp.	2.1
9. MSCI, Inc.	1.9
10. Cameron International Corp.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	22.4
Health Care	16.4
Information Technology	13.8
Financials	12.9
Industrials	10.3
Consumer Staples	8.4
Energy	5.5
Materials	4.8
Telecommunication Services	3.7

98.2

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 98.2%		Shares	Value
CONSUMER DISCRETIONARY – 22.4%
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,332	$1,242,443
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		13,804	681,365
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	22,164	786,157
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	4,505	795,988
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)		17,454	1,018,965
Discovery Communications, Inc. Class A (Media)	(a)	9,635	871,197
Scripps Networks Interactive, Inc. Class A (Media)		12,889	1,113,738
Dollar General Corp. (Multiline Retail)	(a)	28,766	1,735,165
Dick’s Sporting Goods, Inc. (Specialty Retail)		12,690	737,289
Five Below, Inc. (Specialty Retail)	(a)	12,772	551,750
L Brands, Inc. (Specialty Retail)		29,555	1,827,977
PetSmart, Inc. (Specialty Retail)		18,969	1,379,995
Restoration Hardware Holdings, Inc. (Specialty Retail)	(a)	4,949	333,068
Tiffany & Co. (Specialty Retail)		8,128	754,116
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	10,298	869,769
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	34,275	1,099,199
PVH Corp. (Textiles, Apparel & Luxury Goods)		13,379	1,819,812
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		5,604	989,498

			18,607,491

CONSUMER STAPLES – 8.4%
Beam, Inc. (Beverages)		15,795	1,075,008
Whole Foods Market, Inc. (Food & Staples Retailing)		24,027	1,389,481
Green Mountain Coffee Roasters, Inc. (Food Products)	(a)	17,223	1,301,714
Hain Celestial Group, Inc. / The (Food Products)	(a)	14,895	1,352,168
TreeHouse Foods, Inc. (Food Products)	(a)	12,138	836,551
Church & Dwight Co., Inc. (Household Products)		15,429	1,022,634

			6,977,556

ENERGY – 5.5%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	26,730	1,591,237
Core Laboratories NV (Energy Equip. & Svs.)		2,937	560,820
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	10,490	1,153,166
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	6,873	436,023
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	13,778	852,445

			4,593,691

FINANCIALS – 12.9%
Lazard Ltd. Class A (Capital Markets)		26,786	1,213,942
T. Rowe Price Group, Inc. (Capital Markets)		17,305	1,449,640
First Republic Bank (Commercial Banks)		20,702	1,083,750
SLM Corp. (Consumer Finance)		38,772	1,018,928
IntercontinentalExchange Group, Inc. (Diversified Financial Svs.)		6,956	1,564,544
MSCI, Inc. (Diversified Financial Svs.)	(a)	36,904	1,613,443
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	79,993	2,103,816
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	75,972	641,204

			10,689,267

HEALTH CARE – 16.4%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,932	523,192
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	5,150	361,891
Cepheid, Inc. (Biotechnology)	(a)	18,361	857,826
Incyte Corp. Ltd. (Biotechnology)	(a)	5,915	299,476
Medivation, Inc. (Biotechnology)	(a)	7,866	502,008
Pharmacyclics, Inc. (Biotechnology)	(a)	4,840	511,975
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,203	606,354
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	12,330	916,119
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	24,315	968,223

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
C.R. Bard, Inc. (Health Care Equip. & Supplies)		13,239	$1,773,232
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	9,683	1,106,380
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	7,798	416,257
HMS Holdings Corp. (Health Care Technology)	(a)	25,500	579,615
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		30,830	1,763,168
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,382	577,849
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		15,145	624,428
Shire PLC – ADR (Pharmaceuticals)		5,643	797,299
Zoetis, Inc. (Pharmaceuticals)		14,372	469,821

			13,655,113

INDUSTRIALS – 10.3%
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		14,131	400,896
Quanta Services, Inc. (Construction & Engineering)	(a)	23,305	735,506
AMETEK, Inc. (Electrical Equip.)		12,661	666,855
Hubbell, Inc. Class B (Electrical Equip.)		11,174	1,216,849
Roper Industries, Inc. (Electrical Equip.)		3,386	469,570
Sensata Technologies Holding NV (Electrical Equip.)	(a)	39,146	1,517,690
Graco, Inc. (Machinery)		18,807	1,469,203
Kennametal, Inc. (Machinery)		21,679	1,128,826
W.W. Grainger, Inc. (Trading Companies & Distributors)		3,708	947,097

			8,552,492

INFORMATION TECHNOLOGY – 13.8%
Juniper Networks, Inc. (Communications Equip.)	(a)	13,841	312,391
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		14,074	1,255,119
Equinix, Inc. (Internet Software & Svs.)	(a)	10,272	1,822,766
LinkedIn Corp. (Internet Software & Svs.)	(a)	3,422	741,992
Pandora Media, Inc. (Internet Software & Svs.)	(a)	28,117	747,912
FleetCor Technologies, Inc. (IT Svs.)	(a)	8,474	992,899
Altera Corp. (Semiconductors & Equip.)		29,745	967,605
Linear Technology Corp. (Semiconductors & Equip.)		16,575	754,991
Xilinx, Inc. (Semiconductors & Equip.)		34,369	1,578,224
Guidewire Software, Inc. (Software)	(a)	8,259	405,269
MICROS Systems, Inc. (Software)	(a)	11,811	677,597
Salesforce.com, Inc. (Software)	(a)	14,470	798,599
ServiceNow, Inc. (Software)	(a)	7,401	414,530

			11,469,894

MATERIALS – 4.8%
Airgas, Inc. (Chemicals)		12,298	1,375,531
Ecolab, Inc. (Chemicals)		5,702	594,548
International Flavors & Fragrances, Inc. (Chemicals)		12,819	1,102,178
Sherwin-Williams Co. / The (Chemicals)		4,737	869,240

			3,941,497

TELECOMMUNICATION SERVICES – 3.7%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	34,382	1,047,620
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	22,593	2,029,755

			3,077,375

Total Common Stocks (Cost $59,295,824)			$81,564,376

Money Market Funds – 2.0%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		1,633,000	$1,633,000

Total Money Market Funds (Cost $1,633,000)			$1,633,000

Total Investments – 100.2% (Cost $60,928,824)	(b)		$83,197,376
Liabilities in Excess of Other Assets – (0.2)%			(185,417)

Net Assets – 100.0%			$83,011,959

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2013

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

46

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	31.74%
Five years	17.38%
Ten years	6.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the S&P 500® Index Portfolio returned 31.74% versus 32.39% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for 2013 were Google, Inc, Microsoft Corp., General Electric Co., Exxon Mobil Corp., and Johnson & Johnson. The largest detractors in 2013 were Newmont Mining Corp., CenturyLink, Inc., HCP, Inc., Intuitive Surgical, Inc., and FirstEnergy Corp.(1)

The year 2013 was very good for equities, as the market was fueled by a very accommodating Federal Reserve. In 2013, we saw continued improvement in the economy, an improvement in the housing market, and less public policy uncertainty. Multiples for the S&P 500® Index expanded in 2013, with the price to earnings ratio starting at 14.21 times at the end of 2012 to 17.37 times at the end of 2013, as investors priced in the impact of the improving economic environment and improving company earnings.

We believe that 2014 should be another good year for equities. As quantitative easing (“QE”) comes to an end, we expect stock prices to be supported by earnings growth, which is expected to be in the high single digits. We would also expect some volatility, as investors pay close attention to the Federal Reserve’s actions and the speed of the “taper” of QE.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

47	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	96.2
Exchange Traded Funds and Other Net Assets	3.8

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. SPDR S&P 500 ETF Trust	3.8
2. Apple, Inc.	2.9
3. Exxon Mobil Corp.	2.6
4. Google, Inc. Class A	1.8
5. Microsoft Corp.	1.7
6. General Electric Co.	1.7
7. Johnson & Johnson	1.5
8. Chevron Corp.	1.4
9. Procter & Gamble Co. / The	1.3
10. JPMorgan Chase & Co.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	17.9
Financials	15.6
Health Care	12.5
Consumer Discretionary	12.0
Industrials	10.5
Energy	9.9
Consumer Staples	9.4
Materials	3.4
Utilities	2.8
Telecommunication Services	2.2

96.2

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 96.2%		Shares	Value
CONSUMER DISCRETIONARY – 12.0%
BorgWarner, Inc. (Auto Components)		4,200	$234,822
Delphi Automotive PLC (Auto Components)		5,100	306,663
Goodyear Tire & Rubber Co. / The (Auto Components)		4,500	107,325
Johnson Controls, Inc. (Auto Components)		12,600	646,380
Ford Motor Co. (Automobiles)		72,487	1,118,474
General Motors Co. (Automobiles)	(a)	20,900	854,183
Harley-Davidson, Inc. (Automobiles)		4,100	283,884
Genuine Parts Co. (Distributors)		2,800	232,932
Graham Holdings Co. Class B (Diversified Consumer Svs.)		75	49,749
H&R Block, Inc. (Diversified Consumer Svs.)		5,000	145,200
Carnival Corp. (Hotels, Restaurants & Leisure)		8,000	321,360
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	550	293,029
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,400	130,488
International Game Technology (Hotels, Restaurants & Leisure)		4,600	83,536
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,146	204,647
McDonald’s Corp. (Hotels, Restaurants & Leisure)		18,300	1,775,649
Starbucks Corp. (Hotels, Restaurants & Leisure)		13,800	1,081,782
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,500	278,075
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,360	173,908
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,500	291,315
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,200	620,002
D.R. Horton, Inc. (Household Durables)		5,200	116,064
Garmin Ltd. (Household Durables)		2,300	106,306
Harman International Industries, Inc. (Household Durables)		1,200	98,220
Leggett & Platt, Inc. (Household Durables)		2,600	80,444
Lennar Corp. Class A (Household Durables)		3,100	122,636
Mohawk Industries, Inc. (Household Durables)	(a)	1,100	163,790
Newell Rubbermaid, Inc. (Household Durables)		5,300	171,773
PulteGroup, Inc. (Household Durables)		6,350	129,350
Whirlpool Corp. (Household Durables)		1,455	228,231
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	6,800	2,711,772
Expedia, Inc. (Internet & Catalog Retail)		1,900	132,354
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,050	386,579
priceline.com, Inc. (Internet & Catalog Retail)	(a)	950	1,104,280
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,000	165,660
Hasbro, Inc. (Leisure Equip. & Products)		2,100	115,521
Mattel, Inc. (Leisure Equip. & Products)		6,200	294,996
Cablevision Systems Corp. Class A (Media)		3,900	69,927
CBS Corp. Class B (Media)		10,250	653,335
Comcast Corp. Class A (Media)		47,853	2,486,681
DIRECTV (Media)	(a)	9,000	621,810
Discovery Communications, Inc. Class A (Media)	(a)	4,100	370,722
Gannett Co., Inc. (Media)		4,200	124,236
Interpublic Group of Cos., Inc. / The (Media)		7,623	134,927
News Corp. Class A (Media)	(a)	9,175	165,334
Omnicom Group, Inc. (Media)		4,700	349,539
Scripps Networks Interactive, Inc. Class A (Media)		2,000	172,820
Time Warner Cable, Inc. (Media)		5,132	695,386
Time Warner, Inc. (Media)		16,666	1,161,954
Twenty-First Century Fox, Inc. Class A (Media)		36,000	1,266,480
Viacom, Inc. Class B (Media)		7,450	650,683
Walt Disney Co. / The (Media)		30,000	2,292,000
Dollar General Corp. (Multiline Retail)	(a)	5,400	325,728
Dollar Tree, Inc. (Multiline Retail)	(a)	3,800	214,396
Family Dollar Stores, Inc. (Multiline Retail)		1,800	116,946
Kohl’s Corp. (Multiline Retail)		3,700	209,975
Macy’s, Inc. (Multiline Retail)		6,776	361,838
Nordstrom, Inc. (Multiline Retail)		2,600	160,680
Target Corp. (Multiline Retail)		11,600	733,932
AutoNation, Inc. (Specialty Retail)	(a)	1,200	59,628
AutoZone, Inc. (Specialty Retail)	(a)	625	298,713

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,900	$313,170
Best Buy Co., Inc. (Specialty Retail)		4,975	198,403
CarMax, Inc. (Specialty Retail)	(a)	4,100	192,782
GameStop Corp. Class A (Specialty Retail)		2,100	103,446
Gap, Inc. / The (Specialty Retail)		4,850	189,538
Home Depot, Inc. / The (Specialty Retail)		25,900	2,132,606
L Brands, Inc. (Specialty Retail)		4,500	278,325
Lowe’s Cos., Inc. (Specialty Retail)		19,200	951,360
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,000	257,420
PetSmart, Inc. (Specialty Retail)		1,900	138,225
Ross Stores, Inc. (Specialty Retail)		4,000	299,720
Staples, Inc. (Specialty Retail)		12,100	192,269
Tiffany & Co. (Specialty Retail)		2,000	185,560
TJX Cos., Inc. (Specialty Retail)		13,100	834,863
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,000	74,200
Coach, Inc. (Textiles, Apparel & Luxury Goods)		5,200	291,876
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	900	107,946
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	3,300	267,927
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		13,700	1,077,368
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,500	204,030
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,100	194,227
V.F. Corp. (Textiles, Apparel & Luxury Goods)		6,500	405,210

			37,949,520

CONSUMER STAPLES – 9.4%
Beam, Inc. (Beverages)		3,000	204,180
Brown-Forman Corp. Class B (Beverages)		2,975	224,821
Coca-Cola Co. / The (Beverages)		69,700	2,879,307
Coca-Cola Enterprises, Inc. (Beverages)		4,400	194,172
Constellation Brands, Inc. Class A (Beverages)	(a)	3,100	218,178
Dr Pepper Snapple Group, Inc. (Beverages)		3,700	180,264
Molson Coors Brewing Co. Class B (Beverages)		2,900	162,835
Monster Beverage Corp. (Beverages)	(a)	2,500	169,425
PepsiCo, Inc. (Beverages)		28,147	2,334,512
Costco Wholesale Corp. (Food & Staples Retailing)		8,000	952,080
CVS Caremark Corp. (Food & Staples Retailing)		21,820	1,561,657
Kroger Co. / The (Food & Staples Retailing)		9,600	379,488
Safeway, Inc. (Food & Staples Retailing)		4,500	146,565
Sysco Corp. (Food & Staples Retailing)		10,700	386,270
Walgreen Co. (Food & Staples Retailing)		16,000	919,040
Wal-Mart Stores, Inc. (Food & Staples Retailing)		29,700	2,337,093
Whole Foods Market, Inc. (Food & Staples Retailing)		6,800	393,244
Archer-Daniels-Midland Co. (Food Products)		12,050	522,970
Campbell Soup Co. (Food Products)		3,300	142,824
ConAgra Foods, Inc. (Food Products)		7,700	259,490
General Mills, Inc. (Food Products)		11,600	578,956
Hershey Co. / The (Food Products)		2,800	272,244
Hormel Foods Corp. (Food Products)		2,500	112,925
J.M. Smucker Co. / The (Food Products)		1,900	196,878
Kellogg Co. (Food Products)		4,700	287,029
Kraft Foods Group, Inc. (Food Products)		10,925	589,076
McCormick & Co., Inc. (Food Products)		2,400	165,408
Mead Johnson Nutrition Co. (Food Products)		3,751	314,184
Mondelez International, Inc. Class A (Food Products)		32,176	1,135,813
Tyson Foods, Inc. Class A (Food Products)		5,000	167,300
Clorox Co. / The (Household Products)		2,400	222,624
Colgate-Palmolive Co. (Household Products)		16,100	1,049,881
Kimberly-Clark Corp. (Household Products)		7,000	731,220
Procter & Gamble Co. / The (Household Products)		49,922	4,064,150
Avon Products, Inc. (Personal Products)		8,000	137,760
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,700	354,004
Altria Group, Inc. (Tobacco)		36,700	1,408,913
Lorillard, Inc. (Tobacco)		6,791	344,168
Philip Morris International, Inc. (Tobacco)		29,400	2,561,622
Reynolds American, Inc. (Tobacco)		5,800	289,942

			29,552,512

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
ENERGY – 9.9%
Baker Hughes, Inc. (Energy Equip. & Svs.)		8,141	$449,872
Cameron International Corp. (Energy Equip. & Svs.)	(a)	4,400	261,932
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,300	73,996
Ensco PLC Class A (Energy Equip. & Svs.)		4,300	245,874
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	4,300	224,503
Halliburton Co. (Energy Equip. & Svs.)		15,600	791,700
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,000	168,160
Nabors Industries Ltd. (Energy Equip. & Svs.)		4,800	81,552
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		7,900	628,287
Noble Corp. PLC (Energy Equip. & Svs.)		4,700	176,109
Rowan Cos. PLC Class A (Energy Equip. & Svs.)	(a)	2,300	81,328
Schlumberger Ltd. (Energy Equip. & Svs.)		24,147	2,175,886
Transocean Ltd. (Energy Equip. & Svs.)		6,200	306,404
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		9,200	729,744
Apache Corp. (Oil, Gas & Consumable Fuels)		7,372	633,550
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		7,700	298,452
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9,300	252,402
Chevron Corp. (Oil, Gas & Consumable Fuels)		35,338	4,414,070
ConocoPhillips (Oil, Gas & Consumable Fuels)		22,500	1,589,625
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		4,200	159,768
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,700	110,081
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,000	433,090
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		5,050	847,592
EQT Corp. (Oil, Gas & Consumable Fuels)		2,800	251,384
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		80,264	8,122,717
Hess Corp. (Oil, Gas & Consumable Fuels)		5,200	431,600
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		12,373	445,428
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		12,820	452,546
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,560	510,019
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3,200	207,616
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,500	61,575
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		6,600	449,526
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		14,800	1,407,480
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		5,000	97,650
Phillips 66 (Oil, Gas & Consumable Fuels)		11,050	852,286
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		2,600	478,582
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		3,300	101,145
Range Resources Corp. (Oil, Gas & Consumable Fuels)		3,000	252,930
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	6,400	251,712
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		12,318	438,767
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,400	140,400
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		9,900	498,960
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		12,600	485,982
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,700	75,406

			31,147,688

FINANCIALS – 15.6%
Ameriprise Financial, Inc. (Capital Markets)		3,580	411,879
Bank of New York Mellon Corp. / The (Capital Markets)		21,111	737,618
BlackRock, Inc. (Capital Markets)		2,300	727,881
Charles Schwab Corp. / The (Capital Markets)		21,300	553,800
E*TRADE Financial Corp. (Capital Markets)	(a)	5,290	103,896
Franklin Resources, Inc. (Capital Markets)		7,400	427,202
Goldman Sachs Group, Inc. / The (Capital Markets)		7,750	1,373,765
Invesco Ltd. (Capital Markets)		8,100	294,840
Legg Mason, Inc. (Capital Markets)		1,900	82,612

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Morgan Stanley (Capital Markets)		25,400	$796,544
Northern Trust Corp. (Capital Markets)		4,100	253,749
State Street Corp. (Capital Markets)		8,100	594,459
T. Rowe Price Group, Inc. (Capital Markets)		4,800	402,096
BB&T Corp. (Commercial Banks)		12,900	481,428
Comerica, Inc. (Commercial Banks)		3,400	161,636
Fifth Third Bancorp (Commercial Banks)		16,250	341,738
Huntington Bancshares, Inc. (Commercial Banks)		15,300	147,645
KeyCorp (Commercial Banks)		16,500	221,430
M&T Bank Corp. (Commercial Banks)		2,400	279,408
PNC Financial Services Group, Inc. / The (Commercial Banks)		9,742	755,784
Regions Financial Corp. (Commercial Banks)		25,275	249,970
SunTrust Banks, Inc. (Commercial Banks)		9,800	360,738
U.S. Bancorp (Commercial Banks)		33,590	1,357,036
Wells Fargo & Co. (Commercial Banks)		88,013	3,995,790
Zions Bancorporation (Commercial Banks)		3,400	101,864
American Express Co. (Consumer Finance)		16,900	1,533,337
Capital One Financial Corp. (Consumer Finance)		10,573	809,998
Discover Financial Services (Consumer Finance)		8,750	489,562
SLM Corp. (Consumer Finance)		8,000	210,240
Bank of America Corp. (Diversified Financial Svs.)		195,927	3,050,583
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	33,091	3,923,269
Citigroup, Inc. (Diversified Financial Svs.)		55,736	2,904,403
CME Group, Inc. (Diversified Financial Svs.)		5,775	453,107
IntercontinentalExchange Group, Inc. (Diversified Financial Svs.)		2,132	479,529
JPMorgan Chase & Co. (Diversified Financial Svs.)		69,043	4,037,635
Leucadia National Corp. (Diversified Financial Svs.)		5,800	164,372
McGraw Hill Financial, Inc. (Diversified Financial Svs.)		5,000	391,000
Moody’s Corp. (Diversified Financial Svs.)		3,500	274,645
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		2,100	83,580
ACE Ltd. (Insurance)		6,200	641,886
Aflac, Inc. (Insurance)		8,600	574,480
Allstate Corp. / The (Insurance)		8,400	458,136
American International Group, Inc. (Insurance)		26,995	1,378,095
Aon PLC (Insurance)		5,500	461,395
Assurant, Inc. (Insurance)		1,300	86,281
Chubb Corp. / The (Insurance)		4,600	444,498
Cincinnati Financial Corp. (Insurance)		2,666	139,618
Genworth Financial, Inc. Class A (Insurance)	(a)	9,100	141,323
Hartford Financial Services Group, Inc. (Insurance)		8,200	297,086
Lincoln National Corp. (Insurance)		4,786	247,053
Loews Corp. (Insurance)		5,661	273,087
Marsh & McLennan Cos., Inc. (Insurance)		10,100	488,436
MetLife, Inc. (Insurance)		20,600	1,110,752
Principal Financial Group, Inc. (Insurance)		5,000	246,550
Progressive Corp. / The (Insurance)		10,100	275,427
Prudential Financial, Inc. (Insurance)		8,500	783,870
Torchmark Corp. (Insurance)		1,650	128,948
Travelers Cos., Inc. / The (Insurance)		6,659	602,906
Unum Group (Insurance)		4,800	168,384
XL Group PLC (Insurance)		5,200	165,568
American Tower Corp. (Real Estate Investment Trusts)		7,200	574,704
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		2,673	69,257
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		2,231	263,771
Boston Properties, Inc. (Real Estate Investment Trusts)		2,800	281,036
Equity Residential (Real Estate Investment Trusts)		6,200	321,594
General Growth Properties, Inc. (Real Estate Investment Trusts)		9,900	198,693
HCP, Inc. (Real Estate Investment Trusts)		8,400	305,088
Health Care REIT, Inc. (Real Estate Investment Trusts)		5,300	283,921

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		13,902	$270,255
Kimco Realty Corp. (Real Estate Investment Trusts)		7,500	148,125
Macerich Co. / The (Real Estate Investment Trusts)		2,600	153,114
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		3,200	148,832
Prologis, Inc. (Real Estate Investment Trusts)		9,139	337,686
Public Storage (Real Estate Investment Trusts)		2,700	406,404
Simon Property Group, Inc. (Real Estate Investment Trusts)		5,662	861,530
Ventas, Inc. (Real Estate Investment Trusts)		5,400	309,312
Vornado Realty Trust (Real Estate Investment Trusts)		3,193	283,506
Weyerhaeuser Co. (Real Estate Investment Trusts)		10,663	336,631
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	5,100	134,130
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		8,700	82,041
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,800	87,696

			48,991,173

HEALTH CARE – 12.5%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,600	479,016
Amgen, Inc. (Biotechnology)		13,806	1,576,093
Biogen Idec, Inc. (Biotechnology)	(a)	4,345	1,215,514
Celgene Corp. (Biotechnology)	(a)	7,600	1,284,096
Gilead Sciences, Inc. (Biotechnology)	(a)	28,200	2,119,230
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,450	399,098
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,300	319,490
Abbott Laboratories (Health Care Equip. & Supplies)		28,400	1,088,572
Baxter International, Inc. (Health Care Equip. & Supplies)		10,000	695,500
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,600	397,764
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	24,503	294,526
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,850	153,307
Covidien PLC (Health Care Equip. & Supplies)		8,400	572,040
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,400	187,516
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,600	126,048
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	2,000	131,520
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	725	278,458
Medtronic, Inc. (Health Care Equip. & Supplies)		18,300	1,050,237
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		5,400	334,530
Stryker Corp. (Health Care Equip. & Supplies)		5,400	405,756
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,900	147,611
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)		3,170	295,412
Aetna, Inc. (Health Care Providers & Svs.)		6,754	463,257
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,200	295,302
Cardinal Health, Inc. (Health Care Providers & Svs.)		6,300	420,903
Cigna Corp. (Health Care Providers & Svs.)		5,100	446,148
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	3,200	202,784
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	14,778	1,038,007
Humana, Inc. (Health Care Providers & Svs.)		2,900	299,338
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,600	146,192
McKesson Corp. (Health Care Providers & Svs.)		4,200	677,880
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,500	61,800
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,700	144,558

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	1,812	$76,321
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		18,500	1,393,050
WellPoint, Inc. (Health Care Providers & Svs.)		5,400	498,906
Cerner Corp. (Health Care Technology)	(a)	5,400	300,996
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		6,100	348,859
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	3,217	243,849
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2,100	86,583
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		6,600	734,910
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,600	160,000
AbbVie, Inc. (Pharmaceuticals)		29,200	1,542,052
Actavis PLC (Pharmaceuticals)	(a)	3,200	537,600
Allergan, Inc. (Pharmaceuticals)		5,500	610,940
Bristol-Myers Squibb Co. (Pharmaceuticals)		30,269	1,608,797
Eli Lilly & Co. (Pharmaceuticals)		18,200	928,200
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	4,400	264,132
Hospira, Inc. (Pharmaceuticals)	(a)	3,010	124,253
Johnson & Johnson (Pharmaceuticals)		51,800	4,744,362
Merck & Co., Inc. (Pharmaceuticals)		53,694	2,687,385
Mylan, Inc. (Pharmaceuticals)	(a)	7,000	303,800
Perrigo Co. PLC (Pharmaceuticals)		2,400	368,304
Pfizer, Inc. (Pharmaceuticals)		119,010	3,645,276
Zoetis, Inc. (Pharmaceuticals)		9,200	300,748

			39,256,826

INDUSTRIALS – 10.5%
Boeing Co. / The (Aerospace & Defense)		12,700	1,733,423
General Dynamics Corp. (Aerospace & Defense)		6,100	582,855
Honeywell International, Inc. (Aerospace & Defense)		14,400	1,315,728
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,600	170,976
Lockheed Martin Corp. (Aerospace & Defense)		4,900	728,434
Northrop Grumman Corp. (Aerospace & Defense)		4,100	469,901
Precision Castparts Corp. (Aerospace & Defense)		2,700	727,110
Raytheon Co. (Aerospace & Defense)		5,900	535,130
Rockwell Collins, Inc. (Aerospace & Defense)		2,500	184,800
Textron, Inc. (Aerospace & Defense)		5,200	191,152
United Technologies Corp. (Aerospace & Defense)		15,500	1,763,900
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,800	163,352
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,800	168,150
FedEx Corp. (Air Freight & Logistics)		5,500	790,735
United Parcel Service, Inc. Class B (Air Freight & Logistics)		13,100	1,376,548
Delta Air Lines, Inc. (Airlines)		15,700	431,279
Southwest Airlines Co. (Airlines)		12,800	241,152
Allegion PLC (Building Products)	(a)	1,600	70,704
Masco Corp. (Building Products)		6,600	150,282
ADT Corp. / The (Commercial Svs. & Supplies)		3,650	147,716
Cintas Corp. (Commercial Svs. & Supplies)		1,800	107,262
Iron Mountain, Inc. (Commercial Svs. & Supplies)		3,084	93,599
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,700	86,210
Republic Services, Inc. (Commercial Svs. & Supplies)		4,980	165,336
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,600	185,872
Tyco International Ltd. (Commercial Svs. & Supplies)		8,500	348,840
Waste Management, Inc. (Commercial Svs. & Supplies)		8,000	358,960
Fluor Corp. (Construction & Engineering)		3,000	240,870
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,400	151,176
Quanta Services, Inc. (Construction & Engineering)	(a)	4,000	126,240
AMETEK, Inc. (Electrical Equip.)		4,500	237,015
Eaton Corp. PLC (Electrical Equip.)		8,736	664,984
Emerson Electric Co. (Electrical Equip.)		12,900	905,322

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Rockwell Automation, Inc. (Electrical Equip.)		2,500	$295,400
Roper Industries, Inc. (Electrical Equip.)		1,800	249,624
3M Co. (Industrial Conglomerates)		11,700	1,640,925
Danaher Corp. (Industrial Conglomerates)		11,000	849,200
General Electric Co. (Industrial Conglomerates)		185,800	5,207,974
Caterpillar, Inc. (Machinery)		11,700	1,062,477
Cummins, Inc. (Machinery)		3,200	451,104
Deere & Co. (Machinery)		7,000	639,310
Dover Corp. (Machinery)		3,100	299,274
Flowserve Corp. (Machinery)		2,600	204,958
Illinois Tool Works, Inc. (Machinery)		7,500	630,600
Ingersoll-Rand PLC (Machinery)		4,900	301,840
Joy Global, Inc. (Machinery)		2,000	116,980
PACCAR, Inc. (Machinery)		6,512	385,315
Pall Corp. (Machinery)		2,000	170,700
Parker Hannifin Corp. (Machinery)		2,700	347,328
Pentair Ltd. (Machinery)		3,703	287,612
Snap-on, Inc. (Machinery)		1,100	120,472
Stanley Black & Decker, Inc. (Machinery)		2,847	229,724
Xylem, Inc. (Machinery)		3,400	117,640
Dun & Bradstreet Corp. / The (Professional Svs.)		700	85,925
Equifax, Inc. (Professional Svs.)		2,200	151,998
Nielsen Holdings NV (Professional Svs.)		4,600	211,094
Robert Half International, Inc. (Professional Svs.)		2,500	104,975
CSX Corp. (Road & Rail)		18,600	535,122
Kansas City Southern (Road & Rail)		2,000	247,660
Norfolk Southern Corp. (Road & Rail)		5,700	529,131
Ryder System, Inc. (Road & Rail)		1,000	73,780
Union Pacific Corp. (Road & Rail)		8,500	1,428,000
Fastenal Co. (Trading Companies & Distributors)		5,000	237,550
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,100	280,962

			33,109,667

INFORMATION TECHNOLOGY – 17.9%
Cisco Systems, Inc. (Communications Equip.)		98,200	2,204,590
F5 Networks, Inc. (Communications Equip.)	(a)	1,400	127,204
Harris Corp. (Communications Equip.)		2,000	139,620
Juniper Networks, Inc. (Communications Equip.)	(a)	9,300	209,901
Motorola Solutions, Inc. (Communications Equip.)		4,214	284,445
QUALCOMM, Inc. (Communications Equip.)		31,000	2,301,750
Apple, Inc. (Computers & Peripherals)		16,500	9,258,315
EMC Corp. (Computers & Peripherals)		37,800	950,670
Hewlett-Packard Co. (Computers & Peripherals)		35,300	987,694
NetApp, Inc. (Computers & Peripherals)		6,300	259,182
SanDisk Corp. (Computers & Peripherals)		4,100	289,214
Seagate Technology PLC (Computers & Peripherals)		6,000	336,960
Western Digital Corp. (Computers & Peripherals)		3,900	327,210
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,900	258,622
Corning, Inc. (Electronic Equip., Instr. & Comp.)		26,600	474,012
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,600	78,260
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		3,400	59,296
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		7,500	413,325
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,300	155,694
eBay, Inc. (Internet Software & Svs.)	(a)	21,400	1,174,646
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	30,200	1,650,732
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,150	5,771,656
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,400	143,472
Yahoo!, Inc. (Internet Software & Svs.)	(a)	17,300	699,612
Accenture PLC Class A (IT Svs.)		11,700	961,974
Alliance Data Systems Corp. (IT Svs.)	(a)	900	236,637
Automatic Data Processing, Inc. (IT Svs.)		8,800	711,128
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	5,600	565,488
Computer Sciences Corp. (IT Svs.)		2,700	150,876
Fidelity National Information Services, Inc. (IT Svs.)		5,300	284,504

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Fiserv, Inc. (IT Svs.)	(a)	4,700	$277,535
International Business Machines Corp. (IT Svs.)		18,750	3,516,937
MasterCard, Inc. Class A (IT Svs.)		1,900	1,587,374
Paychex, Inc. (IT Svs.)		6,000	273,180
Teradata Corp. (IT Svs.)	(a)	3,000	136,470
Total System Services, Inc. (IT Svs.)		3,077	102,403
Visa, Inc. (IT Svs.)		9,400	2,093,192
Western Union Co. / The (IT Svs.)		10,147	175,036
Xerox Corp. (Office Electronics)		21,302	259,245
Altera Corp. (Semiconductors & Equip.)		5,900	191,927
Analog Devices, Inc. (Semiconductors & Equip.)		5,700	290,301
Applied Materials, Inc. (Semiconductors & Equip.)		22,100	390,949
Broadcom Corp. Class A (Semiconductors & Equip.)		9,950	295,018
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,250	68,300
Intel Corp. (Semiconductors & Equip.)		91,300	2,370,148
KLA-Tencor Corp. (Semiconductors & Equip.)		3,100	199,826
Lam Research Corp. (Semiconductors & Equip.)	(a)	3,025	164,711
Linear Technology Corp. (Semiconductors & Equip.)		4,300	195,865
LSI Corp. (Semiconductors & Equip.)		10,000	110,200
Microchip Technology, Inc. (Semiconductors & Equip.)		3,600	161,100
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	19,300	419,968
NVIDIA Corp. (Semiconductors & Equip.)		10,600	169,812
Texas Instruments, Inc. (Semiconductors & Equip.)		20,100	882,591
Xilinx, Inc. (Semiconductors & Equip.)		4,900	225,008
Adobe Systems, Inc. (Software)	(a)	8,500	508,980
Autodesk, Inc. (Software)	(a)	4,100	206,353
CA, Inc. (Software)		6,000	201,900
Citrix Systems, Inc. (Software)	(a)	3,400	215,050
Electronic Arts, Inc. (Software)	(a)	5,700	130,758
Intuit, Inc. (Software)		5,200	396,864
Microsoft Corp. (Software)		139,500	5,221,485
Oracle Corp. (Software)		64,500	2,467,770
Red Hat, Inc. (Software)	(a)	3,500	196,140
Salesforce.com, Inc. (Software)	(a)	10,200	562,938
Symantec Corp. (Software)		12,794	301,683

			56,433,706

MATERIALS – 3.4%
Air Products & Chemicals, Inc. (Chemicals)		3,900	435,942
Airgas, Inc. (Chemicals)		1,200	134,220
CF Industries Holdings, Inc. (Chemicals)		1,100	256,344
Dow Chemical Co. / The (Chemicals)		22,300	990,120
Eastman Chemical Co. (Chemicals)		2,800	225,960
Ecolab, Inc. (Chemicals)		5,000	521,350
E.I. du Pont de Nemours & Co. (Chemicals)		17,000	1,104,490
FMC Corp. (Chemicals)		2,400	181,104
International Flavors & Fragrances, Inc. (Chemicals)		1,500	128,970
LyondellBasell Industries NV Class A (Chemicals)		8,000	642,240
Monsanto Co. (Chemicals)		9,686	1,128,903
Mosaic Co. / The (Chemicals)		6,300	297,801
PPG Industries, Inc. (Chemicals)		2,600	493,116
Praxair, Inc. (Chemicals)		5,400	702,162
Sherwin-Williams Co. / The (Chemicals)		1,600	293,600
Sigma-Aldrich Corp. (Chemicals)		2,200	206,822
Vulcan Materials Co. (Construction Materials)		2,400	142,608
Avery Dennison Corp. (Containers & Packaging)		1,800	90,342
Ball Corp. (Containers & Packaging)		2,700	139,482
Bemis Co., Inc. (Containers & Packaging)		1,900	77,824
MeadWestvaco Corp. (Containers & Packaging)		3,300	121,869
Owens-Illinois, Inc. (Containers & Packaging)	(a)	3,000	107,340
Sealed Air Corp. (Containers & Packaging)		3,600	122,580
Alcoa, Inc. (Metals & Mining)		19,600	208,348
Allegheny Technologies, Inc. (Metals & Mining)		2,000	71,260
Cliffs Natural Resources, Inc. (Metals & Mining)		2,800	73,388
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		19,052	719,022
Newmont Mining Corp. (Metals & Mining)		9,100	209,573
Nucor Corp. (Metals & Mining)		5,800	309,604

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
United States Steel Corp. (Metals & Mining)		2,700	$79,650
International Paper Co. (Paper & Forest Products)		8,100	397,143

			10,613,177

TELECOMMUNICATION SERVICES – 2.2%
AT&T, Inc. (Diversified Telecom. Svs.)		96,778	3,402,714
CenturyLink, Inc. (Diversified Telecom. Svs.)		10,872	346,273
Frontier Communications Corp. (Diversified Telecom. Svs.)		18,341	85,286
Verizon Communications, Inc. (Diversified Telecom. Svs.)		52,600	2,584,764
Windstream Holdings, Inc. (Diversified Telecom. Svs.)		10,996	87,748
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	6,100	447,923

			6,954,708

UTILITIES – 2.8%
American Electric Power Co., Inc. (Electric Utilities)		8,900	415,986
Duke Energy Corp. (Electric Utilities)		12,943	893,196
Edison International (Electric Utilities)		6,000	277,800
Entergy Corp. (Electric Utilities)		3,300	208,791
Exelon Corp. (Electric Utilities)		15,690	429,749
FirstEnergy Corp. (Electric Utilities)		7,634	251,769
NextEra Energy, Inc. (Electric Utilities)		7,900	676,398
Northeast Utilities (Electric Utilities)		5,800	245,862
Pepco Holdings, Inc. (Electric Utilities)		4,600	87,998
Pinnacle West Capital Corp. (Electric Utilities)		2,000	105,840
PPL Corp. (Electric Utilities)		11,600	349,044
Southern Co. / The (Electric Utilities)		16,200	665,982
Xcel Energy, Inc. (Electric Utilities)		9,100	254,254

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
AGL Resources, Inc. (Gas Utilities)		2,186	$103,245
ONEOK, Inc. (Gas Utilities)		3,800	236,284
AES Corp. (Ind. Power Prod. & Energy Traders)		12,100	175,571
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		5,900	169,448
Ameren Corp. (Multi-Utilities)		4,500	162,720
CenterPoint Energy, Inc. (Multi-Utilities)		7,900	183,122
CMS Energy Corp. (Multi-Utilities)		4,900	131,173
Consolidated Edison, Inc. (Multi-Utilities)		5,400	298,512
Dominion Resources, Inc. (Multi-Utilities)		10,700	692,183
DTE Energy Co. (Multi-Utilities)		3,200	212,448
Integrys Energy Group, Inc. (Multi-Utilities)		1,512	82,268
NiSource, Inc. (Multi-Utilities)		5,800	190,704
PG&E Corp. (Multi-Utilities)		8,300	334,324
Public Service Enterprise Group, Inc. (Multi-Utilities)		9,300	297,972
SCANA Corp. (Multi-Utilities)		2,600	122,018
Sempra Energy (Multi-Utilities)		4,200	376,992
TECO Energy, Inc. (Multi-Utilities)		3,800	65,512
Wisconsin Energy Corp. (Multi-Utilities)		4,200	173,628

			8,870,793

Total Common Stocks (Cost $195,966,317)			$302,879,770

Exchange Traded Funds – 3.7%		Shares	Value
SPDR S&P 500 ETF Trust		64,075	$11,832,730

Total Exchange Traded Funds (Cost $11,274,158)			$11,832,730

Total Investments – 99.9% (Cost $207,240,475)	(b)		$314,712,500
Other Assets in Excess of Liabilities – 0.1%			220,529

Net Assets – 100.0%			$314,933,029

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

53

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	21.00%
Five years	13.06%
Ten years	4.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Strategic Value Portfolio returned 21.00% versus 29.06% for the current benchmark, the Dow Jones U.S. Select Dividend Index (DJSDI).

Staying focused on its objectives of providing a consistent and growing income stream, the Portfolio ended the fiscal year with a gross weighted average dividend yield of 4.4%. This was greater than the yield of the 10-Year Treasury bond (3.0%), the yield of the broad market (2.0%), and the yield of the Dow Jones U.S. Select Dividend Index (3.6%), which aims to represent the domestic dividend-paying universe. In addition to its higher-than-market yield, the Portfolio continues to identify high-quality companies that raise their dividends. Thirty five of the holdings increased their dividends over the past 12 months, with one company raising its dividends twice during the year for a total of 36 increases. Some of the most generous increases have come from General Mills, Inc., Chevron Corp., Unilever PLC and Phillip Morris International, Inc. These companies have increased their dividend by 15.2%, 11.1%, 10.7%, and 10.6%, respectively. The Portfolio experienced a dividend cut from CenturyLink, Inc. in February, when the company’s management team unexpectedly chose to pursue a different capital allocation strategy. Following the announcement of the dividend cut, CenturyLink, Inc. was sold since it was no longer supportive of a dividend-based investment strategy.(1)

Even with the Portfolio’s low Beta of 0.47, the Portfolio posted a favorable total return of 21.00% for the twelve month period. The Portfolio primarily invests in high yield, low beta, large cap, high quality holdings, which are representative of a dividend oriented strategy. Unfortunately, these characteristics were out of favor during the fiscal year. Among equities in the broad market, low quality stocks outperformed high quality stocks by 18.5%, high beta stocks eclipsed low beta stocks by 13.7%, small cap stocks outperformed large cap stocks by 9.7%, and lowest yielding stocks exceeded highest yielding stocks by 18.4%.(1)

During the fiscal year, the DJSDI saw the greatest returns in cyclical sectors, including Information Technology (84.2%) and Industrials (55.3%), which afford little reliable dividend yield and dividend growth opportunity. A significant drawback to relative performance was having no exposure to the cyclical Industrials sector, which had a notable position in the DJSDI of 17.1%. This accounted for two thirds of the Portfolio’s underperformance versus the DJSDI. The Portfolio was further penalized relative to the benchmark due to its higher market capitalization, higher dividend yield and lower risk tilt; factors that underperformed in the period.(1)

Although high quality, dividend paying, defensive sectors lagged in the overall market, the largest positive contribution to relative performance came from the dividend-friendly Health Care sector, which returned 38.5% in the Portfolio versus 30.3% in the DJSDI. Bristol-Myers Squibb Co., up 69.9%, AbbVie, Inc., up 48.45%, Johnson & Johnson, up up 34.6%, and AstraZeneca PLC, up 32.7%, led the way for the Health Care sector.(1)

On an absolute performance basis, the Portfolio’s international investments contributed positively, as the foreign holdings returned 26.4% for the year, outperforming the Portfolio’s domestic investments. This was driven by the United Kingdom, which returned 27.4% as Vodafone Group PLC, up 63.4%, AstraZeneca PLC, up 32.7%, GlaxoSmithKline PLC, up 29.1%, National Grid PLC, up 20.6%, and BP PLC, up 15.7%, all posted double digit returns.(1)

The Portfolio’s five best performing securities were Bristol-Myers Squibb Co., up 69.9%, Vodafone Group PLC, up 63.4%, Abbvie, Inc., up 48.4%, Lorillard, Inc., up 37.1%, and Johnson & Johnson, up 34.6%. Of note, Vodafone Group PLC advanced after the September 2 announcement that Verizon Communications reached an agreement to acquire Vodafone Group PLC’s 45% interest in Verizon Wireless for $130 billion. Vodafone Group PLC is planning to pay out 71% of the net proceeds to shareholders as a special dividend in 2014.(1)

The Portfolio’s five worst performing securities, which included four of the Portfolio’s real estate investment trusts (REITS), were Digital Realty Trust, Inc., down 15.8%, CenturyLink, Inc., down 15.6%. Health Care REIT, Inc., down 14.6%, HCP, Inc., down 12.2%, and Ventas, Inc., down 8.0%. Short-term performance pressure resulted from the threat of rising interest rates and investor preference for risky assets. We continue to find our small subset of the REIT universe to be quite attractive and are confident in their dividend integrity. The aforementioned CenturyLink, Inc. was the fifth notable laggard with a return of -15.6%.(1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends, although the security makeup of the Portfolio has changed modestly over the trailing one-year. Changes to sector exposures included a 5.2% increase in Financials and a 4.0% increase in the Energy exposure. Energy increased from 12.8% to 16.8% as a result of establishing positions in BP PLC and Williams Companies. With a dividend yield of 4.7% at year end, BP PLC also has an attractive dividend growth profile as evidenced by the 25% growth in its distribution since reinstituting its dividend policy in February 2011. Williams Companies is a high-yielding, energy infrastructure company with an attractive dividend yield (3.9%) that is expected to grow by double digits over the next few years. The Financials weight also increased by 5.2%, driven by the addition of five REITS, Realty Income Corp., Ventas, Inc., HCP, Inc., Digital Realty Trust, Inc., and Health Care REIT; all of which have effectively migrated through the financial crisis without having to cut their dividends. Further, the health care REITS are expected to benefit from the 7.4% forecasted increase in national health care expenditures in 2014, according to Centers for Medicare and Medicaid Services. At year end, the REITS in the Portfolio provided

54	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

an average dividend yield of 5.8%. New additions to the Portfolio were funded through a 4% reduction in each of Utilities and Telecommunication Services. Within Telecommunication Services, CenturyLink, Inc. was sold after its unexpected dividend cut and Windstream Corp. was eliminated after its investment thesis failed to materialize.(1)

2013 proved to be a strong year for stocks, with major indexes achieving record highs in spite of heightened volatility surrounding notable events such as the discussion of tapering quantitative easing, the government shutdown, and the fear of a U.S. default. In looking ahead to 2014, generally improving economic data continues to be supportive of a broad global stabilization. However, some investors fear the market has gone too far and has a pull-back in the cards. Further, volatility may continue as the Federal Reserve continues its delicate dismantling of quantitative easing. Despite the ups and downs of the market now and in the future, we believe that the Portfolio will remain positioned to effectively provide positive income streams, reliable dividend growth, and downside protection.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.1
Money Market Funds Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of
December 31, 2013 (1) (2)

% of Net Assets
1. AstraZeneca PLC	4.4
2. Altria Group, Inc.	4.3
3. AT&T, Inc.	4.3
4. ConocoPhillips	4.2
5. Vodafone Group PLC – ADR	4.1
6. Royal Dutch Shell PLC	4.0
7. Kraft Foods Group, Inc.	3.9
8. Verizon Communications, Inc.	3.8
9. Reynolds American, Inc.	3.6
10. GlaxoSmithKline PLC	3.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	26.4
Health Care	18.5
Energy	16.9
Utilities	16.0
Telecommunication Services	13.2
Financials	5.2
Consumer Discretionary	2.9

99.1

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 2.9%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		120,325	$11,675,135

CONSUMER STAPLES – 26.4%
Coca-Cola Co. / The (Beverages)		100,530	4,152,894
PepsiCo, Inc. (Beverages)		47,900	3,972,826
General Mills, Inc. (Food Products)		79,400	3,962,854
Kellogg Co. (Food Products)		64,775	3,955,809
Kraft Foods Group, Inc. (Food Products)		290,330	15,654,594
Unilever PLC (Food Products)	(a)	98,560	4,055,351
Kimberly-Clark Corp. (Household Products)		102,175	10,673,200
Procter & Gamble Co. / The (Household Products)		50,360	4,099,808
Altria Group, Inc. (Tobacco)		443,200	17,014,448
Lorillard, Inc. (Tobacco)		246,500	12,492,620
Philip Morris International, Inc. (Tobacco)		121,735	10,606,770
Reynolds American, Inc. (Tobacco)		288,920	14,443,111

			105,084,285

ENERGY – 16.9%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,468,600	11,901,762
Chevron Corp. (Oil, Gas & Consumable Fuels)		47,950	5,989,434
ConocoPhillips (Oil, Gas & Consumable Fuels)		238,305	16,836,248
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	418,520	15,786,731
Total SA (Oil, Gas & Consumable Fuels)	(a)	198,720	12,197,373
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		111,400	4,296,698

			67,008,246

FINANCIALS – 5.2%
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		71,700	3,521,904
HCP, Inc. (Real Estate Investment Trusts)		93,000	3,377,760
Health Care REIT, Inc. (Real Estate Investment Trusts)		122,000	6,535,540
Realty Income Corp. (Real Estate Investment Trusts)		95,800	3,576,214
Ventas, Inc. (Real Estate Investment Trusts)		61,900	3,545,632

			20,557,050

HEALTH CARE – 18.5%
AbbVie, Inc. (Pharmaceuticals)		255,300	13,482,393

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
AstraZeneca PLC (Pharmaceuticals)	(a)	293,000	$17,382,885
Bristol-Myers Squibb Co. (Pharmaceuticals)		82,275	4,372,916
Eli Lilly & Co. (Pharmaceuticals)		79,490	4,053,990
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	514,516	13,746,643
Johnson & Johnson (Pharmaceuticals)		91,960	8,422,616
Merck & Co., Inc. (Pharmaceuticals)		245,000	12,262,250

			73,723,693

TELECOMMUNICATION SERVICES – 13.2%
AT&T, Inc. (Diversified Telecom. Svs.)		482,600	16,968,216
BCE, Inc. (Diversified Telecom. Svs.)		97,380	4,216,973
Verizon Communications, Inc. (Diversified Telecom. Svs.)		310,020	15,234,383
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		410,270	16,127,714

			52,547,286

UTILITIES – 16.0%
American Electric Power Co., Inc. (Electric Utilities)		97,100	4,538,454
Duke Energy Corp. (Electric Utilities)		169,206	11,676,906
PPL Corp. (Electric Utilities)		328,400	9,881,556
Southern Co. / The (Electric Utilities)		254,060	10,444,407
SSE PLC (Electric Utilities)	(a)	387,100	8,796,588
Dominion Resources, Inc. (Multi-Utilities)		79,825	5,163,879
National Grid PLC (Multi-Utilities)	(a)	1,002,100	13,106,742

			63,608,532

Total Common Stocks (Cost $353,453,281)			$394,204,227

Money Market Funds – 1.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,054,000	$4,054,000

Total Money Market Funds (Cost $4,054,000)			$4,054,000

Total Investments – 100.1% (Cost $357,507,281)	(b)		$398,258,227
Liabilities in Excess of Other Assets – (0.1)%			(593,412)

Net Assets – 100.0%			$397,664,815

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $96,974,075, or 24.4% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

56

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	7.08%
Five years	17.11%
Ten years	7.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the High Income Bond Portfolio returned 7.08% versus 7.44% for the current benchmark, the Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index (“BCHY2%”).

The high-yield market generated attractive total returns during the twelve month period, especially in light of the substantial increase in interest rates on U.S. Treasury securities of comparable maturities during the reporting period. For example, the yield on a 10-year U.S. Treasury security increased 127 basis points during the reporting period while the yield-to-worst on the BCHY2% actually declined 49 basis points. The high-yield market was also able to do well despite any number of potential political crises, including the fiscal cliff (automatic spending cuts that were slated to occur at the onset of 2013), sequestration, debt ceiling negotiations and the government shutdown. Two key factors led to the high-yield market’s strength. First, the U.S. economy’s growth has remained somewhat slow, but steady. The economy has continued to benefit from very accommodative monetary policy from the Federal Reserve. Second, corporate credit quality remains strong, as earnings were growing, cash flow generation was robust and companies were extending their debt maturity schedules and taking advantage of low interest rates to reduce their cost of capital. Risky lending, last seen in overabundance just prior to the financial crisis, remained in check. The default rate as calculated by the Altman & Kuehne High-Yield Bond Default and Return Report and New York University was 1.40% for the 12 months ending September 30, 2013, which compared favorably to the 4.00% arithmetic average annual default rate from 1985 through 2012. In fact, the market is poised to complete its fourth consecutive calendar year of sub-2% default rates. The impact of a good economy and strong corporate credit measures was illustrated by the declining spread between high-yield bonds and U.S. Treasury securities with comparable maturities, which, according to the Credit Suisse High Yield Bond Index, began the reporting period at 554 basis points and ended the reporting period at 436 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BCHY2% included: consumer products, industrial – other, technology, media – non cable and services. Major industry sectors that substantially underperformed the overall BCHY2% included: natural gas utilities, media cable, home construction, electric utilities and wireline telecommunications. From a ratings quality perspective, the lower-quality and more economically sensitive “CCC”-rated sector led the way with a return of 13.82%, followed by the “B”-rated sector, which returned 7.25%, and the more interest rate sensitive “BB”-rated sector turning in a respectable 5.05%.

During the twelve month reporting period, the most significant factors affecting the Portfolio’s performance relative to the BCHY2% was the selection of individual securities. The Portfolio benefited from strong security selection in the health care, gaming, automotive, packaging, energy and retail industry sectors. The Portfolio also benefitted by having limited holdings relative to the BCHY2%, in the underperforming wireline telecommunications and electric utility industry sectors. The Portfolio’s large exposure in the strong-performing technology sector also benefitted performance. Specific Portfolio holdings that substantially outperformed the BCHY2% included: Clear Channel Communications, Inc., Advanced Micro Devices, Inc., International Automotive Components Group SL, Iasis Healthcare and Pittsburgh Glass Works LLC.(1)

The Portfolio was negatively affected by poor security selection in the financial institutions, wireless communications and food & beverage industry segments. The Portfolio’s lack of exposure in the supermarket sector negatively impacted performance. The Portfolio’s holdings in the media – non cable and industrial-other industry categories underperformed, but overweights in these strong performing sectors offset most of the negative. Specific Portfolio holdings that substantially underperformed the BCHY2% included: Lone Pine Resources Canada Ltd., Mmodal, Exide Communications, Ball Corp. and long duration securities of Sprint Capital Corp.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

57	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Corporate Bonds (3)	95.5
Common Stocks (3)	0.1
Preferred Stocks (3)	0.1
Warrants (3)	0.1
Money Market Funds and
Other Net Assets	4.2

100.0

Top 10 Portfolio Holdings as of December 31,
2013 (1) (2)

% of Net Assets
1. U.S. Foods, Inc. 8.500%, 06/30/2019	1.0
2. First Data Corp. 8.750%, 01/15/2022	1.0
3. HCA, Inc. 7.500%, 02/15/2022	0.9
4. International Lease Finance Corp. 8.750%, 03/15/2017	0.7
5. Del Monte Corp. 7.625%, 02/15/2019	0.7
6. Ally Financial, Inc. 8.300%, 02/12/2015	0.7
7. Sprint Capital Corp. 6.900%, 05/01/2019	0.7
8. CDW LLC / CDW Finance Corp. 8.500%, 04/01/2019	0.7
9. Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.250%, 02/15/2021	0.7
10. HCA Holdings, Inc. 7.750%, 05/15/2021	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	28.6
Industrials	11.5
Information Technology	10.9
Energy	10.3
Health Care	10.2
Materials	7.5
Consumer Staples	5.7
Telecommunication Services	5.2
Financials	4.4
Utilities	1.5

95.8

58

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2013

Corporate Bonds – 95.5%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 28.4%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$600,000	$649,500
American Axle & Manufacturing, Inc. (Auto Components)		7.750%	11/15/2019	625,000	714,062
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	700,000	740,250
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	427,000
American Axle & Manufacturing, Inc. (Auto Components)		5.125%	02/15/2019	75,000	77,437
Exide Technologies (Acquired 06/03/2011 through 01/05/2012, Cost $637,665)(Auto Components)	(d)	8.625%	02/01/2018	650,000	468,000
IDQ Holdings, Inc. (Auto Components)	(b)	11.500%	04/01/2017	600,000	627,000
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	850,000	890,375
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	725,000	777,562
Lear Corp. (Auto Components)	(b)	4.750%	01/15/2023	325,000	306,312
Stackpole International Intermediate / Stackpole International Powder (Auto Components)	(b)	7.750%	10/15/2021	450,000	470,250
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	349,375
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	493,875
Tomkins LLC (Auto Components)		9.000%	10/01/2018	427,000	469,700
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,675,000	1,683,375
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)		8.250%	06/15/2021	750,000	856,875
General Motors Financial Co., Inc. (Automobiles)	(b)	4.250%	05/15/2023	325,000	309,969
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	1,050,000	1,199,625
Jaguar Land Rover Automotive PLC (Automobiles)	(b)	5.625%	02/01/2023	200,000	201,000
Affinia Group, Inc. (Distributors)		7.750%	05/01/2021	750,000	791,250
Monitronics International, Inc. (Diversified Consumer Svs.)		9.125%	04/01/2020	650,000	692,250
ServiceMaster Co. (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	441,000
ServiceMaster Co. (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	255,000
ServiceMaster Co. (Diversified Consumer Svs.)		8.000%	02/15/2020	750,000	768,750
ServiceMaster Co. (Diversified Consumer Svs.)		7.000%	08/15/2020	1,000,000	996,250
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)		9.000%	05/15/2018	775,000	833,125
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	625,000	637,500
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	775,000	844,750
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.250%	03/15/2021	125,000	124,062
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	600,000	604,500
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5.750%	07/01/2022	275,000	288,406
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	(b)	5.375%	12/15/2021	225,000	229,500
DineEquity, Inc. (Hotels, Restaurants & Leisure)		9.500%	10/30/2018	1,000,000	1,115,000
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)	(b)	5.375%	11/01/2023	375,000	370,312
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)	(b)	4.875%	11/01/2020	625,000	626,562
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. (Hotels, Restaurants & Leisure)	(b)	5.625%	10/15/2021	300,000	311,812
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	575,000	646,875
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	550,000	617,375
MGM Resorts International (Hotels, Restaurants & Leisure)		8.625%	02/01/2019	600,000	706,500
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	425,000	455,812
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)	(b)	9.750%	09/01/2021	925,000	1,001,312
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	1,200,000	1,392,000
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(b)	5.875%	11/01/2021	500,000	495,000
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	550,000	599,500
PNK Finance Corp. (Hotels, Restaurants & Leisure)	(b)	6.375%	08/01/2021	750,000	770,625
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	693,000	764,032
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		5.250%	11/15/2022	475,000	477,375
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	775,000	765,312
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	860,000	950,300
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	800,000	784,000
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	825,000	882,750
B.C. Mountain LLC / B.C. Mountain Finance, Inc. (Household Durables)	(b)	7.000%	02/01/2021	450,000	456,750
Hillman Group, Inc. / The (Household Durables)		10.875%	06/01/2018	1,225,000	1,329,125
Libbey Glass, Inc. (Household Durables)		6.875%	05/15/2020	810,000	878,850
RSI Home Products, Inc. (Household Durables)	(b)	6.875%	03/01/2018	725,000	763,062
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,425,000	1,556,812
SIWF Merger Sub, Inc. / Springs Industries, Inc. (Household Durables)	(b)	6.250%	06/01/2021	300,000	303,375
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		12.535%	10/12/2017	51,000	53,550
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	1,850,000	2,053,500
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)		7.875%	05/01/2020	1,025,000	1,101,875
AMC Networks, Inc. (Media)		7.750%	07/15/2021	575,000	649,750
AMC Networks, Inc. (Media)		4.750%	12/15/2022	350,000	335,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	75,000	81,750
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	425,000	448,906
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	500,000	517,500

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	$150,000	$139,875
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.750%	09/01/2023	325,000	309,562
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,125,000	1,065,937
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	6.375%	09/15/2020	350,000	360,500
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	400,000	377,000
Cinemark U.S.A., Inc. (Media)		7.375%	06/15/2021	500,000	555,000
Clear Channel Communications, Inc. (Media)		9.000%	03/01/2021	1,550,000	1,573,250
Clear Channel Communications, Inc. (Media)		11.250%	03/01/2021	350,000	378,000
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	175,000	182,875
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	600,000	633,750
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	280,156
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	1,250,000	1,282,812
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	1,525,000	1,738,500
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	1,025,000	1,086,500
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,875,000	1,884,375
DISH DBS Corp. (Media)		4.625%	07/15/2017	200,000	210,000
DISH DBS Corp. (Media)		5.125%	05/01/2020	150,000	150,750
Entercom Radio LLC (Media)		10.500%	12/01/2019	825,000	938,437
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	950,000	971,375
Gannett Co., Inc. (Media)	(b)	6.375%	10/15/2023	775,000	804,062
Gannett Co., Inc. (Media)	(b)	5.125%	10/15/2019	200,000	208,500
Gray Television, Inc. (Media)		7.500%	10/01/2020	575,000	613,812
Igloo Holdings Corp. (Media)	(b)(c)	8.250%	12/15/2017	1,000,000	1,020,000
Intelsat Jackson Holdings, S.A. (Media)		8.500%	11/01/2019	675,000	739,125
Intelsat Jackson Holdings, S.A. (Media)		7.500%	04/01/2021	450,000	498,375
Intelsat Jackson Holdings, S.A. (Media)		7.250%	04/01/2019	550,000	596,750
Intelsat Jackson Holdings, S.A. (Media)		7.250%	10/15/2020	150,000	164,812
Intelsat Jackson Holdings, S.A. (Media)	(b)	5.500%	08/01/2023	550,000	525,250
Intelsat Jackson Holdings, S.A. (Media)		6.625%	12/15/2022	175,000	181,125
Intelsat Luxembourg S.A. (Media)	(b)	7.750%	06/01/2021	650,000	699,562
Intelsat Luxembourg S.A. (Media)	(b)	8.125%	06/01/2023	750,000	807,187
Lamar Media Corp. (Media)		5.875%	02/01/2022	250,000	257,500
Lamar Media Corp. (Media)		5.000%	05/01/2023	725,000	692,375
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	200,000	204,500
Nielsen Co. Luxembourg SARL / The (Media)	(b)	5.500%	10/01/2021	50,000	50,875
Nielsen Finance LLC / Nielsen Finance Co. (Media)		7.750%	10/15/2018	550,000	596,750
Nielsen Finance LLC / Nielsen Finance Co. (Media)		4.500%	10/01/2020	450,000	439,875
Regal Entertainment Group (Media)		5.750%	02/01/2025	325,000	307,937
Sirius XM Radio, Inc. (Media)	(b)	5.250%	08/15/2022	1,150,000	1,167,250
Sirius XM Radio, Inc. (Media)	(b)	4.250%	05/15/2020	150,000	142,125
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	475,000	431,062
Sirius XM Radio, Inc. (Media)	(b)	5.875%	10/01/2020	100,000	102,250
Townsquare Radio LLC / Townsquare Radio, Inc. (Media)	(b)	9.000%	04/01/2019	950,000	1,033,125
Visant Corp. (Media)		10.000%	10/01/2017	825,000	804,375
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	1,025,000	1,137,750
Claire’s Stores, Inc. (Specialty Retail)	(b)	6.125%	03/15/2020	600,000	582,000
Gymboree Corp. / The (Specialty Retail)		9.125%	12/01/2018	475,000	439,969
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(c)	9.750%	10/15/2019	850,000	893,562
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	1,625,000	1,708,281
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	744,937
Michaels FinCo Holdings LLC / Michaels FinCo, Inc. (Specialty Retail)	(b)(c)	7.500%	08/01/2018	1,200,000	1,254,000
Michaels Stores, Inc. (Specialty Retail)		7.750%	11/01/2018	1,275,000	1,389,750
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)(c)	8.750%	10/15/2021	675,000	710,437
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)	8.000%	10/15/2021	275,000	288,750
New Academy Finance Co. LLC / New Academy Finance Corp. (Specialty Retail)	(b)(c)	8.000%	06/15/2018	1,200,000	1,236,012
Party City Holdings, Inc. (Specialty Retail)		8.875%	08/01/2020	550,000	618,750
PC Nextco Holdings LLC / PC Nextco Finance, Inc. (Specialty Retail)	(b)(c)	8.750%	08/15/2019	1,250,000	1,289,062
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	300,000	308,250
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,454,625
Petco Holdings, Inc. (Specialty Retail)	(b)(c)	8.500%	10/15/2017	1,225,000	1,255,625
Sally Holdings LLC , Inc. (Specialty Retail)		5.750%	06/01/2022	125,000	130,625
Sally Holdings LLC , Inc. (Specialty Retail)		6.875%	11/15/2019	700,000	777,000
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	200,000	190,500
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		6.125%	10/15/2020	250,000	268,750

					87,366,117

CONSUMER STAPLES – 5.7%
Constellation Brands, Inc. (Beverages)		6.000%	05/01/2022	675,000	723,937
U.S. Foods, Inc. (Food & Staples Retailing)		8.500%	06/30/2019	2,800,000	3,069,500

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
B&G Foods, Inc. (Food Products)		4.625%	06/01/2021	$525,000	$505,312
Darling Escrow Corp. (Food Products)	(b)	5.375%	01/15/2022	250,000	252,187
Dean Foods Co. (Food Products)		7.000%	06/01/2016	487,000	540,570
Del Monte Corp. (Food Products)		7.625%	02/15/2019	2,100,000	2,186,625
Hawk Acquisition Sub, Inc. (Food Products)	(b)	4.250%	10/15/2020	1,750,000	1,697,500
Michael Foods Group, Inc. (Food Products)		9.750%	07/15/2018	1,075,000	1,174,437
Michael Foods Holding, Inc. (Food Products)	(b)(c)	8.500%	07/15/2018	1,500,000	1,590,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)	(b)	4.875%	05/01/2021	1,300,000	1,235,000
Shearer’s Foods LLC / Chip Finance Corp. (Food Products)	(b)	9.000%	11/01/2019	625,000	662,500
Smithfield Foods, Inc. (Food Products)		6.625%	08/15/2022	1,350,000	1,437,750
Sun Merger Sub., Inc. (Food Products)	(b)	5.875%	08/01/2021	100,000	102,750
Sun Merger Sub., Inc. (Food Products)	(b)	5.250%	08/01/2018	100,000	105,000
Spectrum Brands, Inc. (Household Products)		6.750%	03/15/2020	1,150,000	1,243,437
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	475,000	453,625
Prestige Brands, Inc. (Personal Products)		8.125%	02/01/2020	175,000	196,875
Prestige Brands, Inc. (Personal Products)	(b)	5.375%	12/15/2021	425,000	431,375

					17,608,380

ENERGY – 10.3%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	02/15/2019	425,000	446,250
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	10/15/2022	300,000	311,250
Compagnie Generale de Geophysique – Veritas SA (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,135,750
Compagnie Generale de Geophysique – Veritas SA (Energy Equip. & Svs.)		9.500%	05/15/2016	253,000	267,547
Chaparral Energy, Inc. (Energy Equip. & Svs.)		9.875%	10/01/2020	1,075,000	1,220,125
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	250,000	268,750
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	350,000	379,750
PHI, Inc. (Energy Equip. & Svs.)		8.625%	10/15/2018	850,000	918,000
SESI LLC (Energy Equip. & Svs.)		6.375%	05/01/2019	275,000	294,937
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	250,000	280,000
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	525,000	564,375
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	900,000	873,000
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	1,150,000	1,213,250
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	11/01/2021	175,000	176,859
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	600,000	618,000
Athlon Holdings LP / Athlon Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.375%	04/15/2021	550,000	580,250
BreitBurn Energy Partners LP / BreitBurn Finance Corp. (Oil, Gas & Consumable Fuels)		7.875%	04/15/2022	525,000	548,625
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	632,500
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	675,000	766,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	450,000	465,750
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	546,000
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. (Oil, Gas & Consumable Fuels)		6.625%	11/15/2019	800,000	842,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.125%	03/01/2022	225,000	231,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/15/2020	400,000	414,000
El Paso LLC (Oil, Gas & Consumable Fuels)		7.250%	06/01/2018	225,000	257,880
El Paso LLC (Oil, Gas & Consumable Fuels)		6.500%	09/15/2020	900,000	968,512
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	600,000	594,750
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2019	200,000	215,500
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.500%	12/15/2021	1,175,000	1,230,812
EP Energy LLC / EP Energy Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	275,000	318,656
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.875%	05/01/2019	250,000	270,312
EPE Holdings LLC / EP Energy Bond Co., Inc. (Oil, Gas & Consumable Fuels)	(b)(c)	8.125%	12/15/2017	435,669	449,828
Forest Oil Corp. (Oil, Gas & Consumable Fuels)		7.250%	06/15/2019	460,000	450,225
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	498,750
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	325,000	315,822
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/01/2022	275,000	275,000
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		5.500%	01/15/2021	200,000	200,500
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	750,000	813,750
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	650,000	690,625
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.000%	11/01/2019	150,000	152,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	05/15/2019	50,000	51,250
Lone Pine Resources Canada Ltd. (Acquired 07/10/2012, Cost $97,156)(Oil, Gas & Consumable Fuels)	(d)(e)	10.375%	02/15/2017	100,000	30,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	607,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	300,000	282,750
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)		5.625%	07/01/2024	825,000	825,000
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	825,000	868,312
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2021	750,000	806,250
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	01/15/2023	300,000	321,000

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.875%	03/15/2022	$250,000	$266,250
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.750%	02/01/2022	275,000	302,957
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2023	225,000	221,062
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	296,313
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	171,500
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	225,000	205,875
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	5.625%	02/01/2021	850,000	835,125
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	5.625%	04/15/2023	225,000	211,500
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	6.250%	03/15/2022	300,000	298,125
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	525,000	552,562
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	625,000	665,625
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	200,000	204,000
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	125,000	126,094
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	336,375
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	225,000	231,188
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	10/01/2020	300,000	308,250
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	775,000	823,438

					31,810,128

FINANCIALS – 4.3%
Nuveen Investments, Inc. (Capital Markets)	(b)	9.500%	10/15/2020	1,450,000	1,460,875
CIT Group, Inc. (Commercial Banks)	(b)	6.625%	04/01/2018	700,000	790,125
CIT Group, Inc. (Commercial Banks)		5.250%	03/15/2018	675,000	726,469
CIT Group, Inc. (Commercial Banks)		5.375%	05/15/2020	225,000	240,188
CIT Group, Inc. (Commercial Banks)		5.000%	05/15/2017	575,000	616,688
CIT Group, Inc. (Commercial Banks)		4.250%	08/15/2017	600,000	627,000
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	1,975,000	2,128,063
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	451,406
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	625,000	730,469
Ally Financial, Inc. (Consumer Finance)		6.250%	12/01/2017	300,000	335,625
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	225,000	270,281
Ally Financial, Inc. (Consumer Finance)		5.500%	02/15/2017	250,000	271,875
Ally Financial, Inc. (Consumer Finance)		4.750%	09/10/2018	300,000	315,000
Interactive Data Corp. (Diversified Financial Svs.)		10.250%	08/01/2018	800,000	881,000
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		9.625%	06/15/2018	1,125,000	1,215,000
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		8.125%	06/15/2018	525,000	556,500
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	605,000
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	19,000	19,274

					13,177,338

HEALTH CARE – 10.2%
Grifols, Inc. (Biotechnology)		8.250%	02/01/2018	650,000	693,875
Biomet, Inc. (Health Care Equip. & Supplies)		6.500%	10/01/2020	1,000,000	1,035,000
Biomet, Inc. (Health Care Equip. & Supplies)		6.500%	08/01/2020	1,175,000	1,239,625
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	1,275,000	1,303,688
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		8.750%	03/15/2018	75,000	82,688
Hologic, Inc. (Health Care Equip. & Supplies)		6.250%	08/01/2020	525,000	556,500
VWR Funding, Inc. (Health Care Equip. & Supplies)		7.250%	09/15/2017	1,600,000	1,724,000
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.750%	08/15/2022	450,000	457,875
Envision Healthcare Corp. (Health Care Providers & Svs.)		8.125%	06/01/2019	1,039,000	1,131,211
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	1,725,000	1,888,875
HCA Holdings, Inc. (Health Care Providers & Svs.)		6.250%	02/15/2021	225,000	235,969
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	227,250
HCA, Inc. (Health Care Providers & Svs.)		7.500%	02/15/2022	2,475,000	2,722,500
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	275,000	302,844
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	950,000	940,500
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	1,450,000	1,544,250
Jaguar Holding Co. I (Health Care Providers & Svs.)	(b)(c)	9.375%	10/15/2017	925,000	982,812
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	9.500%	12/01/2019	1,050,000	1,186,500
LifePoint Hospitals, Inc. (Health Care Providers & Svs.)	(b)	5.500%	12/01/2021	575,000	578,594
MPH Intermediate Holding Co. 2 (Health Care Providers & Svs.)	(b)(c)	8.375%	08/01/2018	1,050,000	1,095,938
Multiplan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,700,000	1,878,500
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	575,000	546,969
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	675,000	729,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	850,000	803,250
United Surgical Partners International, Inc. (Health Care Providers & Svs.)		9.000%	04/01/2020	850,000	956,250
Universal Hospital Services, Inc. (Health Care Providers & Svs.)		7.625%	08/15/2020	1,000,000	1,060,000

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	$1,100,000	$1,278,750
Healthcare Technology Intermediate, Inc. (Health Care Technology)	(b)(c)	7.375%	09/01/2018	1,200,000	1,254,000
Truven Health Analytics, Inc. (Health Care Technology)		10.625%	06/01/2020	700,000	795,375
VPII Escrow Corp. (Pharmaceuticals)	(b)	6.750%	08/15/2018	125,000	137,969
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	1,600,000	1,764,000
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	5.625%	12/01/2021	300,000	302,250

					31,436,807

INDUSTRIALS – 11.5%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	1,025,000	1,091,625
B/E Aerospace, Inc. (Aerospace & Defense)		5.250%	04/01/2022	750,000	765,000
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	1,200,000	1,293,000
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	270,188
TransDigm, Inc. (Aerospace & Defense)		7.500%	07/15/2021	300,000	324,000
Allegion U.S. Holding Co., Inc. (Building Products)	(b)	5.750%	10/01/2021	325,000	339,625
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	244,125
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	375,000	406,875
CPG Merger Sub. LLC (Building Products)	(b)	8.000%	10/01/2021	450,000	470,250
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	750,000	828,750
Nortek, Inc. (Building Products)		10.000%	12/01/2018	600,000	665,250
Nortek, Inc. (Building Products)		8.500%	04/15/2021	1,250,000	1,390,625
Ply Gem Industries, Inc. (Building Products)		8.250%	02/15/2018	800,000	856,000
Ply Gem Industries, Inc. (Building Products)		9.375%	04/15/2017	180,000	195,300
Roofing Supply Group LLC / Roofing Supply Finance, Inc. (Building Products)	(b)	10.000%	06/01/2020	700,000	791,000
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	625,000	650,000
USG Corp. (Building Products)	(b)	5.875%	11/01/2021	175,000	182,219
ADS Waste Holdings, Inc. (Commercial Svs. & Supplies)		8.250%	10/01/2020	250,000	272,500
ARAMARK Corp. (Commercial Svs. & Supplies)	(b)	5.750%	03/15/2020	1,350,000	1,417,500
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	450,000	455,625
Iron Mountain, Inc. (Commercial Svs. & Supplies)		7.750%	10/01/2019	525,000	588,000
Maxim Crane Works LP / Maxim Finance Corp. (Commercial Svs. & Supplies)	(b)	12.250%	04/15/2015	300,000	309,735
Mustang Merger Corp. (Commercial Svs. & Supplies)	(b)	8.500%	08/15/2021	450,000	488,250
Logo Merger Sub Corp. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,150,000	1,196,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,150,000	1,288,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		7.375%	05/15/2020	100,000	111,375
MasTec, Inc. (Construction & Engineering)		4.875%	03/15/2023	275,000	260,563
CommScope, Inc. (Electrical Equip.)	(b)	8.250%	01/15/2019	1,044,000	1,149,705
General Cable Corp. (Electrical Equip.)	(b)	6.500%	10/01/2022	750,000	738,750
Viasystems, Inc. (Electrical Equip.)	(b)	7.875%	05/01/2019	375,000	407,344
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	175,000	184,844
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	825,000	880,688
Dynacast International LLC / Dynacast Finance, Inc. (Machinery)		9.250%	07/15/2019	825,000	913,688
Gardner Denver, Inc. (Machinery)	(b)	6.875%	08/15/2021	600,000	601,500
Mcron Finance Sub. LLC / Mcron Finance Corp. (Machinery)	(b)	8.375%	05/15/2019	425,000	476,000
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	200,000	211,000
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	480,000	540,000
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	695,250
Schaeffler Finance BV (Machinery)	(b)	8.500%	02/15/2019	875,000	988,750
Schaeffler Finance BV (Machinery)	(b)	7.750%	02/15/2017	475,000	541,500
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	375,938
Schaeffler Holding Finance BV (Machinery)	(b)(c)	6.875%	08/15/2018	475,000	505,875
Titan International, Inc. (Machinery)	(b)	6.875%	10/01/2020	400,000	419,000
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,109,563
Hertz Corp. / The (Road & Rail)		7.500%	10/15/2018	100,000	108,250
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	125,000	125,938
Interline Brands, Inc. (Trading Companies & Distributors)		7.500%	11/15/2018	700,000	743,750
Interline Brands, Inc. (Trading Companies & Distributors)	(c)	10.000%	11/15/2018	1,025,000	1,124,938
International Lease Finance Corp. (Trading Companies & Distributors)		8.750%	03/15/2017	1,900,000	2,246,750
International Lease Finance Corp. (Trading Companies & Distributors)		5.750%	05/15/2016	250,000	268,438
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	700,000	701,750
International Lease Finance Corp. (Trading Companies & Distributors)		4.625%	04/15/2021	350,000	334,906
Rexel SA (Trading Companies & Distributors)	(b)	6.125%	12/15/2019	1,000,000	1,050,000
Rexel SA (Trading Companies & Distributors)	(b)	5.250%	06/15/2020	750,000	757,500

					35,352,995

INFORMATION TECHNOLOGY – 10.9%
CommScope Holding Co., Inc. (Communications Equip.)	(b)(c)	6.625%	06/01/2020	950,000	992,750
NCR Corp. (Computers & Peripherals)		5.000%	07/15/2022	450,000	430,313
NCR Corp. (Computers & Peripherals)		4.625%	02/15/2021	475,000	457,188
NCR Escrow Corp. (Computers & Peripherals)	(b)	5.875%	12/15/2021	225,000	230,344

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
NCR Escrow Corp. (Computers & Peripherals)	(b)	6.375%	12/15/2023	$375,000	$384,844
Seagate HDD Cayman (Computers & Peripherals)		6.875%	05/01/2020	375,000	407,344
Seagate HDD Cayman (Computers & Peripherals)		7.000%	11/01/2021	125,000	138,594
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.750%	06/01/2023	1,300,000	1,222,000
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	316,875
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	09/01/2022	925,000	911,125
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	575,000	626,750
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)		5.000%	02/15/2023	325,000	306,313
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)		4.625%	02/15/2020	300,000	294,000
Kemet Corp. (Electronic Equip., Instr. & Comp.)		10.500%	05/01/2018	400,000	397,000
Blackboard, Inc. (Internet Software & Svs.)	(b)	7.750%	11/15/2019	350,000	349,125
IAC/InterActiveCorp (Internet Software & Svs.)		4.750%	12/15/2022	825,000	773,438
IAC/InterActiveCorp (Internet Software & Svs.)	(b)	4.875%	11/30/2018	150,000	154,125
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	250,000	240,000
Compiler Finance Sub, Inc. (IT Svs.)	(b)	7.000%	05/01/2021	650,000	648,375
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	975,000	1,062,750
First Data Corp. (IT Svs.)	(b)(c)	8.750%	01/15/2022	2,825,000	3,029,813
First Data Corp. (IT Svs.)	(b)	8.250%	01/15/2021	475,000	507,656
First Data Corp. (IT Svs.)	(b)	11.250%	01/15/2021	400,000	443,500
iGATE Corp. (IT Svs.)		9.000%	05/01/2016	1,000,000	1,067,500
Lender Processing Services, Inc. (IT Svs.)		5.750%	04/15/2023	1,075,000	1,118,000
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	219,000
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	175,000	185,719
SunGard Data Systems, Inc. (IT Svs.)		6.625%	11/01/2019	625,000	659,375
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.750%	08/01/2020	200,000	199,500
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	300,000	292,500
Freescale Semiconductor, Inc. (Semiconductors & Equip.)		10.750%	08/01/2020	425,000	484,500
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	6.000%	01/15/2022	750,000	761,250
MagnaChip Semiconductor Corp. (Semiconductors & Equip.)		6.625%	07/15/2021	525,000	536,813
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	02/15/2021	200,000	210,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	03/15/2023	200,000	204,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.750%	06/01/2018	375,000	379,688
ACI Worldwide, Inc. (Software)	(b)	6.375%	08/15/2020	175,000	183,313
Activision Blizzard, Inc. (Software)	(b)	6.125%	09/15/2023	375,000	391,875
Activision Blizzard, Inc. (Software)	(b)	5.625%	09/15/2021	175,000	181,563
Aspect Software, Inc. (Software)		10.625%	05/15/2017	375,000	379,688
Audatex North America, Inc. (Software)	(b)	6.000%	06/15/2021	575,000	605,188
Audatex North America, Inc. (Software)	(b)	6.125%	11/01/2023	100,000	103,500
BMC Software Finance, Inc. (Software)	(b)	8.125%	07/15/2021	1,250,000	1,293,750
Eagle Midco, Inc. (Software)	(b)	9.000%	06/15/2018	975,000	1,021,313
Epicor Software Corp. (Software)		8.625%	05/01/2019	1,525,000	1,662,250
Infor (U.S.), Inc. (Software)		9.375%	04/01/2019	925,000	1,045,250
Infor (U.S.), Inc. (Software)		11.500%	07/15/2018	1,050,000	1,215,375
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	1,050,000	1,031,625
Serena Software, Inc. (Software)		10.375%	03/15/2016	200,000	201,000
Sophia Holding Finance LP / Sophia Holding Finance, Inc. (Software)	(b)(c)	9.625%	12/01/2018	375,000	388,125
Sophia LP / Sophia Finance, Inc. (Software)	(b)	9.750%	01/15/2019	1,650,000	1,835,625
SSI Investments II Ltd. / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	1,250,000	1,362,500

					33,544,007

MATERIALS – 7.5%
Ashland, Inc. (Chemicals)		4.750%	08/15/2022	275,000	262,625
Axiall Corp. (Chemicals)	(b)	4.875%	05/15/2023	100,000	94,875
Eagle Spinco, Inc. (Chemicals)	(b)	4.625%	02/15/2021	200,000	196,750
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	900,000	939,375
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	550,000	551,375
Hexion U.S. Finance Corp. (Chemicals)		6.625%	04/15/2020	425,000	437,750
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	325,000	361,156
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	250,000	247,500
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	275,000	298,375
Momentive Performance Materials, Inc. (Chemicals)		10.000%	10/15/2020	300,000	315,750
OMNOVA Solutions, Inc. (Chemicals)		7.875%	11/01/2018	800,000	864,000
Scotts Miracle-Gro Co. / The (Chemicals)		6.625%	12/15/2020	550,000	595,375
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	1,125,000	1,205,156
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	119,171
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,325,000	1,457,500
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	465,375
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	275,000	279,125
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	875,000	787,500

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	$550,000	$592,625
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer (Containers & Packaging)	(b)	6.000%	06/15/2017	275,000	279,125
BOE Merger Corp. (Containers & Packaging)	(b)(c)	9.500%	11/01/2017	825,000	880,688
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	978,750
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	175,000	164,500
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	541,500
Packaging Dynamics Corp. (Containers & Packaging)	(b)	8.750%	02/01/2016	750,000	772,969
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	212,063
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.500%	05/15/2018	775,000	821,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.000%	04/15/2019	675,000	727,313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	1,875,000	2,010,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.875%	08/15/2019	1,275,000	1,424,813
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		7.125%	04/15/2019	175,000	187,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,000,000	1,025,000
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	1,350,000	1,539,000
Sealed Air Corp. (Containers & Packaging)	(b)	6.500%	12/01/2020	125,000	135,000
Century Aluminum Co. (Metals & Mining)	(b)	7.500%	06/01/2021	450,000	441,000
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	293,219
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	125,625
Wise Metals Group LLC / Wise Alloys Finance Corp. (Metals & Mining)	(b)	8.750%	12/15/2018	300,000	317,250
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	275,000	248,875

					23,197,736

TELECOMMUNICATION SERVICES – 5.2%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		8.875%	06/01/2019	350,000	384,125
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.125%	07/01/2019	925,000	1,019,813
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.625%	07/15/2020	275,000	309,375
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		7.000%	06/01/2020	475,000	505,875
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,575,000	1,639,969
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	675,000	705,375
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	6.000%	04/15/2021	600,000	580,500
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	725,000	780,281
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	930,781
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)	(b)	6.625%	04/01/2023	450,000	466,313
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	1,100,000	1,042,250
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	1,875,000	2,057,813
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	1,100,000	1,078,000
Sprint Corp. (Wireless Telecom. Svs.)	(b)	7.875%	09/15/2023	675,000	727,313
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	9.000%	11/15/2018	1,025,000	1,237,688
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	392,000
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,600,000	1,756,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	78,469
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	200,000	203,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	204,000

					16,098,940

UTILITIES – 1.5%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)		10.000%	12/01/2020	900,000	960,750
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)	(b)	6.875%	08/15/2017	375,000	390,000
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.500%	10/01/2018	211,000	227,353
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	407,340
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	6.000%	01/15/2022	175,000	180,250
Dynegy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	5.875%	06/01/2023	175,000	166,250
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		8.250%	09/01/2020	750,000	834,375
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.875%	05/15/2021	475,000	528,438
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.625%	05/15/2019	700,000	743,750
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $95,719)(Multi-Utilities)	(b)(e)	6.125%	03/25/2019	108,090	103,207

					4,541,713

Total Corporate Bonds (Cost $279,864,107)					$294,134,161

Common Stocks – 0.1%				Shares	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles)	(a)			4,679	$191,232

Total Common Stocks (Cost $415,829)					$191,232

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2013

Preferred Stocks – 0.1%		Shares	Value
FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)	346	$332,193

Total Preferred Stocks (Cost $0)			$332,193

Warrants – 0.1%		Quantity	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)	4,254	$132,542
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)	4,254	98,385

Total Warrants (Cost $476,540)			$230,927

Other – 0.0%		Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Motors Liquidation Co. GUC Trust (Automobiles)	(a)	1,116	$35,879

Total Other (Cost $0)			$35,879

Money Market Funds – 1.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		5,678,000	$5,678,000

Total Money Market Funds (Cost $5,678,000)			$5,678,000

Total Investments – 97.6% (Cost $286,434,476)	(f)		$300,602,392
Other Assets in Excess of Liabilities – 2.4%			7,282,451

Net Assets – 100.0%			$307,884,843

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2013, the value of these securities totaled $113,774,035, or 37.0% of the Portfolio’s net assets. Unless also noted with (e), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(d)	Represents a security that is in default. Unless noted by (e), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(e)	Represents a security deemed to be illiquid. At December 31, 2013, the value of illiquid securities in the Portfolio totaled $133,707, or 0.0% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

66

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	30.26%
Five years	21.69%
Ten years	10.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Capital Growth Portfolio returned 30.26% versus 43.30% for the current benchmark, the Russell 2000 Growth Index.

For the year, the return of the Russell 2000 Growth Index (+43.3%) outpaced the return of the Russell 2000 Value Index (+34.5%), in what was the index’s strongest performance year in a decade. Strength in returns was broad-based during 2013, led by Health Care (51.6%), Consumer Staples (48.5%) and Information Technology (44.9%), while Materials came in light (+27.5%) relative to the benchmark’s extremely strong performance during 2013.

The Portfolio was outpaced by the benchmark. Underperforming sectors were Information Technology, Health Care and, to a lesser extent, Consumer Discretionary. Energy was the sole bright spot on the sector level for the strategy, generating slight outperformance over the course of the year.(1)

The Portfolio’s worst performing holdings for the year were ARIAD Pharmaceuticals, Inc., Vocera Communications, Inc., Fusion-io, Inc., Francesca’s Holdings Corp. and Monster Worldwide, Inc.(1)

ARIAD Pharmaceuticals, Inc. focuses on therapies used to target drug-resistant, difficult-to-treat cancers. Investors were caught off-guard by an unexpected U.S. Food and Drug Administration (FDA) halt placed on ARIAD Pharmaceuticals, Inc.’s late-stage clinical trial that was analyzing the firm’s leukemia drug candidate. The FDA expressed concerns about a greater than acceptable incidence of blood clots reported by trial patients. We sold the stock.(1)

Vocera Communications, Inc. makes hands-free devices used by physicians and many hospital personnel. These devices simplify communication between highly mobile and often difficult to locate individuals in a fast-paced hospital environment. The company reported a substantially weaker than expected quarter earlier in the period and lowered guidance on reduced growth visibility in the near term.(1)

Fusion-io, Inc. is a producer of commercial data storage that utilizes “flash” memory. Customer-concentration issues have continued to plague the firm in recent periods, exacerbated by multiple management departures earlier in the year. Despite a solid product offering, Fusion-io, Inc. appears to have lost its strategic footing for the time being and the stock has suffered as a result.(1)

Francesca’s Collections, a subsidiary of Francesca’s Holdings Corp., is a specialty women’s retailer. Francesca’s missed quarterly estimates and substantially reduced guidance. We sold the stock due to very poor results, particularly in its non-mall locations.(1)

Monster Worldwide, Inc. provides online employment solutions (e.g., searchable job postings for prospective employees and resume database access for recruiters). The firm has proceeded with some selective restructuring as part of a cost-savings initiative, while continuing to entertain and evaluate strategic alternatives through a possible sale of the company. Shares of the stock have suffered as the anticipated sale of the company has taken longer than expected.(1)

The Portfolio’s top performing holdings for the year were United Therapeutics Corp., Salix Pharmaceuticals Ltd., Natural Grocers by Vitamin Cottage, Inc., Bally Technologies, Inc. and Genesco, Inc. (1)

United Therapeutics Corp. is a biotechnology company focused on the medical needs of patients with chronic and life-threatening conditions. Shares jumped toward the end of the period as the FDA announced approval of United Therapeutic Corp.’s new drug designed to improve the ability to exercise for sufferers of pulmonary arterial hypertension (effectively high blood pressure in the lungs).(1)

Salix Pharmaceuticals Ltd. specializes in drugs for gastrointestinal (GI) diseases and conditions. The firm continues to benefit from its diverse lineup and has upside potential from the recent acquisition of a competitor that is expected to enhance the scale of Salix Pharmaceuticals Ltd.’s operations in the GI pharmaceutical industry.(1)

Natural Grocers by Vitamin Cottage, Inc. operates natural and organic grocery and dietary supplement stores throughout the United States. The firm beat top- and bottom-line estimates earlier in the year. Secular trends supporting healthy lifestyles have provided tailwinds for Natural Grocers by Vitamin Cottage, Inc. as it expands square footage, maintains disciplined expense controls and enhances marketing.(1)

Bally Technologies, Inc., a producer of casino gaming systems and equipment, announced the acquisition of competitor SHFL Entertainment, in what is largely expected to be a synergistic and highly accretive transaction. The acquisition should provide Bally Technologies, Inc. with the valuable additions of SHFL’s product offerings and exposure to Asian gaming markets.(1)

Genesco, Inc. is a retailer of headwear, sporting goods, footwear and clothing accessories. The firm has continued to leverage its strong positioning in the Journeys footwear and Lids headwear lines to grow earnings. It maintains top market share in those spaces in the absence of direct competitors.(1)

Our outlook comments have been fairly consistent toward the latter half of the reporting period, as the market shrugged off the U.S. Federal Reserve’s tapering and rallied to new highs. Once again, particular strength was evident in the small-cap space as the “risk-on” trade continued. Valuations increase, and the possibility of a correction also increases as the market rises. Nevertheless, valuations, while not cheap, are not excessive either. Important metrics, such as domestic housing and autos, continue to be strong, employment statistics are getting better, and recent economic data from Europe and China also has been encouraging. Finally, the

67	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Federal Reserve’s gradual tapering has been well-received. We continue to believe higher interest rates are inevitable and, consequently, we continue to believe investors will move money out of fixed income and into those asset classes producing the highest returns. That transfer could provide continued fuel for the rally. It appears to us that conditions remain in place for the market to continue higher, but gains of the magnitude of 2013 would be an unrealistic expectation.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.7
Other Net Assets	0.3

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. Genesco, Inc.	3.0
2. United Therapeutics Corp.	2.7
3. Vitamin Shoppe, Inc.	2.3
4. Geospace Technologies Corp.	2.2
5. Bally Technologies, Inc.	2.1
6. Hexcel Corp.	1.8
7. Natural Grocers by Vitamin Cottage, Inc.	1.8
8. WhiteWave Foods Co. Class A	1.7
9. Cornerstone OnDemand, Inc.	1.6
10. Centene Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.9
Health Care	22.8
Consumer Discretionary	16.8
Industrials	15.5
Financials	6.0
Materials	5.7
Consumer Staples	5.3
Energy	4.7

99.7

68

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.7%		Shares	Value
CONSUMER DISCRETIONARY – 16.8%
Tenneco, Inc. (Auto Components)	(a)	12,170	$688,457
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	7,665	334,194
Sotheby’s (Diversified Consumer Svs.)		5,995	318,934
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	21,791	1,709,504
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	12,215	439,984
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	59,255	895,343
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	17,728	460,751
Universal Electronics, Inc. (Household Durables)	(a)	24,045	916,355
Chico’s FAS, Inc. (Specialty Retail)		22,859	430,664
Container Store Group, Inc. / The (Specialty Retail)	(a)	2,130	99,279
Genesco, Inc. (Specialty Retail)	(a)	33,544	2,450,725
Outerwall, Inc. (Specialty Retail)	(a)	7,252	487,842
TravelCenters of America LLC (Specialty Retail)	(a)	25,225	245,692
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	35,361	1,839,126
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	10,255	866,137
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	24,083	881,197
Vince Holding Corp. (Textiles, Apparel & Luxury Goods)	(a)	14,962	458,885

			13,523,069

CONSUMER STAPLES – 5.3%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	18,019	729,770
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	33,914	1,439,649
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	7,040	530,746
Pinnacle Foods, Inc. (Food Products)		7,415	203,616
WhiteWave Foods Co. Class A (Food Products)	(a)	57,930	1,328,914

			4,232,695

ENERGY – 4.7%
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	18,563	1,760,329
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,290	279,629
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	18,790	1,186,588
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	8,375	393,374
Western Refining, Inc. (Oil, Gas & Consumable Fuels)		4,710	199,751

			3,819,671

FINANCIALS – 6.0%
Stifel Financial Corp. (Capital Markets)	(a)	13,039	624,829
UMB Financial Corp. (Commercial Banks)		11,537	741,598
Validus Holdings Ltd. (Insurance)		24,325	980,054
Geo Group, Inc. / The (Real Estate Investment Trusts)		39,171	1,262,090
Two Harbors Investment Corp. (Real Estate Investment Trusts)		47,140	437,459
Home Loan Servicing Solutions Ltd. (Thrifts & Mortgage Finance)		34,914	801,975

			4,848,005

HEALTH CARE – 22.8%
Acorda Therapeutics, Inc. (Biotechnology)	(a)	20,726	605,199
Aegerion Pharmaceuticals, Inc. (Biotechnology)	(a)	6,875	487,850
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	10,131	697,722
Isis Pharmaceuticals, Inc. (Biotechnology)	(a)	10,205	406,567
Ophthotech Corp. (Biotechnology)	(a)	12,474	403,534
Seattle Genetics, Inc. (Biotechnology)	(a)	16,815	670,750
Theravance, Inc. (Biotechnology)	(a)	21,113	752,678
United Therapeutics Corp. (Biotechnology)	(a)	19,230	2,174,528
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	10,488	599,389
ArthroCare Corp. (Health Care Equip. & Supplies)	(a)	31,910	1,284,058
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		8,920	1,104,653
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	3,160	207,012

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	10,827	$188,823
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	8,891	200,048
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	11,347	796,559
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	31,862	1,166,149
Air Methods Corp. (Health Care Providers & Svs.)	(a)	20,987	1,224,172
Centene Corp. (Health Care Providers & Svs.)	(a)	22,202	1,308,808
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	1,063	181,337
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	19,044	867,454
athenahealth, Inc. (Health Care Technology)	(a)	2,985	401,483
MedAssets, Inc. (Health Care Technology)	(a)	46,456	921,222
Medidata Solutions, Inc. (Health Care Technology)	(a)	4,434	268,567
Furiex Pharmaceuticals, Inc. (Life Sciences Tools & Svs.)	(a)	5,913	248,405
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	8,906	402,373
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	8,907	801,096

			18,370,436

INDUSTRIALS – 15.5%
Hexcel Corp. (Aerospace & Defense)	(a)	32,457	1,450,503
American Airlines Group, Inc. (Airlines)	(a)	16,483	416,196
JetBlue Airways Corp. (Airlines)	(a)	94,010	803,785
PGT, Inc. (Building Products)	(a)	48,339	489,191
Trex Co., Inc. (Building Products)	(a)	10,483	833,713
USG Corp. (Building Products)	(a)	15,085	428,112
Waste Connections, Inc. (Commercial Svs. & Supplies)		22,682	989,616
Foster Wheeler AG (Construction & Engineering)	(a)	22,881	755,531
Northwest Pipe Co. (Construction & Engineering)	(a)	20,161	761,279
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	21,215	579,806
Chart Industries, Inc. (Machinery)	(a)	6,972	666,802
Colfax Corp. (Machinery)	(a)	15,039	957,834
Manitowoc Co., Inc. / The (Machinery)		28,174	657,018
Trimas Corp. (Machinery)	(a)	12,008	478,999
WABCO Holdings, Inc. (Machinery)	(a)	5,572	520,481
Woodward, Inc. (Machinery)		12,464	568,483
Landstar System, Inc. (Road & Rail)		10,655	612,130
Quality Distribution, Inc. (Road & Rail)	(a)	36,439	467,512

			12,436,991

INFORMATION TECHNOLOGY – 22.9%
Aruba Networks, Inc. (Communications Equip.)	(a)	29,745	532,436
Ixia (Communications Equip.)	(a)	11,993	159,627
Palo Alto Networks, Inc. (Communications Equip.)	(a)	8,425	484,185
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,368	920,056
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	49,816	1,035,176
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	14,365	1,114,868
Angie’s List, Inc. (Internet Software & Svs.)	(a)	31,756	481,103
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	24,811	1,323,419
Demandware, Inc. (Internet Software & Svs.)	(a)	12,843	823,493
Marin Software, Inc. (Internet Software & Svs.)	(a)	23,342	239,022
Rocket Fuel, Inc. (Internet Software & Svs.)	(a)	3,732	229,481
Trulia, Inc. (Internet Software & Svs.)	(a)	26,489	934,267
Cavium, Inc. (Semiconductors & Equip.)	(a)	25,755	888,805
EZchip Semiconductor Ltd. (Semiconductors & Equip.)	(a)	13,353	328,617
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)	(a)	18,263	242,898
SunEdison, Inc. (Semiconductors & Equip.)	(a)	32,995	430,585
Teradyne, Inc. (Semiconductors & Equip.)	(a)	44,860	790,433
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	19,545	643,226
Aspen Technology, Inc. (Software)	(a)	19,843	829,437
Concur Technologies, Inc. (Software)	(a)	8,000	825,440
Fortinet, Inc. (Software)	(a)	45,077	862,323
Guidewire Software, Inc. (Software)	(a)	10,398	510,230

69	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Imperva, Inc. (Software)	(a)	15,951	$767,722
NICE Systems Ltd. – ADR (Software)		19,587	802,284
PTC, Inc. (Software)	(a)	11,710	414,417
Qlik Technologies, Inc. (Software)	(a)	30,475	811,549
TIBCO Software, Inc. (Software)	(a)	15,351	345,090
Ultimate Software Group, Inc. / The (Software)	(a)	3,997	612,420

			18,382,609

MATERIALS – 5.7%
Huntsman Corp. (Chemicals)		40,616	999,154
Quaker Chemical Corp. (Chemicals)		16,949	1,306,259

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Texas Industries, Inc. (Construction Materials)	(a)	18,066	$1,242,579
RTI International Metals, Inc. (Metals & Mining)	(a)	30,739	1,051,581

			4,599,573

Total Common Stocks (Cost $58,521,428)			$80,213,049

Total Investments – 99.7% (Cost $58,521,428)	(b)		$80,213,049
Other Assets in Excess of Liabilities – 0.3%			219,311

Net Assets – 100.0%			$80,432,360

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

70

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	35.98%
Five years	24.86%
Ten years	9.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Nasdaq-100® Index Portfolio returned 35.98% versus 36.92% for the current benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index for the year was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ Trust Series 1, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The largest contributors to the index return for 2013 were Google, Inc., Microsoft, Inc., Amazon.com Inc., Gilead Sciences, Inc., and Facebook, Inc. The largest detractors in 2013 were Oracle Corp., Intuitive Surgical. Inc., Nuance Communications. Inc., VimpelCom Ltd. - ADR, and Broadcom Corp. Class A.(1)

The year 2013 was very good for equities, as the market was fueled by a very accommodating Federal Reserve. In 2013, we saw continued improvement in the economy, an improvement in the housing market, and less public policy uncertainty. Multiples for the Nasdaq 100® Index expanded in 2013, with the price to earnings ratio starting at 16.79 times at the end of 2012 to 21.77 times at the end of 2013, as investors priced in the impact of the improving economic environment and improving company earnings.

We believe that 2014 should be another good year for equities. As quantitative easing (“QE”) comes to an end, we expect stock prices to be supported by earnings growth, which is expected to be in the high single digits. We would also expect some volatility, as investors pay close attention to the Federal Reserve’s actions and the speed of the “taper” of QE.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

71	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	97.3
Exchange Traded Funds Less Net Liabilities	2.7

100.0

Top 10 Portfolio Holdings as of December 31,
2013 (1) (2)

% of Net Assets
1. Apple, Inc.	12.2
2. Microsoft Corp.	7.5
3. Google, Inc. Class A	7.5
4. Amazon.com, Inc.	4.4
5. PowerShares QQQ Trust Series 1	3.2
6. Intel Corp.	3.1
7. QUALCOMM, Inc.	3.0
8. Cisco Systems, Inc.	2.9
9. Gilead Sciences, Inc.	2.8
10. Comcast Corp. Class A	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	55.4
Consumer Discretionary	20.3
Health Care	13.2
Consumer Staples	4.6
Industrials	1.8
Telecommunication Services	1.7
Materials	0.3

97.3

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 97.3%		Shares	Value
CONSUMER DISCRETIONARY – 20.3%
Tesla Motors, Inc. (Automobiles)	(a)	2,825	$424,823
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		6,925	341,818
Starbucks Corp. (Hotels, Restaurants & Leisure)		17,400	1,363,986
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,325	451,538
Garmin Ltd. (Household Durables)		4,500	207,990
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	10,575	4,217,204
Expedia, Inc. (Internet & Catalog Retail)		2,725	189,824
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	11,075	325,051
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,375	506,234
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,190	1,383,256
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,975	246,419
Mattel, Inc. (Leisure Equip. & Products)		7,825	372,313
Charter Communications, Inc. Class A (Media)	(a)	2,400	328,224
Comcast Corp. Class A (Media)		49,322	2,563,018
DIRECTV (Media)	(a)	12,125	837,716
Discovery Communications, Inc. Class A (Media)	(a)	3,375	305,167
DISH Network Corp. Class A (Media)	(a)	5,075	293,944
Liberty Global PLC Class A (Media)	(a)	5,125	456,074
Liberty Media Corp. (Media)	(a)	2,400	351,480
Sirius XM Holdings, Inc. (Media)	(a)	141,625	494,271
Twenty-First Century Fox, Inc. Class A (Media)		34,250	1,204,915
Viacom, Inc. Class B (Media)		9,125	796,977
Dollar Tree, Inc. (Multiline Retail)	(a)	4,800	270,816
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,950	397,485
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,475	318,557
Ross Stores, Inc. (Specialty Retail)		5,000	374,650
Staples, Inc. (Specialty Retail)		15,100	239,939
Tractor Supply Co. (Specialty Retail)		3,225	250,195

			19,513,884

CONSUMER STAPLES – 4.6%
Monster Beverage Corp. (Beverages)	(a)	3,875	262,609
Costco Wholesale Corp. (Food & Staples Retailing)		10,085	1,200,216
Whole Foods Market, Inc. (Food & Staples Retailing)		8,600	497,338
Green Mountain Coffee Roasters, Inc. (Food Products)	(a)	3,450	260,751
Kraft Foods Group, Inc. (Food Products)		13,750	741,400
Mondelez International, Inc. Class A (Food Products)		40,475	1,428,768

			4,391,082

HEALTH CARE – 13.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,525	602,096
Amgen, Inc. (Biotechnology)		17,397	1,986,042
Biogen Idec, Inc. (Biotechnology)	(a)	5,450	1,524,638
Celgene Corp. (Biotechnology)	(a)	9,525	1,609,344
Gilead Sciences, Inc. (Biotechnology)	(a)	35,400	2,660,310
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,250	619,290
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,400	401,220
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	875	336,070
Catamaran Corp. (Health Care Providers & Svs.)	(a)	4,750	225,530
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	18,600	1,306,464
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,975	225,664
Cerner Corp. (Health Care Technology)	(a)	7,925	441,739
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	2,925	323,563
Mylan, Inc. (Pharmaceuticals)	(a)	8,850	384,090

			12,646,060

INDUSTRIALS – 1.8%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,500	204,190
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,750	210,188
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,975	229,436
PACCAR, Inc. (Machinery)		8,164	483,064

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	3,875	$254,665
Fastenal Co. (Trading Companies & Distributors)		6,850	325,444

			1,706,987

INFORMATION TECHNOLOGY – 55.4%
Cisco Systems, Inc. (Communications Equip.)		123,425	2,770,891
F5 Networks, Inc. (Communications Equip.)	(a)	1,800	163,548
QUALCOMM, Inc. (Communications Equip.)		38,995	2,895,379
Apple, Inc. (Computers & Peripherals)		20,770	11,654,255
NetApp, Inc. (Computers & Peripherals)		7,860	323,360
SanDisk Corp. (Computers & Peripherals)		5,225	368,572
Seagate Technology PLC (Computers & Peripherals)		7,525	422,604
Western Digital Corp. (Computers & Peripherals)		5,450	457,255
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,125	194,618
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,350	1,129,538
eBay, Inc. (Internet Software & Svs.)	(a)	29,885	1,640,388
Equinix, Inc. (Internet Software & Svs.)	(a)	1,150	204,068
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	43,250	2,364,045
Google, Inc. Class A (Internet Software & Svs.)	(a)	6,400	7,172,544
Yahoo!, Inc. (Internet Software & Svs.)	(a)	23,410	946,700
Automatic Data Processing, Inc. (IT Svs.)		11,125	899,011
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,975	704,335
Fiserv, Inc. (IT Svs.)	(a)	5,949	351,288
Paychex, Inc. (IT Svs.)		8,420	383,363
Altera Corp. (Semiconductors & Equip.)		7,425	241,535
Analog Devices, Inc. (Semiconductors & Equip.)		7,175	365,423
Applied Materials, Inc. (Semiconductors & Equip.)		27,775	491,340
Avago Technologies Ltd. (Semiconductors & Equip.)		5,725	302,795
Broadcom Corp. Class A (Semiconductors & Equip.)		11,950	354,317
Intel Corp. (Semiconductors & Equip.)		114,745	2,978,780
KLA-Tencor Corp. (Semiconductors & Equip.)		3,850	248,171
Linear Technology Corp. (Semiconductors & Equip.)		5,405	246,198
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		6,525	182,113
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	24,275	528,224
NVIDIA Corp. (Semiconductors & Equip.)		13,137	210,455
NXP Semiconductor NV (Semiconductors & Equip.)	(a)	5,675	260,653
Texas Instruments, Inc. (Semiconductors & Equip.)		25,275	1,109,825
Xilinx, Inc. (Semiconductors & Equip.)		6,205	284,934
Activision Blizzard, Inc. (Software)		16,050	286,172
Adobe Systems, Inc. (Software)	(a)	11,530	690,416
Autodesk, Inc. (Software)	(a)	5,200	261,716
CA, Inc. (Software)		10,425	350,801
Check Point Software Technologies Ltd. (Software)	(a)	4,545	293,243
Citrix Systems, Inc. (Software)	(a)	4,300	271,975
Intuit, Inc. (Software)		6,580	502,186
Microsoft Corp. (Software)		192,700	7,212,761
Symantec Corp. (Software)		16,073	379,001

			53,098,796

MATERIALS – 0.3%
Sigma-Aldrich Corp. (Chemicals)		2,750	258,528

TELECOMMUNICATION SERVICES – 1.7%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	2,975	267,274
VimpelCom Ltd. – ADR (Wireless Telecom. Svs.)		38,150	493,661
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		22,800	896,268

			1,657,203

Total Common Stocks (Cost $57,843,800)			$93,272,540

Exchange Traded Funds – 3.2%		Shares	Value
PowerShares QQQ Trust Series 1		35,115	$3,088,715

Total Exchange Traded Funds (Cost $3,001,780)			$3,088,715

Total Investments – 100.5% (Cost $60,845,580)	(b)		$96,361,255
Liabilities in Excess of Other Assets – (0.5)%			(513,669)

Net Assets – 100.0%			$95,847,586

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2013

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

74

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	41.21%
Five years	17.92%
Ten years	7.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Bristol Portfolio returned 41.21% versus 32.39% for the current benchmark, the S&P 500 Index.

Following a strong 2012, January 2013 saw the best “January effect” in sixteen years for U.S. stocks and set the tone for the rest of the year. In the past fifty years, the 2013 return has been significantly exceeded only three times, in 1975, 1995 and 1997. The most important downturn during the year occurred after an all time high on May 21. The market corrected downwards in reaction to the remarks of Federal Reserve Chairman Ben Bernanke, which were interpreted that Quantitative Easing (“QE”) might “taper off” in the near term. As QE has been seen as powering the equity markets’ rise, it took subsequent remarks of Federal Reserve members to suggest that tapering may be a long way off, possibly at the end of 2014. With this response, the markets recovered, but it left the S&P 500 Index down 3.8% from the record high and ended a streak of seven monthly advances and the longest run since 2009. Overall, the returns had the best performance for the first six months of a calendar year since 1998. The market rise restarted in late June and the markets were better prepared when actual tapering started in late December. The Federal Reserve announced that it would reduce the monthly purchases of $85 billion by a total of $10 billion. This action contrasted very favorably with the clumsiness of the Federal Reserve in May and seemed to hit the “sweet spot” of acknowledging rising economic growth and reduced unemployment, while at the same time not scaring the markets with the prospect of a huge cutback. Corporations are exiting the recession and enjoying the usual bonus of a leaner workforce and reduced costs. As a result, profits for the S&P 500 Index components increased to $100 per share this year, compared with about $60 a share in 2008. Clearly, the debt markets’ modest returns and the prospect of higher interest rates in the future made the equity markets the better choice for most investors in the near term.

The largest contributors to the significant out-performance relative to the benchmark were stock selections in Financials, Industrials and Consumer Discretionary. Overweights in Consumer Discretionary and Industrials, along with underweights in the under-performing Consumer Staples and Utilities sectors, also had positive effects.(1)

The Portfolio’s best performers from an individual holding perspective were Delta Air Lines, Inc., Facebook,, Inc., Lincoln National Corp., Hanesbrands, Inc. and Celgene Corp. The Portfolio’s worst performers were Infinity Pharmaceuticals, Inc., Amarin Corp., Abercrombie & Fitch Co., Altera Corp. and ARIAD Pharmaceuticals, Inc. The top contributors to performance were Facebook,, Inc., Vertex Pharmaceuticals, Inc., Lincoln National Corp., Delta Air Lines, Inc., and Hertz Global Holdings, Inc. The top detractors from performance were Infinity Pharmaceuticals, Inc., Altera Corp., Abercrombie & Fitch Co., Amarin Corp. and Hewlett-Packard Co.(1)

The top stock contributor to the Portfolio’s performance was Facebook, Inc. which generated 225 basis points with its continued domination of social media sites. Vertex Pharmaceuticals, Inc. contributed 208 basis points as a result of positive drug trails that resulted in a stock price surge in April. Lincoln National Corp. contributed 175 basis points as part of our continued commitment to the Financials sector in anticipation of future interest rates increases. Delta Air Lines, Inc. contributed 170 basis points as growth reappeared in the economy and oil prices weakened. Hertz Global Holdings, Inc. added 152 basis points, having benefited from the purchase of Dollar Thrifty, a 20% stake in China Auto Rental, the largest rental firm in China, and increased revenues as a result of the end of the recession.(1)

Detractors from performance during the year included Infinity Pharmaceuticals, Inc., which lost the Portfolio 132 basis points as a result of adverse health reports in a drug trial. Programmable chip maker Altera Corp. lost the Portfolio 32 basis points as a result of a November downgrade by a big name analyst that grew concerned with delays in revenue development. Abercrombie & Fitch Co. lost the Portfolio 29 basis points after reporting a larger than expected loss for the first quarter, and Amarin Corp. lost the Portfolio 22 basis points when a recently approved drug did not get the expected unqualified approval of the FDA.(1)

Looking to 2014, it appears that the impact of quantitative easing will likely continue for much of the year, and possibly into 2015. The newly appointed Federal Reserve chair will likely continue the tapering, at modest amounts of $10 billion every one or two months, and keep interest rates low for the near term. Unemployment, at 7%, is at a five year low, factory output is up, and the concerns regarding Obamacare’s uncertain medical insurance costs have been somewhat muted. The Federal Reserve projects growth in the area of 3% in 2014 and unemployment falling as low as 6.3%. Even the high returns of 2013 need not be a concern. While past performance is no guarantee of future returns, the historical results since 1870 have a total of thirty examples when the market climbed more than 25%. In twenty-three of these years, the market rose further the following year, with a mean return of 12%. This is a reminder that, in a rising market, December 31st is just an arbitrary date. The fixed income investor’s dilemma regarding what to do about low-to-near-zero interest rates, enshrined in current Federal Reserve policy, suggests strong continued support for equities for 2014.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

75	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.4
Money Market Funds Less Net Liabilities	0.6

100.0

Top 10 Portfolio Holdings as of December 31,
2013 (1) (2)

% of Net Assets
1. Apple, Inc.	3.1
2. Google, Inc. Class A	2.6
3. Valeant Pharmaceuticals International, Inc.	2.6
4. Microsoft Corp.	2.3
5. MetLife, Inc.	2.2
6. Cisco Systems, Inc.	2.1
7. Prudential Financial, Inc.	2.1
8. Tyco International Ltd.	2.1
9. Huntsman Corp.	2.1
10. Walt Disney Co. / The	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.1
Consumer Discretionary	19.3
Health Care	17.8
Industrials	16.8
Financials	14.9
Energy	3.9
Materials	3.7
Consumer Staples	0.9

99.4

76

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.4%		Shares	Value
CONSUMER DISCRETIONARY – 19.3%
General Motors Co. (Automobiles)	(a)	108,300	$4,426,221
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		54,100	4,266,867
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	9,800	3,908,142
CBS Corp. Class B (Media)		55,400	3,531,196
Comcast Corp. Class A (Media)		90,500	4,702,833
Time Warner, Inc. (Media)		32,900	2,293,788
Walt Disney Co. / The (Media)		62,200	4,752,080
Nordstrom, Inc. (Multiline Retail)		54,700	3,380,460
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		61,300	4,307,551
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		55,800	4,388,112
PVH Corp. (Textiles, Apparel & Luxury Goods)		34,000	4,624,680

			44,581,930

CONSUMER STAPLES – 0.9%
Constellation Brands, Inc. Class A (Beverages)	(a)	30,150	2,121,957

ENERGY – 3.9%
Halliburton Co. (Energy Equip. & Svs.)		25,900	1,314,425
Schlumberger Ltd. (Energy Equip. & Svs.)		46,400	4,181,104
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		12,400	2,282,468
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	18,600	1,150,782

			8,928,779

FINANCIALS – 14.9%
Citigroup, Inc. (Diversified Financial Svs.)		85,400	4,450,194
JPMorgan Chase & Co. (Diversified Financial Svs.)		75,800	4,432,784
Allstate Corp. / The (Insurance)		61,400	3,348,756
American International Group, Inc. (Insurance)		67,800	3,461,190
Hartford Financial Services Group, Inc. (Insurance)		124,000	4,492,520
Lincoln National Corp. (Insurance)		82,200	4,243,164
MetLife, Inc. (Insurance)		96,519	5,204,304
Prudential Financial, Inc. (Insurance)		52,300	4,823,106

			34,456,018

HEALTH CARE – 17.8%
Celgene Corp. (Biotechnology)	(a)	22,800	3,852,288
Gilead Sciences, Inc. (Biotechnology)	(a)	56,500	4,245,975
Pharmacyclics, Inc. (Biotechnology)	(a)	21,500	2,274,270
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	49,800	3,700,140
Cardinal Health, Inc. (Health Care Providers & Svs.)		31,200	2,084,472
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		47,100	3,546,630
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		41,600	4,632,160
Merck & Co., Inc. (Pharmaceuticals)		89,300	4,469,465
Mylan, Inc. (Pharmaceuticals)	(a)	97,800	4,244,520

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Pfizer, Inc. (Pharmaceuticals)		70,000	$2,144,100
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	50,700	5,952,180

			41,146,200

INDUSTRIALS – 16.8%
Boeing Co. / The (Aerospace & Defense)		21,600	2,948,184
Precision Castparts Corp. (Aerospace & Defense)		14,366	3,868,764
FedEx Corp. (Air Freight & Logistics)		31,900	4,586,263
Delta Air Lines, Inc. (Airlines)		128,200	3,521,654
Tyco International Ltd. (Commercial Svs. & Supplies)		117,100	4,805,784
Eaton Corp. PLC (Electrical Equip.)		55,946	4,258,610
Pentair Ltd. (Machinery)		53,100	4,124,277
Terex Corp. (Machinery)		94,000	3,947,060
Xylem, Inc. (Machinery)		98,800	3,418,480
Hertz Global Holdings, Inc. (Road & Rail)	(a)	122,600	3,508,812

			38,987,888

INFORMATION TECHNOLOGY – 22.1%
Cisco Systems, Inc. (Communications Equip.)		218,010	4,894,325
Apple, Inc. (Computers & Peripherals)		12,664	7,105,897
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,340	5,984,591
International Business Machines Corp. (IT Svs.)		24,700	4,632,979
MasterCard, Inc. Class A (IT Svs.)		2,753	2,300,021
Altera Corp. (Semiconductors & Equip.)		115,900	3,770,227
Avago Technologies Ltd. (Semiconductors & Equip.)		86,900	4,596,141
Intel Corp. (Semiconductors & Equip.)		174,400	4,527,424
Adobe Systems, Inc. (Software)	(a)	76,800	4,598,784
Microsoft Corp. (Software)		142,600	5,337,518
Oracle Corp. (Software)		91,200	3,489,312

			51,237,219

MATERIALS – 3.7%
Huntsman Corp. (Chemicals)		194,100	4,774,860
Monsanto Co. (Chemicals)		32,900	3,834,495

			8,609,355

Total Common Stocks (Cost $192,157,490)			$230,069,346

Money Market Funds – 0.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,188,000	$2,188,000

Total Money Market Funds (Cost $2,188,000)			$2,188,000

Total Investments – 100.3% (Cost $194,345,490)	(b)		$232,257,346
Liabilities in Excess of Other Assets – (0.3)%			(715,876)

Net Assets – 100.0%			$231,541,470

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	40.73%
Five years	19.06%
Ten years	7.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Bryton Growth Portfolio returned 40.73% versus 43.30% for the current benchmark, the Russell 2000 Growth Index.

Following a strong 2012, January 2013 saw the best “January effect” in sixteen years for U.S. stocks and set the tone for the rest of the year. In the past fifty years, the 2013 return has been significantly exceeded only three times, in 1975, 1995 and 1997. The most important downturn during the year occurred after an all time high on May 21. The market corrected downwards in reaction to the remarks of Federal Reserve Chairman Ben Bernanke, which were interpreted that Quantitative Easing (“QE”) might “taper off” in the near term. As QE has been seen as powering the equity markets’ rise, it took subsequent remarks of Federal Reserve members to suggest that tapering may be a long way off, possibly at the end of 2014. With this response, the markets recovered, but it left the S&P 500 Index down 3.8% from the record high and ended a streak of seven monthly advances and the longest run since 2009. Overall, the returns had the best performance for the first six months of a calendar year since 1998. The market rise restarted in late June and the markets were better prepared when actual tapering started in late December. The Federal Reserve announced that it would reduce the monthly purchases of $85 billion by a total of $10 billion. This action contrasted very favorably with the clumsiness of the Federal Reserve in May and seemed to hit the “sweet spot” of acknowledging rising economic growth and reduced unemployment, while at the same time not scaring the markets with the prospect of a huge cutback. Corporations are exiting the recession and enjoying the usual bonus of a leaner workforce and reduced costs. As a result, profits for the S&P 500 Index components increased to $100 per share this year, compared with about $60 a share in 2008. Clearly, the debt markets’ modest returns and the prospect of higher interest rates in the future made the equity markets the better choice for most investors in the near term.

The under-performance relative to the benchmark was largely due to under-performing stock selections in Health Care and Information Technology. This was partially offset by positive stock selections in

Consumer Discretionary and Industrials. An overweight in Consumer Staples and an underweight in Financials also contributed to relative performance.(1)

The Portfolio’s best performers from an individual holding perspective were Celldex Therapeutics, Inc., Fifth & Pacific Cos., Inc., G-III Apparel Group Ltd., Himax Technologies, Inc. and Unilife Corp. The Portfolio’s worst performers were Affymax, Inc., Peregrine Semiconductor Corp., Infinity Pharmaceuticals, Inc., Amarin Corp. and Rally Software Development Corp. The top contributors to performance were Celldex Therapeutics, Inc., Fifth & Pacific Cos., Inc., G-III Apparel Group Ltd., Himax Technologies, Inc. and The Middleby Corp. The top detractors from performance were Affymax, Inc., Peregrine Semiconductor Corp., Infinity Pharmaceuticals, Inc., Mistras Group, Inc. and EveryWare Global, Inc.(1)

The top contributor to the Portfolio’s performance was Celldex Therapeutics, Inc. which generated 201 basis points following a very successful cancer drug result. Clothing designer Fifth & Pacific Cos., Inc., which had recently sold off two minor lines to concentrate on its flagship Kate Spade brand, added 182 basis points. G-III Apparel Group Ltd. had a strong earnings revision and contributed 157 basis points. Micro display maker Himax Technologies, Inc. had a strong run up as a result of its links to Google glasses and contributed 133 basis points. Food service equipment maker The Middleby Corp. reported very strong earnings and added 128 basis points.(1)

Detractors from performance included Affymax, Inc., a kidney drug maker, which lost the Portfolio 168 basis points as a result of withdrawal of its drug from the market following adverse reactions from patients. Peregrine Semiconductor Corp. lost the Portfolio 128 basis points as a result of an earnings disappointment in its iPhone component segment. Infinity Pharmaceuticals, Inc. lost the Portfolio 82 basis points as a result of adverse health reports in a drug trial. Energy and industrial service provider Mistras Group, Inc. lost the Portfolio 75 basis points after the firm lowered guidance following reduced operating margins, and food preparation product maker EveryWare Global, Inc. lost the Portfolio 70 basis points after an earnings disappointment.(1)

Looking to 2014, it appears that the impact of quantitative easing will likely continue for much of the year, and possibly into 2015. The newly appointed Federal Reserve chair will likely continue the tapering, at modest amounts of $10 billion every one or two months, and keep interest rates low for the near term. Unemployment, at 7%, is at a five year low, factory output is up, and the concerns regarding Obamacare’s uncertain medical insurance costs have been somewhat muted. The Federal Reserve projects growth in the area of 3% in 2014 and unemployment falling as low as 6.3%. Even the high returns of 2013 need not be a concern. While past performance is no guarantee of future returns, the historical results since 1870 have a total of thirty examples when the market climbed more than 25%. In twenty-three of these years, the market rose further the following year, with a mean return of 12%. This is a reminder that, in a rising market, December 31st is just an arbitrary date. The fixed income investor’s dilemma regarding what to do about low-to-near-zero interest rates, enshrined in current Federal Reserve policy, suggests strong continued support for equities for 2014.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

78	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.3
Money Market Funds Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of December 31,
2013 (1) (2)

% of Net Assets
1. Craft Brew Alliance, Inc.	2.0
2. PolyOne Corp.	2.0
3. PTC, Inc.	1.8
4. Willbros Group, Inc.	1.8
5. Dana Holding Corp.	1.8
6. Geospace Technologies Corp.	1.8
7. Cvent, Inc.	1.8
8. Rally Software Development Corp.	1.8
9. Endologix, Inc.	1.7
10. Semtech Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Industrials	28.6
Information Technology	26.2
Consumer Discretionary	15.0
Health Care	10.5
Energy	7.0
Consumer Staples	6.7
Financials	3.3
Materials	2.0

99.3

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.3%		Shares	Value
CONSUMER DISCRETIONARY – 15.0%
Dana Holding Corp. (Auto Components)		166,400	$3,264,768
Motorcar Parts of America, Inc. (Auto Components)	(a)	137,775	2,659,058
Remy International, Inc. (Auto Components)		130,864	3,051,749
Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)		53,700	2,716,683
EveryWare Global, Inc. (Household Durables)	(a)	282,714	2,340,872
Callaway Golf Co. (Leisure Equip. & Products)		327,700	2,762,511
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	54,200	1,738,194
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	37,257	2,749,194
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)		64,400	2,834,244
Vera Bradley, Inc. (Textiles, Apparel & Luxury Goods)	(a)	124,900	3,002,596

			27,119,869

CONSUMER STAPLES – 6.7%
Craft Brew Alliance, Inc. (Beverages)	(a)	222,257	3,649,460
J&J Snack Foods Corp. (Food Products)		31,961	2,831,425
TreeHouse Foods, Inc. (Food Products)	(a)	39,800	2,743,016
Spectrum Brands Holdings, Inc. (Household Products)		40,091	2,828,420

			12,052,321

ENERGY – 7.0%
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	34,207	3,243,850
Willbros Group, Inc. (Energy Equip. & Svs.)	(a)	347,744	3,275,748
Energy XXI Bermuda Ltd. (Oil, Gas & Consumable Fuels)		63,800	1,726,428
Goodrich Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	150,500	2,561,510
Triangle Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	212,200	1,765,504

			12,573,040

FINANCIALS – 3.3%
ICG Group, Inc. (Capital Markets)	(a)	151,403	2,820,638
Regional Management Corp. (Consumer Finance)	(a)	90,600	3,074,058

			5,894,696

HEALTH CARE – 10.5%
Array BioPharma, Inc. (Biotechnology)	(a)	465,313	2,331,218
Celldex Therapeutics, Inc. (Biotechnology)	(a)	116,159	2,812,209
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	41,200	2,813,136
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	86,900	2,638,284
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	180,825	3,153,588
Centene Corp. (Health Care Providers & Svs.)	(a)	46,200	2,723,490
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	57,600	2,623,680

			19,095,605

INDUSTRIALS – 28.6%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	66,700	2,744,705
GenCorp, Inc. (Aerospace & Defense)	(a)	170,075	3,064,752
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	45,100	1,798,588
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	106,686	2,804,775
JetBlue Airways Corp. (Airlines)	(a)	217,000	1,855,350

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Spirit Airlines, Inc. (Airlines)	(a)	38,400	$1,743,744
PGT, Inc. (Building Products)	(a)	267,466	2,706,756
EnerNOC, Inc. (Commercial Svs. & Supplies)	(a)	162,000	2,788,020
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		99,784	2,830,872
Acuity Brands, Inc. (Electrical Equip.)		20,500	2,241,060
Capstone Turbine Corp. (Electrical Equip.)	(a)	1,711,346	2,207,636
Power Solutions International, Inc. (Electrical Equip.)	(a)	39,901	2,996,565
Chart Industries, Inc. (Machinery)	(a)	23,500	2,247,540
Graham Corp. (Machinery)		84,121	3,052,751
Middleby Corp. / The (Machinery)	(a)	12,100	2,903,637
Mueller Water Products, Inc. Class A (Machinery)		326,400	3,058,368
Titan International, Inc. (Machinery)		171,700	3,087,166
Heartland Express, Inc. (Road & Rail)		94,204	1,848,282
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	108,404	2,921,488
Textainer Group Holdings Ltd. (Trading Companies & Distributors)		71,570	2,878,545

			51,780,600

INFORMATION TECHNOLOGY – 26.2%
Infinera Corp. (Communications Equip.)	(a)	300,926	2,943,056
Cognex Corp. (Electronic Equip., Instr. & Comp.)		71,050	2,712,689
FEI Co. (Electronic Equip., Instr. & Comp.)		29,000	2,591,440
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	134,100	2,786,598
Cvent, Inc. (Internet Software & Svs.)	(a)	87,692	3,191,112
Marin Software, Inc. (Internet Software & Svs.)	(a)	257,116	2,632,868
Xoom Corp. (Internet Software & Svs.)	(a)	93,300	2,553,621
Cavium, Inc. (Semiconductors & Equip.)	(a)	80,800	2,788,408
Himax Technologies, Inc. – ADR (Semiconductors & Equip.)		188,900	2,778,719
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	331,061	1,824,146
Monolithic Power Systems, Inc. (Semiconductors & Equip.)	(a)	72,900	2,526,714
Peregrine Semiconductor Corp. (Semiconductors & Equip.)	(a)	374,464	2,774,778
Power Integrations, Inc. (Semiconductors & Equip.)		48,500	2,707,270
Semtech Corp. (Semiconductors & Equip.)	(a)	122,733	3,102,690
PTC, Inc. (Software)	(a)	94,100	3,330,199
Qlik Technologies, Inc. (Software)	(a)	112,100	2,985,223
Rally Software Development Corp. (Software)	(a)	163,519	3,180,445

			47,409,976

MATERIALS – 2.0%
PolyOne Corp. (Chemicals)		99,800	3,527,930

Total Common Stocks (Cost $158,574,835)			$179,454,037

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,959,000	$2,959,000

Total Money Market Funds (Cost $2,959,000)			$2,959,000

Total Investments – 100.9% (Cost $161,533,835)	(b)		$182,413,037
Liabilities in Excess of Other Assets – (0.9)%			(1,634,182)

Net Assets – 100.0%			$180,778,855

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

80

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	15.26%
Five years	12.46%
Since inception (5/1/04)	7.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Balanced Portfolio returned 15.26% versus 18.10% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

As we entered the beginning of 2013, we saw significant upside potential in the equity market. Our valuation model indicated that stocks were poised for a rally that would be a continuation of the bull market that began way back in March of 2009. Because of the significant opportunity in equities, we began the year with a rather aggressive 70% equity/30% fixed income allocation within the Portfolio. We maintained a minimal hedge on our equity holdings using S&P 500 Index out-of-the-money puts. Over the course of the year, the stock market continued to rally with brief corrections along the way. At the same time, the Treasury market was experiencing falling prices and significant volatility, as the possibility of Federal Reserve tapering began to increase. As Treasury yields backed up and stock prices moved higher, our equity valuations decreased. This resulted in a steady reduction to the equity portion of the Portfolio and a corresponding increase in the fixed income component. In addition, the hedge on the equity portion of the Portfolio was tightened. By mid-year, our equity to fixed income allocation was about 60%/40%. After a minor correction in equities in the early fall, the stock market went on a run, and equities moved closer to fair value. While we still saw opportunities within the market, they were no longer as prevalent as they had been earlier in the period. We adjusted our allocation accordingly, reducing the Portfolio’s equity exposure to 55% and increasing our fixed income weight to 45%. At the same time, we steadily tightened the options hedge on the equity portion of the Portfolio in an attempt to reduce overall volatility.

For the year, the equity portion of the Portfolio beat the S&P Composite 1500 Index, though the outperformance of the equities was diminished by the options hedge overlay. We had a small hedge at the beginning of the year because we saw significant value in the market. This enabled the equity portion of the Portfolio to participate in most of the early gains. As the market rallied strongly, value steadily decreased. Consistent with our discipline, as value decreased, we increased the hedge on the equities, which detracted from the strong performance of the equities. However, the hedge did achieve its objective of reducing Portfolio volatility. For the year, the Portfolio’s equity to fixed income allocation was tilted slightly toward equities relative to the benchmark weighting. This tilt was a positive contributor to benchmark-relative performance. The options hedge is what detracted from benchmark-relative performance, as it limited the upside of the Portfolio’s equity position.(1)

In looking more closely at the performance of equities, the Portfolio was overweight within the Consumer Discretionary, Energy, and Materials sectors. All three of these tactical positions contributed positively to benchmark-relative performance. On the flipside, positions in the more defensive Consumer Staples and Utilities sectors detracted from benchmark-relative performance.(1)

Stock selection was the major driver of the positive performance of the Portfolio. Tractor Supply Co., which was among the Portfolio’s largest overweight positions, contributed the most to positive benchmark-relative performance. Additional positive benchmark-relative performers were Kapstone Paper and Packaging Corp., Waddell & Reed Financial, Inc. Class A, Actavis PLC, and Oceaneering International, Inc. The five stocks that were major detractors from benchmark-relative performance were DFC Global Corp., Fastenal Co., Xcel Energy, Inc., Costco Wholesale Corp., and ConAgra Foods, Inc.(1)

Looking at the fixed income portion of the Portfolio, the year proved to be a volatile time period within the fixed income market, as bonds (as measured by the Barclays U.S. Aggregate Index) posted their first negative year since 1999 and only the third annual loss since 1976. Over the course of twelve months, the yield on the U.S. Generic Government 10-year Treasury varied widely from a low of 1.63% in early May to a high of 3.03% on the last trading day of the year. The key driver of this volatility was the combination of an improving economic environment and the emergence of the term “Fed Tapering”, as investors tried to decipher messages from the Federal Reserve regarding the reduction of asset purchases that have been taking place over the last few years. In spite of this volatility, the fixed income portion of the Portfolio was able to nimbly navigate the environment and outperform the broad-based fixed income benchmark over the course of 2013.

The fixed income portion of the Portfolio was able to outperform the broad-based Barclays Capital U.S. Universal Index through a combination of active duration management and strategic allocation among three specific segments of the fixed income space: U.S. Treasuries, corporate bonds, and closed-end funds. The fixed income portion of the Portfolio began the year with a large Treasury underweight and heavy corporate bond overweight, as attractive valuations and strong economic conditions pointed us in that direction. More specifically, corporate bond selections in the REIT (real estate investment trust), aerospace & defense, materials, and high yield segment of the market produced strong relative returns and contributed to the Portfolio’s fixed income outperformance. In the latter part of the first quarter, we began to see improvement in our Treasury valuation numbers and a corresponding decline in the value of some of the riskier segments of the corporate bond market, as credit spreads tightened to a level that seemed relatively expensive. This valuation shift resulted in a reallocation of the fixed income portion of the Portfolio; U.S. Treasuries were increased while both lower investment grade & high yield corporate bonds were trimmed back in the Portfolio. While this reallocation didn’t result in significant fixed income outperformance, it did allow the Portfolio to participate in the Treasury rally that took place from

81	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

mid-March to early May. As Treasury yields fell below 1.65% in early May, our valuation numbers once again shifted as the risk / return relationship of such low rates pointed us away from the U.S. Treasury market. In response to this change in relative valuations, the fixed income portion of the Portfolio not only decreased its exposure to Treasury securities, but also purchased some floating rate securities and held a slightly larger cash balance in order to decrease Portfolio duration and manage interest rate risk. The reduction in duration resulted in fixed income outperformance during the initial phase of this interest rate-based sell-off. As the sell-off continued into early September, investors sold out of virtually all fixed income asset classes, and the fixed income portion of the Portfolio slightly underperformed the broad-based Barclays index during this last move. While this broad-based fixed income sell-off was rather painful for investors, it did create some fundamental disconnects and value-based opportunities that we were able to exploit during the last quarter of the year. Specifically, many fixed income-based closed end funds were trading at huge discounts to NAV (net asset value), and we purchased a select few to take advantage of this disconnect. Additionally, investors’ general fear of bonds led to broad selling of all types of corporate bonds, regardless of value. This created individual bond opportunities that we were able to exploit, specifically in the high yield and lower investment grade space. The end result of these Portfolio moves was a strong twelve months of relative outperformance for fixed income in spite of an overall down year for bond investors. Our value-based, bottom-up methodology was able to capitalize on opportunities and still provide value in the fixed income space.(1)

As we move into 2014, our equity model indicates that the broad market is about fairly valued. Thus, we do not anticipate a repeat of the high returns we saw in 2013. Nevertheless, we still see attractive opportunities within various sectors, industries, and stocks. We believe this market environment is one in which our active, tactical investment approach may provide us with an advantage over passive strategies. We begin 2014 with an equity to fixed income allocation of 55% / 45%. We are also utilizing S&P 500 Index puts and calls to maintain a hedge on the equity portion of the Portfolio.

From a fixed income standpoint, our valuation metrics point to a rather expensive high yield market, as credit spreads tightened rather aggressively over the course of the last few months. This has us focusing on bonds with callability features in order to insulate ourselves from market-based sell-offs. While the market moves of 2013 made interest rates more attractive, general fear about fixed income remains, which could likely create more volatility in the coming year. However, our mid- to long-term outlook for interest rates falls within a range of 2 percent to 4 percent on the U.S. Generic 10 Year Treasury. This outlook is driven by the macroeconomic environment, inflation expectations, and an expected return to more historic interest rate norms. Overall, this outlook bodes extremely well for our bottom-up, opportunistic investment methodology, which looks to find individual bonds that are showing unique characteristics that we can exploit. Our methodology allows us to be relatively interest rate-agnostic and remain focused on hopefully providing strong returns for our shareholders, which is exactly what we are looking to accomplish in 2014.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

82	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	55.2
Corporate Bonds (3)	31.3
U.S. Treasury Obligations	6.3
Closed-End Mutual Funds	2.9
Purchased Options	0.2
Written Options Outstanding	(0.7)
Money Market Funds and Other Net Assets	4.8

100.0

Top 10 Portfolio Holdings as of December 31,
2013 (1) (2)

% of Net Assets
1. Costco Wholesale Corp.	1.6
2. Genesee & Wyoming, Inc. Class A	1.6
3. Biogen Idec, Inc.	1.4
4. LyondellBasell Industries NV Class A	1.4
5. Oceaneering International, Inc.	1.4
6. Dril-Quip, Inc.	1.4
7. W.W. Grainger, Inc.	1.3
8. Healthcare Services Group, Inc.	1.3
9. Altria Group, Inc. 9.250%, 08/06/2019	1.3
10. BCE, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	12.1
Industrials	11.3
Consumer Discretionary	11.2
Energy	10.3
Materials	8.8
Consumer Staples	8.7
Information Technology	7.9
Health Care	7.8
Utilities	5.7
Telecommunication Services	2.7

86.5

83

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 55.2%		Shares	Value
CONSUMER DISCRETIONARY – 6.5%
General Motors Co. (Automobiles)	(a)	53,000	$2,166,110
Jarden Corp. (Household Durables)	(a)	22,865	1,402,768
Comcast Corp. Class A (Media)		27,500	1,429,037
Discovery Communications, Inc. Class A (Media)	(a)	7,700	696,234
Time Warner Cable, Inc. (Media)		19,940	2,701,870
Walt Disney Co. / The (Media)		35,280	2,695,392
Hibbett Sports, Inc. (Specialty Retail)	(a)	6,940	466,437
Home Depot, Inc. / The (Specialty Retail)		19,500	1,605,630
Tractor Supply Co. (Specialty Retail)	(f)	37,700	2,924,766

			16,088,244

CONSUMER STAPLES – 6.0%
Coca-Cola Co. / The (Beverages)		61,900	2,557,089
Costco Wholesale Corp. (Food & Staples Retailing)	(f)	33,930	4,038,009
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4,140	325,777
Bunge Ltd. (Food Products)		10,060	826,027
ConAgra Foods, Inc. (Food Products)		78,400	2,642,080
Ingredion, Inc. (Food Products)		21,100	1,444,506
Kimberly-Clark Corp. (Household Products)		800	83,568
Philip Morris International, Inc. (Tobacco)		11,330	987,183
Reynolds American, Inc. (Tobacco)		41,120	2,055,589

			14,959,828

ENERGY – 7.2%
Atwood Oceanics, Inc. (Energy Equip. & Svs.)	(a)	25,540	1,363,581
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)(f)	30,850	3,391,340
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	38,130	1,990,767
Oceaneering International, Inc. (Energy Equip. & Svs.)	(f)	43,500	3,431,280
ConocoPhillips (Oil, Gas & Consumable Fuels)		19,300	1,363,545
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	(f)	22,100	2,236,520
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,000	458,650
Phillips 66 (Oil, Gas & Consumable Fuels)		10,900	840,717
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	50,900	2,001,897
Tesoro Corp. (Oil, Gas & Consumable Fuels)		15,050	880,425

			17,958,722

FINANCIALS – 3.8%
Franklin Resources, Inc. (Capital Markets)		11,410	658,699
Invesco Ltd. (Capital Markets)		37,900	1,379,560
Northern Trust Corp. (Capital Markets)		20,180	1,248,940
State Street Corp. (Capital Markets)		5,450	399,975
Discover Financial Services (Consumer Finance)		33,800	1,891,110
Encore Capital Group, Inc. (Consumer Finance)	(a)	23,500	1,181,110
World Acceptance Corp. (Consumer Finance)	(a)(f)	19,740	1,727,842
Aon PLC (Insurance)		4,350	364,921
W.R. Berkley Corp. (Insurance)		17,200	746,308

			9,598,465

HEALTH CARE – 3.4%
Biogen Idec, Inc. (Biotechnology)	(a)	12,800	3,580,800
Celgene Corp. (Biotechnology)	(a)	2,210	373,402
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	10,290	722,770
McKesson Corp. (Health Care Providers & Svs.)		4,510	727,914
Actavis PLC (Pharmaceuticals)	(a)	15,800	2,654,400
Questcor Pharmaceuticals, Inc. (Pharmaceuticals)		9,390	511,286

			8,570,572

INDUSTRIALS – 9.1%
General Dynamics Corp. (Aerospace & Defense)		10,530	1,006,142
United Technologies Corp. (Aerospace & Defense)		13,180	1,499,884
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		114,750	3,255,458
Tyco International Ltd. (Commercial Svs. & Supplies)		69,300	2,844,072
Fluor Corp. (Construction & Engineering)	(f)	15,280	1,226,831
Dover Corp. (Machinery)		5,430	524,212
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)(f)	40,200	3,861,210
Norfolk Southern Corp. (Road & Rail)		10,700	993,281
Union Pacific Corp. (Road & Rail)	(f)	16,580	2,785,440
Fastenal Co. (Trading Companies & Distributors)		26,580	1,262,816
W.W. Grainger, Inc. (Trading Companies & Distributors)		13,050	3,333,231

			22,592,577

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)				Shares	Value
INFORMATION TECHNOLOGY – 6.6%
Apple, Inc. (Computers & Peripherals)	(f)			4,130	$2,317,384
eBay, Inc. (Internet Software & Svs.)	(a)			56,000	3,073,840
Google, Inc. Class A (Internet Software & Svs.)	(a)			700	784,497
Accenture PLC Class A (IT Svs.)				13,570	1,115,725
International Business Machines Corp. (IT Svs.)				10,010	1,877,576
MasterCard, Inc. Class A (IT Svs.)	(f)			2,660	2,222,324
MAXIMUS, Inc. (IT Svs.)				42,110	1,852,419
Visa, Inc. (IT Svs.)				13,500	3,006,180
Mentor Graphics Corp. (Software)				5,900	142,013

					16,391,958

MATERIALS – 6.7%
Ecolab, Inc. (Chemicals)				6,090	635,004
FMC Corp. (Chemicals)				38,400	2,897,664
Koppers Holdings, Inc. (Chemicals)				15,300	699,975
LyondellBasell Industries NV Class A (Chemicals)	(f)			43,600	3,500,208
Methanex Corp. (Chemicals)				37,600	2,227,424
Nucor Corp. (Metals & Mining)				38,700	2,065,806
Steel Dynamics, Inc. (Metals & Mining)				100,840	1,970,414
KapStone Paper and Packaging Corp. (Paper & Forest Products)	(a)(f)			47,600	2,658,936

					16,655,431

TELECOMMUNICATION SERVICES – 1.3%
BCE, Inc. (Diversified Telecom. Svs.)	(f)			73,820	3,195,668

UTILITIES – 4.6%
UIL Holdings Corp. (Electric Utilities)				23,000	891,250
Westar Energy, Inc. (Electric Utilities)				52,730	1,696,324
Atmos Energy Corp. (Gas Utilities)				41,900	1,903,098
Laclede Group, Inc. / The (Gas Utilities)				19,300	878,922
Piedmont Natural Gas Co., Inc. (Gas Utilities)				44,800	1,485,568
CMS Energy Corp. (Multi-Utilities)				106,300	2,845,651
SCANA Corp. (Multi-Utilities)				37,030	1,737,818

					11,438,631

Total Common Stocks (Cost $116,373,098)					$137,450,096

Corporate Bonds – 31.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 4.7%
NVR, Inc. (Household Durables)		3.950%	09/15/2022	$662,000	$625,877
American Achievement Corp. (Media)	(b)	10.875%	04/15/2016	1,000,000	1,055,000
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)		3.800%	03/15/2022	2,000,000	1,921,870
NBCUniversal Media, LLC (Media)		5.150%	04/30/2020	500,000	559,009
Walt Disney Co. / The (Media)		6.000%	07/17/2017	1,700,000	1,967,619
Dollar General Corp. (Multiline Retail)		3.250%	04/15/2023	2,000,000	1,840,378
Kohl’s Corp. (Multiline Retail)		4.750%	12/15/2023	2,000,000	2,030,926
Gap, Inc. / The (Specialty Retail)		5.950%	04/12/2021	1,500,000	1,657,902

					11,658,581

CONSUMER STAPLES – 2.7%
Coca-Cola Co. / The (Beverages)		4.875%	03/15/2019	150,000	168,255
PepsiCo, Inc. (Beverages)		5.000%	06/01/2018	150,000	168,349
ConAgra Foods, Inc. (Food Products)		1.900%	01/25/2018	1,500,000	1,473,265
Kellogg Co. (Food Products)		4.000%	12/15/2020	600,000	622,813
Procter & Gamble Co. / The (Household Products)		1.450%	08/15/2016	500,000	507,587
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	2,467,000	3,251,805
Altria Group, Inc. (Tobacco)		4.125%	09/11/2015	300,000	316,703
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	100,000	115,434

					6,624,211

ENERGY – 3.1%
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	2,000,000	2,170,000
Permian Holdings, Inc. (Energy Equip. & Svs.)	(b)	10.500%	01/15/2018	451,000	446,490
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	1,500,000	1,680,000
Shelf Drilling Holdings Ltd. (Energy Equip. & Svs.)	(b)	8.625%	11/01/2018	1,500,000	1,627,500
Petrobras International Finance Co. (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	52,250
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	1,250,000	1,225,000
United Refining Co. (Oil, Gas & Consumable Fuels)		10.500%	02/28/2018	500,000	562,500

					7,763,740

85	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2013

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – 8.3%
Morgan Stanley (Capital Markets)	(d)	3.500%	10/15/2020	$50,000	$50,246
Valley National Bancorp (Commercial Banks)		5.125%	09/27/2023	1,000,000	986,646
American Express Co. (Consumer Finance)		7.250%	05/20/2014	500,000	513,196
American Express Co. (Consumer Finance)		5.500%	09/12/2016	500,000	556,456
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.400%	01/31/2022	1,000,000	994,998
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	1,000	1,015
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,094,537
Aspen Insurance Holdings Ltd. (Insurance)		4.650%	11/15/2023	2,000,000	1,980,196
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	1,000,000	1,019,091
Prudential Financial, Inc. (Insurance)	(c)	8.875%	06/15/2038	1,000,000	1,221,250
Reinsurance Group of America, Inc. (Insurance)		4.700%	09/15/2023	2,000,000	2,023,010
Reinsurance Group of America, Inc. (Insurance)		6.450%	11/15/2019	1,000,000	1,153,880
Torchmark Corp. (Insurance)		7.875%	05/15/2023	2,000,000	2,484,888
CNL Lifestyle Properties, Inc. (Real Estate Investment Trusts)		7.250%	04/15/2019	1,000,000	1,035,000
EPR Properties (Real Estate Investment Trusts)		5.250%	07/15/2023	2,500,000	2,443,070
HCP, Inc. (Real Estate Investment Trusts)		6.700%	01/30/2018	1,000,000	1,162,887
Health Care REIT, Inc. (Real Estate Investment Trusts)		4.125%	04/01/2019	650,000	684,843
Ventas Realty LP / Ventas Capital Corp. (Real Estate Investment Trusts)		4.000%	04/30/2019	150,000	157,715
Washington Real Estate Investment Trust (Real Estate Investment Trusts)		4.950%	10/01/2020	1,000,000	1,052,514

					20,615,438

HEALTH CARE – 4.4%
Amgen, Inc. (Biotechnology)		2.125%	05/15/2017	400,000	405,238
Celgene Corp. (Biotechnology)		3.250%	08/15/2022	2,500,000	2,367,675
Gilead Sciences, Inc. (Biotechnology)		4.400%	12/01/2021	700,000	747,782
CHS/Community Health Systems, Inc. (Health Care Providers & Svs.)		8.000%	11/15/2019	1,250,000	1,362,500
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		2.200%	08/23/2017	500,000	501,865
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	10/15/2020	1,500,000	1,582,540
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	1,000,000	1,149,289
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4.500%	03/01/2021	200,000	210,603
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		2.250%	08/15/2016	1,000,000	1,023,259
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.600%	08/15/2021	1,000,000	991,335
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	50,000	55,191
Merck & Co., Inc. (Pharmaceuticals)		6.000%	09/15/2017	200,000	231,310
Novartis Capital Corp. (Pharmaceuticals)		4.400%	04/24/2020	200,000	217,881

					10,846,468

INDUSTRIALS – 2.2%
United Parcel Service, Inc. (Air Freight & Logistics)		5.125%	04/01/2019	500,000	569,055
Steelcase, Inc. (Commercial Svs. & Supplies)		6.375%	02/15/2021	2,125,000	2,334,287
Valmont Industries, Inc. (Machinery)		6.625%	04/20/2020	150,000	168,335
Brightstar Corp. (Trading Companies & Distributors)	(b)	9.500%	12/01/2016	1,000,000	1,105,000
International Lease Finance Corp. (Trading Companies & Distributors)		8.750%	03/15/2017	1,000,000	1,182,500

					5,359,177

INFORMATION TECHNOLOGY – 1.3%
Harris Corp. (Communications Equip.)		6.375%	06/15/2019	1,000,000	1,158,553
Google, Inc. (Internet Software & Svs.)		3.625%	05/19/2021	1,000,000	1,042,999
iGATE Corp. (IT Svs.)		9.000%	05/01/2016	1,000,000	1,067,500

					3,269,052

MATERIALS – 2.1%
Ecolab, Inc. (Chemicals)		4.350%	12/08/2021	700,000	726,069
LyondellBasell Industries NV (Chemicals)		6.000%	11/15/2021	700,000	805,308
LyondellBasell Industries NV (Chemicals)		5.000%	04/15/2019	2,500,000	2,778,300
PPG Industries, Inc. (Chemicals)		6.650%	03/15/2018	500,000	578,486
MeadWestvaco Corp. (Containers & Packaging)		7.375%	09/01/2019	200,000	237,524
Reliance Steel & Aluminum Co. (Metals & Mining)		6.200%	11/15/2016	200,000	219,223

					5,344,910

TELECOMMUNICATION SERVICES – 1.4%
AT&T, Inc. (Diversified Telecom. Svs.)		2.625%	12/01/2022	1,500,000	1,353,866
Telefonica Emisiones S.A.U. (Diversified Telecom. Svs.)		6.421%	06/20/2016	200,000	223,356
Comcast Cable Communications Holdings, Inc. (Wireless Telecom. Svs.)		9.455%	11/15/2022	1,450,000	2,008,945

					3,586,167

UTILITIES – 1.1%
Black Hills Corp. (Multi-Utilities)		5.875%	07/15/2020	2,500,000	2,789,743

Total Corporate Bonds (Cost $78,185,958)					$77,857,487

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2013

U.S. Treasury Obligations – 6.3%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.250%	01/31/2015	$1,500,000	$1,501,318
U.S. Treasury Note		0.250%	02/28/2015	1,500,000	1,501,054
U.S. Treasury Note		0.375%	03/15/2016	1,500,000	1,497,833
U.S. Treasury Note		0.500%	06/15/2016	2,000,000	1,998,046
U.S. Treasury Note		3.250%	03/31/2017	800,000	859,875
U.S. Treasury Note		0.625%	08/31/2017	1,500,000	1,471,875
U.S. Treasury Note		0.750%	02/28/2018	1,500,000	1,460,097
U.S. Treasury Note		1.000%	05/31/2018	1,000,000	977,891
U.S. Treasury Note		1.375%	06/30/2018	1,000,000	992,148
U.S. Treasury Note		1.250%	01/31/2019	700,000	682,391
U.S. Treasury Note		1.125%	12/31/2019	1,500,000	1,415,684
U.S. Treasury Note		1.375%	05/31/2020	1,500,000	1,420,079

Total U.S. Treasury Obligations (Cost $15,930,761)					$15,778,291

Closed-End Mutual Funds – 2.9%				Shares	Value
American Strategic Income Portfolio, Inc. III				372,176	$2,441,474
American Strategic Income Portfolio, Inc. II				322,290	2,484,856
BlackRock Enhanced Government Fund, Inc.				151,784	2,117,387
Helios Strategic Income Fund, Inc.				25,000	166,500

Total Closed-End Mutual Funds (Cost $7,504,025)					$7,210,217

Purchased Options – 0.2%				Contracts (e)	Value
S&P 500 Index Put Option
Expiration: February 2014, Exercise Price: $1,720.00				670	$515,900

Total Purchased Options (Cost $1,035,306)					$515,900

Money Market Funds – 3.1%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				7,855,000	$7,855,000

Total Money Market Funds (Cost $7,855,000)					$7,855,000

Total Investments – 99.0% (Cost $226,884,148)	(g)				$246,666,991
Total Written Options Outstanding – (0.7)% (see following schedule)					(1,794,000)
Other Assets in Excess of Liabilities – 1.7%					4,187,351

Net Assets – 100.0%					$249,060,342

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2013, the value of these securities totaled $6,403,990, or 2.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instruments in which the coupon rate is fixed until June 15, 2018, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2013.

(d)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at December 31, 2013.
(e)	100 shares per contract.

(f)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

87

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Written Options Outstanding	December 31, 2013

	Contracts*	Value
S&P 500 Index Call Option
Expiration: February 2014, Exercise Price: $1,815.00	345	$1,794,000

Total Written Options Outstanding (Premiums received $1,073,788)	345	$1,794,000

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

88

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	36.71%
Five years	16.32%
Since inception (11/2/05)	4.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Target VIP Portfolio returned 36.71% versus 33.55% for the current benchmark, the Russell 3000 Index.

U.S. equities climbed steadily higher throughout 2013 with just a few brief, shallow pullbacks during the year. With the economy continuing to expand at a moderate pace, corporate profits grew at a respectable rate in 2013. Equity market gains, however, were largely the result of multiple expansions as stock prices far outpaced earnings growth over the year. The year was not without bumps in the road as Washington added its usual mix of drama, including the sequestration and the government shutdown, and tensions flared in the Middle East at times. The prospect of Federal Reserve tapering was a constant source of conversation throughout the year, as the economy continued to improve. As the end of the year approached, the Federal Reserve finally announced its intention to begin tapering its bond purchases in early 2014. Despite all of these potential headwinds, equities continued to rise and finished the year at all-time highs. The S&P 500 Index had its best year since 1997.

The Portfolio had its annual rebalance in early January 2013. Though the selection process for the underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in additional exposure to the Consumer Discretionary and Health Care sectors, both of which are overweight relative to the benchmark. Energy moved from slightly overweight to underweight following the rebalance, while overweight positions in Information Technology and Telecommunication Services names were reduced.(1)

Stock selection in the Health Care sector was the biggest contributor to the Portfolio’s relative performance for the year and accounted for about one-third of the outperformance. Biotech holdings Gilead Sciences, Inc. and Regeneron Pharmaceuticals, Inc., along with insurer UnitedHealth Group, Inc., were among the top five stocks in the Portfolio by contribution to return and paced the sector. Stock selection in Information Technology and Financials was also a positive contributor to performance. A large overweight in Consumer Discretionary stocks, the top performing sector in the benchmark, also added to relative performance. The positive allocation effect more than offset a negative selection effect in the sector.(1)

Stock selection in Energy stocks resulted in the sector being the biggest detractor from relative performance. An overweight in Utilities stocks was also a drag on relative performance, as the sector was one of the worst performing for the year in the benchmark.(1)

The Portfolio’s best performers were Medidata Solutions, Inc., DXP Enterprises, Inc., Western Alliance Bancorp, Multimedia Game Holding Co., Inc. and Gilead Sciences, Inc. The worst performers were InnerWorkings, Inc., Ixia, American Vanguard Corp., Ultratech, Inc. and Riverbed Technology, Inc. The Portfolio’s top contributors to performance were Yahoo!, Inc., Gilead Sciences, Inc., Regeneron Pharmaceuticals, Inc., The Home Depot, Inc. and UnitedHealth Group, Inc. The top detractors from performance were InnerWorkings, Inc., Ixia, RWE AG, Ultratech, Inc. and Urban Outfitters, Inc.(1)

As we look to 2014, equity valuations are higher than a year ago, though equities remain attractive relative to other asset classes. With the economy forecasted to post solid growth in 2014 and the Federal Reserve pulling back on quantitative easing due to improvement in the underlying economy, equities are likely to remain in favor. The new year is not without risks, however. Here at home, Congress must revisit the debt limit and the Federal budget, along with mid-term elections later in the year. Looking abroad, Europe has emerged from recession and Japan has instituted reforms aimed at ending decades of deflation, though both situations remain fragile. China’s ability to maintain strong gross domestic product growth also bears watching. While unlikely to repeat the strong gains of 2013, we look for equities to provide upside for investors who maintain their conviction and discipline. We remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, that provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

89	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	97.0
Money Market Funds and Other Net Assets	3.0

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. Exxon Mobil Corp.	4.3
2. Yahoo!, Inc.	4.1
3. Home Depot, Inc. / The	4.0
4. Oracle Corp.	3.4
5. UnitedHealth Group, Inc.	3.3
6. Regeneron Pharmaceuticals, Inc.	3.2
7. Travelers Cos., Inc. / The	3.0
8. Gilead Sciences, Inc.	3.0
9. Pfizer, Inc.	2.9
10. Comcast Corp. Class A	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	23.8
Health Care	21.1
Information Technology	17.4
Financials	7.9
Energy	6.9
Industrials	6.2
Utilities	4.9
Telecommunication Services	4.7
Consumer Staples	2.2
Materials	1.9

97.0

90

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 97.0%		Shares	Value
CONSUMER DISCRETIONARY – 23.8%
Dorman Products, Inc. (Auto Components)	(a)	1,868	$ 104,739
Daimler AG (Automobiles)		5,890	511,959
Thor Industries, Inc. (Automobiles)		2,815	155,472
Winnebago Industries, Inc. (Automobiles)	(a)	3,815	104,722
Carriage Services, Inc. (Diversified Consumer Svs.)		5,475	106,927
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	8,137	354,773
H&R Block, Inc. (Diversified Consumer Svs.)		3,215	93,364
AFC Enterprises, Inc. (Hotels, Restaurants & Leisure)	(a)	2,485	95,673
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		2,997	208,741
Interval Leisure Group, Inc. (Hotels, Restaurants & Leisure)		10,284	317,776
Krispy Kreme Doughnuts, Inc. (Hotels, Restaurants & Leisure)	(a)	11,693	225,558
Multimedia Games Holding Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5,235	164,170
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)		8,378	380,361
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	10,843	281,810
D.R. Horton, Inc. (Household Durables)		17,277	385,623
Lennar Corp. Class A (Household Durables)		8,399	332,264
Arctic Cat, Inc. (Leisure Equip. & Products)		2,414	137,550
Mattel, Inc. (Leisure Equip. & Products)		4,839	230,240
Comcast Corp. Class A (Media)		30,002	1,559,054
DIRECTV (Media)	(a)	7,113	491,437
Discovery Communications, Inc. Class A (Media)	(a)	2,044	184,818
Liberty Global PLC Class A (Media)	(a)	976	86,854
Liberty Global PLC Class C (Media)	(a)	729	61,469
Liberty Media Corp. (Media)	(a)	1,550	226,998
Sirius XM Holdings, Inc. (Media)	(a)	73,209	255,499
Starz (Media)	(a)	1,550	45,322
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5,698	306,211
Gap, Inc. / The (Specialty Retail)		25,142	982,549
Home Depot, Inc. / The (Specialty Retail)		26,282	2,164,060
Lithia Motors, Inc. Class A (Specialty Retail)		4,131	286,774
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	1,237	127,275
Stage Stores, Inc. (Specialty Retail)		8,468	188,159
TJX Cos., Inc. (Specialty Retail)		8,517	542,788
Urban Outfitters, Inc. (Specialty Retail)	(a)	7,665	284,372
Williams-Sonoma, Inc. (Specialty Retail)		5,166	301,074
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		6,348	338,412
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)		3,446	151,658

			12,776,505

CONSUMER STAPLES – 2.2%
Coca-Cola Enterprises, Inc. (Beverages)		1,448	63,900
Susser Holdings Corp. (Food & Staples Retailing)	(a)	3,795	248,535
Clorox Co. / The (Household Products)		656	60,851
Medifast, Inc. (Personal Products)	(a)	2,822	73,739
Philip Morris International, Inc. (Tobacco)		8,458	736,946

			1,183,971

ENERGY – 6.9%
BP PLC – ADR (Oil, Gas & Consumable Fuels)		7,737	376,096
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		6,580	319,064
EPL Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	7,231	206,084
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		22,604	2,287,525
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		563	51,644
Phillips 66 (Oil, Gas & Consumable Fuels)		1,044	80,524
Total SA – ADR (Oil, Gas & Consumable Fuels)		6,201	379,935

			3,700,872

Common Stocks (Continued)		Shares	Value
FINANCIALS – 7.9%
Franklin Resources, Inc. (Capital Markets)		10,236	$ 590,924
PrivateBancorp, Inc. (Commercial Banks)		13,318	385,290
ViewPoint Financial Group, Inc. (Commercial Banks)		7,091	194,648
Western Alliance Bancorp (Commercial Banks)	(a)	15,441	368,422
Discover Financial Services (Consumer Finance)		8,001	447,656
Allstate Corp. / The (Insurance)		7,694	419,631
Horace Mann Educators Corp. (Insurance)		7,141	225,227
Travelers Cos., Inc. / The (Insurance)		17,907	1,621,300

			4,253,098

HEALTH CARE – 21.1%
Amgen, Inc. (Biotechnology)		6,978	796,609
Gilead Sciences, Inc. (Biotechnology)	(a)	21,259	1,597,614
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	6,263	1,723,828
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1,794	198,219
C.R. Bard, Inc. (Health Care Equip. & Supplies)		749	100,321
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	4,989	326,829
Neogen Corp. (Health Care Equip. & Supplies)	(a)	6,617	302,397
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	2,859	200,702
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	5,605	82,394
Gentiva Health Services, Inc. (Health Care Providers & Svs.)	(a)	5,379	66,753
Hanger, Inc. (Health Care Providers & Svs.)	(a)	6,119	240,721
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	2,301	392,528
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		23,686	1,783,556
Medidata Solutions, Inc. (Health Care Technology)	(a)	9,162	554,942
AstraZeneca PLC – ADR (Pharmaceuticals)		6,803	403,894
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		7,377	393,858
Mylan, Inc. (Pharmaceuticals)	(a)	5,791	251,329
Pfizer, Inc. (Pharmaceuticals)		51,254	1,569,910
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	9,186	328,859

			11,315,263

INDUSTRIALS – 6.2%
Northrop Grumman Corp. (Aerospace & Defense)		3,310	379,359
A.O. Smith Corp. (Building Products)		4,114	221,909
Apogee Enterprises, Inc. (Building Products)		2,761	99,148
InnerWorkings, Inc. (Commercial Svs. & Supplies)	(a)	8,982	69,970
Aegion Corp. (Construction & Engineering)	(a)	7,147	156,448
AZZ, Inc. (Electrical Equip.)		4,512	220,456
Flowserve Corp. (Machinery)		9,944	783,886
Illinois Tool Works, Inc. (Machinery)		6,228	523,650
Trimas Corp. (Machinery)	(a)	6,979	278,392
On Assignment, Inc. (Professional Svs.)	(a)	9,480	331,042
DXP Enterprises, Inc. (Trading Companies & Distributors)	(a)	2,523	290,650

			3,354,910

INFORMATION TECHNOLOGY – 17.4%
Ixia (Communications Equip.)	(a)	13,235	176,158
Seagate Technology PLC (Computers & Peripherals)		17,515	983,642
Western Digital Corp. (Computers & Peripherals)		3,457	290,042
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		2,603	141,864
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,327	81,611
eBay, Inc. (Internet Software & Svs.)	(a)	18,273	1,003,005
Yahoo!, Inc. (Internet Software & Svs.)	(a)	54,682	2,211,340
International Business Machines Corp. (IT Svs.)		6,720	1,260,470
Monolithic Power Systems, Inc. (Semiconductors & Equip.)	(a)	6,428	222,794
Ultratech, Inc. (Semiconductors & Equip.)	(a)	4,865	141,085
Manhattan Associates, Inc. (Software)	(a)	4,680	549,806
NetScout Systems, Inc. (Software)	(a)	7,577	224,203

91	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2013

Common Stocks (Continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
Oracle Corp. (Software)	48,274	$ 1,846,963
Symantec Corp. (Software)	9,737	229,598

		9,362,581

MATERIALS – 1.9%
American Vanguard Corp. (Chemicals)	2,098	50,960
CF Industries Holdings, Inc. (Chemicals)	435	101,372
FMC Corp. (Chemicals)	952	71,838
LyondellBasell Industries NV Class A (Chemicals)	5,745	461,209
NewMarket Corp. (Chemicals)	703	234,907
Sherwin-Williams Co. / The (Chemicals)	714	131,019

		1,051,305

TELECOMMUNICATION SERVICES – 4.7%
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)	28,224	487,146
Orange SA – ADR (Diversified Telecom. Svs.)	29,448	363,683
Swisscom AG – ADR (Diversified Telecom. Svs.)	7,443	393,660
TeliaSonera AB – ADR (Diversified Telecom. Svs.)	23,712	395,516
Vivendi SA – ADR (Diversified Telecom. Svs.)	14,225	375,113
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)	12,752	501,281

		2,516,399

Common Stocks (Continued)		Shares	Value
UTILITIES – 4.9%
Electricite de France – ADR (Electric Utilities)		88,837	$ 622,747
Enel SpA – ADR (Electric Utilities)		77,409	336,265
SSE PLC – ADR (Electric Utilities)		13,753	313,018
E.ON SE – ADR (Multi-Utilities)		17,418	321,883
GDF Suez – ADR (Multi-Utilities)		15,603	369,323
National Grid PLC – ADR (Multi-Utilities)		5,632	367,882
RWE AG – ADR (Multi-Utilities)		7,798	286,966

			2,618,084

Total Common Stocks (Cost $43,535,868)			$52,132,988

Money Market Funds – 2.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,534,000	$ 1,534,000

Total Money Market Funds (Cost $1,534,000)			$ 1,534,000

Total Investments – 99.9% (Cost $45,069,868)	(b)		$53,666,988
Other Assets in Excess of Liabilities – 0.1%			51,082

Net Assets – 100.0%			$53,718,070

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2013

Average Annual Total Returns:
One year	38.62%
Five years	19.43%
Since inception (5/1/07)	6.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2013, the Bristol Growth Portfolio returned 38.62% versus 33.48% for the current benchmark, the Russell 1000 Growth Index.

Following a strong 2012, January 2013 saw the best “January effect” in sixteen years for U.S. stocks and set the tone for the rest of the year. In the past fifty years, the 2013 return has been significantly exceeded only three times, in 1975, 1995 and 1997. The most important downturn during the year occurred after an all time high on May 21. The market corrected downwards in reaction to the remarks of Federal Reserve Chairman Ben Bernanke, which were interpreted that Quantitative Easing (“QE”) might “taper off” in the near term. As QE has been seen as powering the equity markets’ rise, it took subsequent remarks of Federal Reserve members to suggest that tapering may be a long way off, possibly at the end of 2014. With this response, the markets recovered, but it left the S&P 500 Index down 3.8% from the record high and ended a streak of seven monthly advances and the longest run since 2009. Overall, the returns had the best performance for the first six months of a calendar year since 1998. The market rise restarted in late June and the markets were better prepared when actual tapering started in late December. The Federal Reserve announced that it would reduce the monthly purchases of $85 billion by a total of $10 billion. This action contrasted very favorably with the clumsiness of the Federal Reserve in May and seemed to hit the “sweet spot” of acknowledging rising economic growth and reduced unemployment, while at the same time not scaring the markets with the prospect of a huge cutback. Corporations are exiting the recession and enjoying the usual bonus of a leaner workforce and reduced costs. As a result, profits for the S&P 500 Index components increased to $100 per share this year, compared with about $60 a share in 2008. Clearly, the debt markets’ modest returns and the prospect of higher interest rates in the future made the equity markets the better choice for most investors in the near term.

The significant out-performance relative to the benchmark was mainly due to strong stock selections in Industrials, Information Technology and Financials. An underweight in the poorer-performing

Consumer Staples sector, along with an overweight in Industrials, also contributed to relative performance.(1)

The Portfolio’s best performers from an individual holding perspective were Delta Air Lines, Inc., Facebook, Inc., Hanesbrands, Inc., Celgene Corp. and Vertex Pharmaceuticals, Inc. The Portfolio’s worst performers were Infinity Pharmaceuticals, Inc., Amarin Corp., F5 Networks, Inc., ARIAD Pharmaceuticals, Inc. and Avon Products, Inc. The top contributors to performance were Facebook, Inc., Google, Inc., Vertex Pharmaceuticals, Inc., Delta Air Lines, Inc. and Hanesbrands, Inc. The top detractors from performance were Infinity Pharmaceuticals, Inc., F5 Networks, Inc., Amarin Corp., ARIAD Pharmaceuticals, Inc. and Conagra Foods, Inc.(1)

The top contributor to the Portfolio’s performance was Facebook, Inc. which generated 222 basis points with its continued domination of social media sites. Google, Inc. added 191 basis points, reflecting its move beyond its search engine dominance to include mobile devices. Vertex Pharmaceuticals, Inc. contributed 188 basis points as a result of positive drug trails that resulted in a stock price surge in April that outperformed larger competitors Bristol-Myers Squibb Co. and Merck & Co., Inc. Delta Air Lines, Inc. contributed 172 basis points, as growth reappeared in the economy and oil prices weakened. Hanesbrands, Inc. had a good year, adding 150 basis points following the acquisition of Maidenform, which the company hopes to increase its access to younger generation markets.(1)

Detractors from performance included Infinity Pharmaceuticals, Inc. which lost the Portfolio 131 basis points as a result of adverse health reports in a drug trial. Programmable chip maker Altera Corp. lost the Portfolio six basis points as a result of a November downgrade by a big name analyst concerned with delays in revenue development. F5 Networks, Inc. lost the Portfolio 48 basis points when it missed earnings and Amarin Corp. lost the Portfolio 22 basis points when a recently approved drug did not get the expected unqualified approval of the FDA. ARIAD Pharmaceuticals, Inc. lost the Portfolio 16 basis points after the FDA first halted sales of its flagship Leukemia drug and then permitted a resumption of sales, and Conagra Foods, Inc. was hit by an adverse court judgment related to a 13 year old lead paint lawsuit and lost the Portfolio a further 15 basis points.(1)

Looking to 2014, it appears that the impact of quantitative easing will likely continue for much of the year, and possibly into 2015. The newly appointed Federal Reserve chair will likely continue the tapering, at modest amounts of $10 billion every one or two months, and keep interest rates low for the near term. Unemployment, at 7%, is at a five year low, factory output is up, and the concerns regarding Obamacare’s uncertain medical insurance costs have been somewhat muted. The Federal Reserve projects growth in the area of 3% in 2014 and unemployment falling as low as 6.3%. Even the high returns of 2013 need not be a concern. While past performance is no guarantee of future returns, the historical results since 1870 have a total of thirty examples when the market climbed more than 25%. In twenty-three of these years, the market rose further the following year, with a mean return of 12%. This is a reminder that, in a rising market, December 31st is just an arbitrary date. The fixed income investor’s dilemma regarding what to do about low-to-near-zero interest rates, enshrined in current Federal Reserve policy, suggests strong continued support for equities for 2014.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2013.

93	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

Portfolio Composition as of December 31, 2013 (1)

% of Net Assets
Common Stocks (3)	99.4
Money Market Funds Less Net Liabilities	0.6

100.0

Top 10 Portfolio Holdings as of December 31, 2013 (1) (2)

% of Net Assets
1. Apple, Inc.	3.8
2. Google, Inc. Class A	3.8
3. Microsoft Corp.	3.7
4. International Business Machines Corp.	2.8
5. Valeant Pharmaceuticals International, Inc.	2.6
6. Adobe Systems, Inc.	2.3
7. Oracle Corp.	2.2
8. Celgene Corp.	2.1
9. Walt Disney Co. / The	2.1
10. Intel Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.6
Consumer Discretionary	20.1
Industrials	19.4
Health Care	16.3
Energy	5.4
Materials	4.1
Financials	4.0
Consumer Staples	2.6
Telecommunication Services	0.9

99.4

94

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2013

Common Stocks – 99.4%		Shares	Value
CONSUMER DISCRETIONARY – 20.1%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		23,800	$ 2,309,314
Starbucks Corp. (Hotels, Restaurants & Leisure)		28,500	2,234,115
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	6,390	2,548,268
CBS Corp. Class B (Media)		29,300	1,867,582
Comcast Corp. Class A (Media)		47,400	2,463,141
Walt Disney Co. / The (Media)		33,800	2,582,320
Nordstrom, Inc. (Multiline Retail)		28,600	1,767,480
Lowe’s Cos., Inc. (Specialty Retail)		36,500	1,808,575
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		32,200	2,262,694
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		29,720	2,337,181
PVH Corp. (Textiles, Apparel & Luxury Goods)		18,000	2,448,360

			24,629,030

CONSUMER STAPLES – 2.6%
Coca-Cola Co. / The (Beverages)		50,600	2,090,286
Constellation Brands, Inc. Class A (Beverages)	(a)	16,100	1,133,118

			3,223,404

ENERGY – 5.4%
Halliburton Co. (Energy Equip. & Svs.)		27,400	1,390,550
Schlumberger Ltd. (Energy Equip. & Svs.)		26,200	2,360,882
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		11,900	2,190,433
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	9,900	612,513

			6,554,378

FINANCIALS – 4.0%
Hartford Financial Services Group, Inc. (Insurance)		65,600	2,376,688
Prudential Financial, Inc. (Insurance)		27,400	2,526,828

			4,903,516

HEALTH CARE – 16.3%
Celgene Corp. (Biotechnology)	(a)	15,450	2,610,432
Gilead Sciences, Inc. (Biotechnology)	(a)	25,700	1,931,355
Pharmacyclics, Inc. (Biotechnology)	(a)	11,400	1,205,892
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	26,400	1,961,520
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		23,800	1,792,140
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		22,200	2,471,970
Mylan, Inc. (Pharmaceuticals)	(a)	55,400	2,404,360
Pfizer, Inc. (Pharmaceuticals)		76,900	2,355,447
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	26,910	3,159,234

			19,892,350

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 19.4%
Boeing Co. / The (Aerospace & Defense)		13,500	$ 1,842,615
Precision Castparts Corp. (Aerospace & Defense)		7,642	2,057,990
United Technologies Corp. (Aerospace & Defense)		21,400	2,435,320
FedEx Corp. (Air Freight & Logistics)		16,900	2,429,713
Delta Air Lines, Inc. (Airlines)		67,600	1,856,972
Tyco International Ltd. (Commercial Svs. & Supplies)		31,000	1,272,240
Eaton Corp. PLC (Electrical Equip.)		29,708	2,261,373
Danaher Corp. (Industrial Conglomerates)		31,000	2,393,200
Pentair Ltd. (Machinery)		26,500	2,058,255
Terex Corp. (Machinery)		35,000	1,469,650
Xylem, Inc. (Machinery)		52,500	1,816,500
Hertz Global Holdings, Inc. (Road & Rail)	(a)	64,700	1,851,714

			23,745,542

INFORMATION TECHNOLOGY – 26.6%
Apple, Inc. (Computers & Peripherals)		8,300	4,657,213
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,110	4,606,118
International Business Machines Corp. (IT Svs.)		18,410	3,453,164
MasterCard, Inc. Class A (IT Svs.)		2,895	2,418,657
Altera Corp. (Semiconductors & Equip.)		74,900	2,436,497
Avago Technologies Ltd. (Semiconductors & Equip.)		46,000	2,432,940
Intel Corp. (Semiconductors & Equip.)		98,600	2,559,656
Adobe Systems, Inc. (Software)	(a)	46,500	2,784,420
Microsoft Corp. (Software)		121,100	4,532,773
Oracle Corp. (Software)		69,000	2,639,940

			32,521,378

MATERIALS – 4.1%
Huntsman Corp. (Chemicals)		102,700	2,526,420
Monsanto Co. (Chemicals)		20,800	2,424,240

			4,950,660

TELECOMMUNICATION SERVICES – 0.9%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		22,400	1,100,736

Total Common Stocks (Cost $102,079,575)			$121,520,994

Money Market Funds – 1.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,645,000	$ 1,645,000

Total Money Market Funds (Cost $1,645,000)			$ 1,645,000

Total Investments – 100.7% (Cost $103,724,575)	(b)		$123,165,994
Liabilities in Excess of Other Assets – (0.7)%			(904,032)

Net Assets – 100.0%			$122,261,962

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

95

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2013

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Assets:
Investments in securities, at value*	$223,775,556	$189,496,151	$148,186,513	$37,839,344	$186,524,644	$139,616,777	$77,001,456	$39,780,382
Cash	46	70,181,668	645	3,315	—	584	—	509
Foreign currencies, at value**	—	—	—	—	444	—	—	—
Receivable for securities sold	—	—	—	1,096,921	—	—	—	—
Due from adviser	—	63,711	—	—	—	—	—	—
Receivable for fund shares sold	27,556	2,539,483	2,297,862	38,048	2,183,314	90,345	53,999	107,150
Dividends and accrued interest receivable	263,764	768	1,379,736	110,076	67,829	81,755	63,230	10,433
Foreign tax reclaim receivable	—	—	—	—	153,377	—	27,960	3,828
Prepaid expenses and other assets	2,246	897	539	383	1,946	1,399	739	366
Variation margin on futures contracts	—	—	—	—	11,000	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—	—	812,578	—	—	—

Total assets	224,069,168	262,282,678	151,865,295	39,088,087	189,755,132	139,790,860	77,147,384	39,902,668

Liabilities:
Payable for securities purchased	—	—	—	985,945	—	9,322	—	297,279
Payable for fund shares redeemed	2,459,270	1,101,090	195,454	182,823	191,131	1,665,455	82,431	165,328
Payable for investment management services	146,940	55,497	72,034	18,963	60,845	91,013	63,231	25,939
Accrued custody expense	839	1,009	475	587	16,450	730	4,509	434
Accrued professional fees	7,467	7,467	7,467	7,467	7,467	7,467	7,467	7,467
Accrued accounting fees	4,978	6,382	5,159	2,168	5,753	3,330	2,297	1,235
Accrued printing and filing fees	9,440	12,562	6,943	1,603	8,062	5,901	3,097	1,533
Withholding tax payable	6,192	—	—	—	6,205	—	1,444	456
Unrealized depreciation on foreign currency contracts	—	—	—	—	32,179	—	—	—

Total liabilities	2,635,126	1,184,007	287,532	1,199,556	328,092	1,783,218	164,476	499,671

Net assets	$221,434,042	$261,098,671	$151,577,763	$37,888,531	$189,427,040	$138,007,642	$76,982,908	$39,402,997

Net assets consist of:
Par value, $1 per share	$7,528,316	$26,109,880	$10,258,924	$1,742,822	$13,676,583	$4,417,290	$2,563,448	$3,152,084
Paid-in capital in excess of par value	235,667,700	234,988,791	142,651,478	29,549,799	210,440,719	93,244,505	55,114,458	19,745,858
Accumulated net realized gain (loss) on investments	(81,492,704)	—	(11,377,250)	1,128,383	(82,882,026)	2,156,303	(5,020,864)	4,351,264
Net unrealized appreciation (depreciation) on:
Investments	59,535,415	—	4,908,290	5,419,671	44,172,009	38,151,061	24,129,260	12,153,626
Foreign currency contracts	—	—	—	—	780,399	—	—	—
Futures contracts	—	—	—	—	170,530	—	—	—
Other foreign currency related transactions	—	—	—	—	5,604	—	159	165
Undistributed net investment income (loss)	195,315	—	5,136,321	47,856	3,063,222	38,483	196,447	—

Net assets	$221,434,042	$261,098,671	$151,577,763	$37,888,531	$189,427,040	$138,007,642	$76,982,908	$39,402,997

* Investments in securities, at cost	$164,240,141	$189,496,151	$143,278,223	$32,419,673	$142,352,635	$101,465,716	$52,872,196	$27,626,756

** Foreign currencies, at cost	$—	$—	$—	$—	$448	$—	$—	$—

Shares outstanding	7,528,316	26,109,880	10,258,924	1,742,822	13,676,583	4,417,290	2,563,448	3,152,084

Authorized Fund shares allocated to Portfolio	25,000,000	55,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$29.41	$10.00	$14.78	$21.74	$13.85	$31.24	$30.03	$12.50

The accompanying notes are an integral part of these financial statements.

96

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2013

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Assets:
Investments in securities, at value*	$109,920,119	$83,197,376	$314,712,500	$398,258,227	$300,602,392	$80,213,049	$96,361,255	$232,257,346
Cash	49	47,424	558,364	726	443	—	250,510	23,644
Receivable for securities sold	14,440	—	3,678,136	—	75,000	756,289	—	20,238,666
Receivable for fund shares sold	204,068	40,245	586,918	508,650	3,027,521	161,799	151,309	139,694
Dividends and accrued interest receivable	64,462	18,813	478,679	1,857,470	5,201,319	11,591	51,102	219,568
Foreign tax reclaim receivable	—	—	—	5,355	—	—	—	—
Prepaid expenses and other assets	2,260	819	2,676	3,140	1,060	717	787	2,455

Total assets	110,205,398	83,304,677	320,017,273	400,633,568	308,907,735	81,143,445	96,814,963	252,881,373

Liabilities:
Cash overdraft	—	—	—	—	—	206,106	—	—
Payable for securities purchased	310,146	—	4,162,709	—	250,000	355,758	87,400	7,496,875
Payable for fund shares redeemed	286,039	219,805	796,611	2,648,405	561,616	76,667	834,316	13,668,739
Payable for investment management services	57,867	59,058	94,500	237,808	174,616	59,223	31,700	149,909
Accrued custody expense	1,970	701	3,544	1,483	1,242	636	776	1,284
Accrued professional fees	7,467	7,467	7,523	8,032	7,467	7,467	7,467	7,467
Accrued accounting fees	2,899	2,227	7,979	7,976	13,831	2,198	2,448	5,308
Accrued printing and filing fees	2,201	3,460	11,378	13,302	14,120	3,030	3,270	10,321
Withholding tax payable	—	—	—	51,747	—	—	—	—

Total liabilities	668,589	292,718	5,084,244	2,968,753	1,022,892	711,085	967,377	21,339,903

Net assets	$109,536,809	$83,011,959	$314,933,029	$397,664,815	$307,884,843	$80,432,360	$95,847,586	$231,541,470

Net assets consist of:
Par value, $1 per share	$4,837,130	$2,939,931	$16,047,426	$30,378,804	$19,384,108	$2,009,059	$10,360,823	$12,657,430
Paid-in capital in excess of par value	75,614,224	73,955,397	190,122,073	321,092,180	251,291,668	51,404,488	45,157,380	133,893,680
Accumulated net realized gain (loss) on investments	14,482,407	(16,151,921)	693,626	3,865,615	3,478,257	5,327,192	4,720,693	46,988,708
Net unrealized appreciation (depreciation) on:
Investments	14,625,640	22,268,552	107,472,025	40,750,946	14,167,916	21,691,621	35,515,675	37,911,856
Foreign currency related transactions	(5,462)	—	—	8,779	—	—	—	—
Undistributed net investment income (loss)	(17,130)	—	597,879	1,568,491	19,562,894	—	93,015	89,796

Net assets	$109,536,809	$83,011,959	$314,933,029	$397,664,815	$307,884,843	$80,432,360	$95,847,586	$231,541,470

* Investments in securities, at cost	$95,294,479	$60,928,824	$207,240,475	$357,507,281	$286,434,476	$58,521,428	$60,845,580	$194,345,490

Shares outstanding	4,837,130	2,939,931	16,047,426	30,378,804	19,384,108	2,009,059	10,360,823	12,657,430

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	35,000,000	65,000,000	50,000,000	10,000,000	25,000,000	40,000,000

Net asset value per share	$22.65	$28.24	$19.63	$13.09	$15.88	$40.03	$9.25	$18.29

The accompanying notes are an integral part of these financial statements.

97

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2013

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio
Assets:
Investments in securities, at value*	$182,413,037	$246,666,991	$53,666,988	$123,165,994
Cash	641	—	780	12,436
Receivable for securities sold	5,625,225	7,702,708	—	8,940,954
Receivable for fund shares sold	53,717	1,672,898	45,522	37,921
Dividends and accrued interest receivable	19,247	1,458,144	61,862	78,681
Foreign tax reclaim receivable	—	5,906	8,470	—
Prepaid expenses and other assets	1,883	1,357	254	1,289

Total assets	188,113,750	257,508,004	53,783,876	132,237,275

Liabilities:
Cash overdraft	—	575,499	—	—
Options written, at value**	—	1,794,000	—	—
Payable for securities purchased	1,194,241	5,681,445	—	2,847,713
Payable for fund shares redeemed	5,995,525	248,633	34,110	7,027,708
Payable for investment management services	123,909	120,530	18,146	83,145
Accrued custody expense	1,633	1,119	331	833
Accrued professional fees	7,467	7,467	7,467	7,467
Accrued accounting fees	4,255	6,781	1,897	3,016
Accrued printing and filing fees	7,865	6,099	1,106	5,431
Withholding tax payable	—	6,089	2,749	—

Total liabilities	7,334,895	8,447,662	65,806	9,975,313

Net assets	$180,778,855	$249,060,342	$53,718,070	$122,261,962

Net assets consist of:
Par value, $1 per share	$9,377,515	$13,823,591	$3,921,589	$8,307,723
Paid-in capital in excess of par value	113,591,119	213,791,761	54,385,214	71,263,830
Accumulated net realized gain (loss) on investments	36,931,019	2,097,395	(13,211,533)	23,227,257
Net unrealized appreciation (depreciation) on:
Investments	20,879,202	19,782,843	8,597,120	19,441,419
Written options	—	(720,212)	—	—
Foreign currency related transactions	—	(96)	—	—
Undistributed net investment income (loss)	—	285,060	25,680	21,733

Net assets	$180,778,855	$249,060,342	$53,718,070	$122,261,962

* Investments in securities, at cost	$161,533,835	$226,884,148	$45,069,868	$103,724,575

** Premiums received on options written	$—	$1,073,788	$—	$—

Shares outstanding	9,377,515	13,823,591	3,921,589	8,307,723

Authorized Fund shares allocated to Portfolio	35,000,000	35,000,000	10,000,000	25,000,000

Net asset value per share	$19.28	$18.02	$13.70	$14.72

The accompanying notes are an integral part of these financial statements.

98

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2013

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Investment income:
Interest	$—	$129,770	$6,145,314	$326,874	$194	$—	$355	$234
Dividends, net of taxes withheld*	3,808,534	14,608	2,151	364,392	4,178,030	1,713,195	1,103,462	251,905

Total investment income	3,808,534	144,378	6,147,465	691,266	4,178,224	1,713,195	1,103,817	252,139

Expenses:
Management fees	1,627,773	701,446	869,571	211,444	1,522,561	1,013,936	693,854	278,927
Custodian fees	10,807	12,245	6,135	7,022	188,134	9,833	58,135	10,050
Directors’ fees	24,946	31,442	18,686	4,249	22,375	15,464	8,377	4,157
Professional fees	19,754	21,689	18,021	13,842	18,972	17,054	15,011	13,816
Accounting fees	60,004	77,330	66,125	25,797	65,912	40,908	29,362	16,016
Printing and filing fees	26,242	36,313	19,264	4,666	22,855	16,782	8,949	4,649
Compliance expense	11,108	11,108	11,108	11,108	11,108	11,108	11,108	11,108
Other	5,915	3,603	2,234	1,036	6,276	3,653	2,073	943

Total expenses	1,786,549	895,176	1,011,144	279,164	1,858,193	1,128,738	826,869	339,666

Less expenses reduced or reimbursed by adviser	—	(750,798)	—	—	(474,945)	—	—	—

Net expenses	1,786,549	144,378	1,011,144	279,164	1,383,248	1,128,738	826,869	339,666

Net investment income (loss)	2,021,985	—	5,136,321	412,102	2,794,976	584,457	276,948	(87,527)

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	28,393,403	—	1,717,938	5,570,305	9,102,578	12,162,800	7,413,504	5,282,237
Futures contracts	—	—	—	—	85,295	—	—	—
Foreign currency contracts	—	—	—	—	1,613,554	—	—	—
Other foreign currency related transactions	—	—	—	—	(595,839)	(923)	(80,501)	(796)
Change in unrealized appreciation/depreciation on:
Investments	35,131,231	—	(9,876,691)	3,438,117	7,455,420	25,016,691	9,410,303	4,447,593
Futures contracts	—	—	—	—	186,528	—	—	—
Foreign currency contracts	—	—	—	—	31,040	—	—	—
Other foreign currency related transactions	—	—	—	—	5,317	—	19,521	124

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	63,524,634	—	(8,158,753)	9,008,422	17,883,893	37,178,568	16,762,827	9,729,158

Change in net assets from operations	$65,546,619	$—	$(3,022,432)	$9,420,524	$20,678,869	$37,763,025	$17,039,775	$9,641,631

* Taxes withheld	$14,695	$—	$—	$—	$575,108	$36,925	$124,218	$9,082

The accompanying notes are an integral part of these financial statements.

99

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2013

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Investment income:
Interest	$484	$—	$2	$—	$21,898,399	$—	$3	$—
Dividends, net of taxes withheld*	382,260	516,518	5,406,907	13,597,922	26,205	383,793	1,118,458	2,976,555

Total investment income	382,744	516,518	5,406,909	13,597,922	21,924,604	383,793	1,118,461	2,976,555

Expenses:
Management fees	451,880	643,307	932,752	2,228,645	2,071,730	606,315	309,603	1,662,772
Custodian fees	17,494	8,860	25,202	26,305	15,261	6,101	9,543	15,012
Directors’ fees	5,883	9,102	30,236	37,360	37,119	8,049	9,280	27,010
Professional fees	14,297	15,229	21,563	26,036	23,350	14,919	15,287	20,370
Accounting fees	20,080	26,425	90,499	88,278	160,666	25,117	27,634	64,369
Printing and filing fees	6,463	9,928	30,644	35,979	38,297	8,520	9,449	28,447
Compliance expense	11,108	11,108	11,108	11,108	11,108	11,108	11,108	11,108
Other	1,201	2,156	6,510	5,830	4,179	1,795	2,048	6,323

Total expenses	528,406	726,115	1,148,514	2,459,541	2,361,710	681,924	393,952	1,835,411

Net investment income (loss)	(145,662)	(209,597)	4,258,395	11,138,381	19,562,894	(298,131)	724,509	1,141,144

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	15,028,244	8,674,285	3,688,356	9,911,967	3,478,257	5,469,110	5,521,100	48,232,798
Foreign currency related transactions	191	(86)	—	(35,518)	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	4,064,408	12,646,891	61,348,239	39,070,854	(1,974,076)	12,232,870	18,052,218	27,351,718
Foreign currency related transactions	(5,462)	—	—	2,338	—	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	19,087,381	21,321,090	65,036,595	48,949,641	1,504,181	17,701,980	23,573,318	75,584,516

Change in net assets from operations	$18,941,719	$21,111,493	$69,294,990	$60,088,022	$21,067,075	$17,403,849	$24,297,827	$76,725,660

* Taxes withheld	$3,064	$3,928	$922	$458,850	$—	$1,410	$2,543	$—

The accompanying notes are an integral part of these financial statements.

100

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2013

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio
Investment income:
Interest	$—	$1,366,858	$—	$—
Dividends, net of taxes withheld*	518,006	1,631,630	427,765	1,528,380

Total investment income	518,006	2,998,488	427,765	1,528,380

Expenses:
Management fees	1,389,516	887,860	147,712	923,189
Custodian fees	15,995	10,365	7,677	10,452
Directors’ fees	20,673	15,917	2,854	14,227
Professional fees	18,600	17,113	13,467	16,705
Accounting fees	51,345	59,329	14,211	36,395
Printing and filing fees	21,992	17,086	3,012	15,437
Compliance expense	11,108	11,108	11,108	11,108
Other	4,896	2,237	677	3,323

Total expenses	1,534,125	1,021,015	200,718	1,030,836

Net investment income (loss)	(1,016,119)	1,977,473	227,047	497,544

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	38,865,947	7,836,779	6,638,251	23,724,595
Foreign currency related transactions	—	(208)	38	—
Written options	—	(1,261,352)	—	—
Change in unrealized appreciation/depreciation on:
Investments	20,607,365	9,661,886	1,076,715	14,073,672
Foreign currency related transactions	—	(74)	—	—
Written options	—	(720,212)	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	59,473,312	15,516,819	7,715,004	37,798,267

Change in net assets from operations	$58,457,193	$17,494,292	$7,942,051	$38,295,811

* Taxes withheld	$—	$12,875	$25,329	$—

The accompanying notes are an integral part of these financial statements.

101

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,021,985	$2,937,620	$—	$—	$5,136,321	$5,756,080	$412,102	$512,127
Net realized gain (loss) on investments and foreign currency related transactions	28,393,403	15,135,180	—	—	1,717,938	1,428,098	5,570,305	1,090,857
Change in unrealized appreciation/depreciation on investments	35,131,231	9,664,589	—	—	(9,876,691)	4,568,299	3,438,117	2,337,094

Change in net assets from operations	65,546,619	27,737,389	—	—	(3,022,432)	11,752,477	9,420,524	3,940,078

Distributions to shareholders:
Distributions from net investment income	(1,826,670)	(2,551,766)	—	—	—	—	(362,024)	(434,512)

Capital transactions:
Received from shares sold	13,409,441	12,859,425	235,857,734	178,859,238	41,763,271	50,714,394	3,461,743	2,645,867
Received from dividends reinvested	1,826,670	2,551,766	—	—	—	—	362,024	434,512
Paid for shares redeemed	(44,049,301)	(41,926,289)	(233,365,275)	(206,441,123)	(59,347,526)	(52,317,398)	(8,198,425)	(8,034,239)

Change in net assets from capital transactions	(28,813,190)	(26,515,098)	2,492,459	(27,581,885)	(17,584,255)	(1,603,004)	(4,374,658)	(4,953,860)

Change in net assets	34,906,759	(1,329,475)	2,492,459	(27,581,885)	(20,606,687)	10,149,473	4,683,842	(1,448,294)
Net assets:
Beginning of year	186,527,283	187,856,758	258,606,212	286,188,097	172,184,450	162,034,977	33,204,689	34,652,983

End of year	$221,434,042	$186,527,283	$261,098,671	$258,606,212	$151,577,763	$172,184,450	$37,888,531	$33,204,689

Undistributed net investment income	$195,315	$367,208	$—	$—	$5,136,321	$5,756,080	$47,856	$109,020

The accompanying notes are an integral part of these financial statements.

102

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,794,976	$2,974,730	$584,457	$765,103	$276,948	$399,238	$(87,527)	$104,016
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	10,205,588	9,475,139	12,161,877	7,244,718	7,333,003	1,226,014	5,281,441	(286,285)
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	7,678,305	20,843,432	25,016,691	10,984,140	9,429,824	10,919,188	4,447,717	5,979,480

Change in net assets from operations	20,678,869	33,293,301	37,763,025	18,993,961	17,039,775	12,544,440	9,641,631	5,797,211

Distributions to shareholders:
Distributions from net investment income	—	—	(545,051)	(681,205)	—	—	—	—

Capital transactions:
Received from shares sold	24,664,519	16,648,592	16,336,182	11,383,622	10,691,131	10,692,767	8,319,694	9,567,587
Received from dividends reinvested	—	—	545,051	681,205	—	—	—	—
Paid for shares redeemed	(36,260,480)	(42,407,744)	(31,759,424)	(29,380,202)	(15,230,589)	(16,239,923)	(11,703,009)	(7,975,462)

Change in net assets from capital transactions	(11,595,961)	(25,759,152)	(14,878,191)	(17,315,375)	(4,539,458)	(5,547,156)	(3,383,315)	1,592,125

Change in net assets	9,082,908	7,534,149	22,339,783	997,381	12,500,317	6,997,284	6,258,316	7,389,336
Net assets:
Beginning of year	180,344,132	172,809,983	115,667,859	114,670,478	64,482,591	57,485,307	33,144,681	25,755,345

End of year	$189,427,040	$180,344,132	$138,007,642	$115,667,859	$76,982,908	$64,482,591	$39,402,997	$33,144,681

Undistributed net investment income (loss)	$3,063,222	$4,857,652	$38,483	$83,350	$196,447	$324,350	$—	$103,178

The accompanying notes are an integral part of these financial statements.

103

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(145,662)	$(69,166)	$(209,597)	$(57,981)	$4,258,395	$3,608,504	$11,138,381	$5,810,288
Net realized gain (loss) on investments and foreign currency related transactions	15,028,435	5,846,202	8,674,199	4,035,775	3,688,356	1,892,406	9,876,449	1,644,996
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	4,058,946	(231,728)	12,646,891	7,639,334	61,348,239	21,351,067	39,073,192	(2,810,944)

Change in net assets from operations	18,941,719	5,545,308	21,111,493	11,617,128	69,294,990	26,851,977	60,088,022	4,644,340

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	(3,617,496)	(2,826,655)	(9,524,108)	(3,918,367)

Capital transactions:
Received from shares sold	31,291,065	9,304,509	15,330,951	11,126,601	97,436,649	54,598,878	131,585,498	257,036,279
Received from shares issued in merger	40,746,730	—	—	—	—	—	—	—
Received from dividends reinvested	—	—	—	—	3,617,496	2,826,655	9,524,108	3,918,367
Paid for shares redeemed	(16,426,684)	(11,364,585)	(20,492,091)	(16,745,113)	(59,579,130)	(44,349,542)	(62,172,415)	(35,500,770)

Change in net assets from capital transactions	55,611,111	(2,060,076)	(5,161,140)	(5,618,512)	41,475,015	13,075,991	78,937,191	225,453,876

Change in net assets	74,552,830	3,485,232	15,950,353	5,998,616	107,152,509	37,101,313	129,501,105	226,179,849
Net assets:
Beginning of year	34,983,979	31,498,747	67,061,606	61,062,990	207,780,520	170,679,207	268,163,710	41,983,861

End of year	$109,536,809	$34,983,979	$83,011,959	$67,061,606	$314,933,029	$207,780,520	$397,664,815	$268,163,710

Undistributed net investment income (loss)	$(17,130)	$—	$—	$—	$597,879	$744,172	$1,568,491	$2,248,868

The accompanying notes are an integral part of these financial statements.

104

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$19,562,894	$21,277,132	$(298,131)	$(53,366)	$724,509	$644,168	$1,141,144	$1,353,479
Net realized gain (loss) on investments and foreign currency related transactions	3,478,257	4,698,612	5,469,110	3,854,057	5,521,100	513,180	48,232,798	8,239,659
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(1,974,076)	13,264,229	12,232,870	3,014,667	18,052,218	8,702,070	27,351,718	16,070,240

Change in net assets from operations	21,067,075	39,239,973	17,403,849	6,815,358	24,297,827	9,859,418	76,725,660	25,663,378

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	(631,494)	(447,911)	(1,050,451)	(1,149,626)

Capital transactions:
Received from shares sold	54,569,050	84,212,118	24,739,894	12,566,131	35,003,296	26,139,975	14,986,415	33,161,237
Received from dividends reinvested	—	—	—	—	631,494	447,911	1,050,451	1,149,626
Paid for shares redeemed	(79,666,219)	(78,999,032)	(16,826,118)	(15,372,139)	(31,995,740)	(22,928,127)	(65,074,351)	(46,593,004)

Change in net assets from capital transactions	(25,097,169)	5,213,086	7,913,776	(2,806,008)	3,639,050	3,659,759	(49,037,485)	(12,282,141)

Change in net assets	(4,030,094)	44,453,059	25,317,625	4,009,350	27,305,383	13,071,266	26,637,724	12,231,611
Net assets:
Beginning of year	311,914,937	267,461,878	55,114,735	51,105,385	68,542,203	55,470,937	204,903,746	192,672,135

End of year	$307,884,843	$311,914,937	$80,432,360	$55,114,735	$95,847,586	$68,542,203	$231,541,470	$204,903,746

Undistributed net investment income (loss)	$19,562,894	$21,277,132	$—	$—	$93,015	$196,220	$89,796	$436,010

The accompanying notes are an integral part of these financial statements.

105

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bryton Growth Portfolio		Balanced Portfolio		Target VIP Portfolio		Bristol Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(1,016,119)	$(887,077)	$1,977,473	$651,931	$227,047	$377,630	$497,544	$594,594
Net realized gain (loss) on investments, foreign currency related transactions, and written options	38,865,947	12,311,997	6,575,219	358,264	6,638,289	632,490	23,724,595	6,499,048
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	20,607,365	5,904,468	8,941,600	2,012,821	1,076,715	2,048,046	14,073,672	4,359,363

Change in net assets from operations	58,457,193	17,329,388	17,494,292	3,023,016	7,942,051	3,058,166	38,295,811	11,453,005

Distributions to shareholders:
Distributions from net investment income	—	—	(1,674,034)	—	(201,405)	(297,777)	(476,090)	(473,865)

Capital transactions:
Received from shares sold	14,529,378	33,597,917	149,308,124	64,188,382	2,641,232	2,834,544	9,727,458	21,509,893
Received from shares issued in mergers	—	—	30,903,821	—	26,663,158	—	—	—
Received from dividends reinvested	—	—	1,674,034	—	201,405	297,777	476,090	473,865
Paid for shares redeemed	(49,864,240)	(48,711,366)	(25,782,822)	(7,131,199)	(4,710,713)	(5,246,749)	(33,794,446)	(24,843,136)

Change in net assets from capital transactions	(35,334,862)	(15,113,449)	156,103,157	57,057,183	24,795,082	(2,114,428)	(23,590,898)	(2,859,378)

Change in net assets	23,122,331	2,215,939	171,923,415	60,080,199	32,535,728	645,961	14,228,823	8,119,762
Net assets:
Beginning of year	157,656,524	155,440,585	77,136,927	17,056,728	21,182,342	20,536,381	108,033,139	99,913,377

End of year	$180,778,855	$157,656,524	$249,060,342	$77,136,927	$53,718,070	$21,182,342	$122,261,962	$108,033,139

Undistributed net investment income (loss)	$—	$(9,839)	$285,060	$651,938	$25,680	$79,804	$21,733	$221,599

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$21.54	$18.88	$19.72	$18.31	$13.19	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.27	0.35	0.21	0.04	0.05	—	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	7.84	2.61	(0.88)	1.41	5.11	—	—	—	—	—

Total from operations	8.11	2.96	(0.67)	1.45	5.16	—	—	—	—	—

Distributions:
Distributions from net investment income	(0.24)	(0.30)	(0.17)	(0.04)	(0.04)	—	—	—	—	—

Net asset value, end of year	$29.41	$21.54	$18.88	$19.72	$18.31	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	37.69%	15.69%	–3.38%	7.91%	39.11%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of year (in millions)	$221.4	$186.5	$187.9	$219.4	$226.5	$261.1	$258.6	$286.2	$293.4	$341.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.89%	0.87%	0.87%	0.88%	0.06%	0.09%	0.11%	0.17%	0.19%
Net investment income	0.98%	1.55%	1.00%	0.21%	0.27%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.89%	0.87%	0.87%	0.88%	0.34%	0.35%	0.34%	0.35%	0.36%
Net investment income (loss)	0.98%	1.55%	1.00%	0.21%	0.27%	–0.28%	–0.26%	–0.23%	–0.18%	–0.17%
Portfolio turnover rate	43%	48%	54%	50%	24%	0%	0%	0%	0%	0%

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$15.07	$14.05	$13.21	$12.25	$10.13	$16.82	$15.21	$16.08	$14.42	$11.02
Operations:
Net investment income	0.56	0.51	0.48	0.52	0.49	0.24	0.26	0.25	0.28	0.29
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.85)	0.51	0.36	0.44	1.63	4.89	1.57	(0.91)	1.62	3.36

Total from operations	(0.29)	1.02	0.84	0.96	2.12	5.13	1.83	(0.66)	1.90	3.65

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.21)	(0.22)	(0.21)	(0.24)	(0.25)

Net asset value, end of year	$14.78	$15.07	$14.05	$13.21	$12.25	$21.74	$16.82	$15.21	$16.08	$14.42

Total return	–1.92%	7.26%	6.36%	7.84%	20.93%	30.53%	12.04%	–4.12%	13.19%	33.15%
Ratios and supplemental data:
Net assets at end of year (in millions)	$151.6	$172.2	$162.0	$148.2	$137.9	$37.9	$33.2	$34.7	$41.2	$41.5
Ratios to average net assets:
Expenses	0.66%	0.66%	0.66%	0.67%	0.69%	0.79%	0.81%	0.77%	0.78%	0.79%
Net investment income	3.34%	3.41%	3.70%	3.91%	5.06%	1.17%	1.49%	1.40%	1.71%	2.18%
Portfolio turnover rate	15%	18%	15%	22%	27%	210%	179%	147%	182%	157%

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$12.41	$10.32	$12.20	$10.45	$7.56	$23.32	$19.95	$20.37	$17.45	$12.35
Operations:
Net investment income	0.23	0.20	0.17	0.14	0.14	0.13	0.15	0.09	0.06	0.22
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	1.21	1.89	(2.05)	1.61	2.75	7.91	3.36	(0.43)	2.90	5.07

Total from operations	1.44	2.09	(1.88)	1.75	2.89	8.04	3.51	(0.34)	2.96	5.29

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.12)	(0.14)	(0.08)	(0.04)	(0.19)

Net asset value, end of year	$13.85	$12.41	$10.32	$12.20	$10.45	$31.24	$23.32	$19.95	$20.37	$17.45

Total return	11.60%	20.25%	–15.41%	16.75%	38.23%	34.51%	17.59%	–1.65%	16.99%	42.84%
Ratios and supplemental data:
Net assets at end of year (in millions)	$189.4	$180.3	$172.8	$213.1	$210.0	$138.0	$115.7	$114.7	$129.8	$126.3
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.75%	1.02%	1.02%	1.03%	1.07%	0.88%	0.90%	0.88%	0.89%	0.90%
Net investment income	1.52%	1.65%	1.41%	1.15%	1.47%	0.45%	0.66%	0.41%	0.31%	1.38%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.01%	1.02%	1.02%	1.03%	1.07%	0.88%	0.90%	0.88%	0.89%	0.90%
Net investment income	1.26%	1.65%	1.41%	1.15%	1.47%	0.45%	0.66%	0.41%	0.31%	1.38%
Portfolio turnover rate	53%	61%	58%	67%	168%	49%	39%	61%	58%	84%

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Financial Highlights

	International Small-Mid Company Portfolio					Aggressive Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$23.52	$19.17	$23.24	$19.41	$13.29	$9.51	$7.74	$8.17	$7.43	$5.21
Operations:
Net investment income (loss)	0.12	0.17	0.26	0.07	0.07	(0.02)	0.03	—	0.01	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	6.39	4.18	(4.33)	3.76	6.05	3.01	1.74	(0.43)	0.73	2.24

Total from operations	6.51	4.35	(4.07)	3.83	6.12	2.99	1.77	(0.43)	0.74	2.22

Net asset value, end of year	$30.03	$23.52	$19.17	$23.24	$19.41	$12.50	$9.51	$7.74	$8.17	$7.43

Total return	27.68%	22.69%	–17.51%	19.73%	46.05%	31.44%	22.87%	–5.26%	9.96%	42.61%
Ratios and supplemental data:
Net assets at end of year (in millions)	$77.0	$64.5	$57.5	$78.6	$71.1	$39.4	$33.1	$25.8	$29.8	$27.2
Ratios to average net assets:
Expenses	1.19%	1.21%	1.20%	1.25%	1.28%	0.97%	0.99%	1.04%	1.05%	1.04%
Net investment income (loss)	0.40%	0.64%	1.07%	0.32%	0.47%	–0.25%	0.34%	0.02%	0.17%	–0.23%
Portfolio turnover rate	51%	55%	67%	81%	125%	60%	17%	47%	37%	28%

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Financial Highlights

	Small Cap Growth Portfolio						Mid Cap Opportunity Portfolio
	Years Ended December 31,						Years Ended December 31,
	2013		2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$15.59		$13.21	$12.86	$9.89	$6.56	$21.32	$17.81	$18.43	$15.41	$10.96
Operations:
Net investment income (loss)	(0.03)		(0.03)	(0.08)	(0.07)	(0.06)	(0.07)	(0.02)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	7.09		2.41	0.43	3.04	3.39	6.99	3.53	(0.56)	3.08	4.50

Total from operations	7.06		2.38	0.35	2.97	3.33	6.92	3.51	(0.62)	3.02	4.45

Distributions:
Distributions from net investment income	—		—	—	—	—	—	—	—	—	—

Net asset value, end of year	$22.65		$15.59	$13.21	$12.86	$9.89	$28.24	$21.32	$17.81	$18.43	$15.41

Total return	45.29%		18.02%	2.72%	30.03%	50.76%	32.46%	19.71%	–3.36%	19.60%	40.60%
Ratios and supplemental data:
Net assets at end of year (in millions)	$109.5		$35.0	$31.5	$32.1	$22.8	$83.0	$67.1	$61.1	$70.4	$63.5
Ratios to average net assets:
Expenses	1.04%		1.10%	1.08%	1.13%	1.21%	0.96%	0.98%	0.96%	0.98%	0.97%
Net investment income (loss)	–0.29%		–0.20%	–0.60%	–0.70%	–0.77%	–0.28%	–0.09%	–0.29%	–0.35%	–0.27%
Portfolio turnover rate	69	% (a)	65%	58%	94%	50%	44%	45%	51%	56%	276%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. See Note 8 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Financial Highlights

	S&P 500® Index Portfolio					Strategic Value Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$15.08	$13.25	$13.21	$11.69	$9.41	$11.09	$10.50	$9.36	$8.64	$7.97
Operations:
Net investment income	0.26	0.26	0.22	0.19	0.17	0.35	0.13	0.33	0.35	0.27
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.52	1.78	0.01	1.50	2.26	1.97	0.63	0.98	0.68	0.65

Total from operations	4.78	2.04	0.23	1.69	2.43	2.32	0.76	1.31	1.03	0.92

Distributions:
Distributions from net investment income	(0.23)	(0.21)	(0.19)	(0.17)	(0.15)	(0.32)	(0.17)	(0.17)	(0.24)	(0.25)
Return of capital distributions	—	—	—	—	—	—	—	—	(0.07)	—

Total distributions	(0.23)	(0.21)	(0.19)	(0.17)	(0.15)	(0.32)	(0.17)	(0.17)	(0.31)	(0.25)

Net asset value, end of year	$19.63	$15.08	$13.25	$13.21	$11.69	$13.09	$11.09	$10.50	$9.36	$8.64

Total return	31.74%	15.40%	1.77%	14.45%	25.83%	21.00%	7.21%	14.03%	11.98%	11.52%
Ratios and supplemental data:
Net assets at end of year (in millions)	$314.9	$207.8	$170.7	$176.2	$160.7	$397.7	$268.2	$42.0	$24.3	$19.8
Ratios to average net assets:
Expenses	0.45%	0.48%	0.47%	0.49%	0.51%	0.79%	0.82%	0.96%	0.96%	1.02%
Net investment income	1.68%	1.87%	1.62%	1.59%	1.85%	3.58%	3.84%	4.07%	4.11%	4.31%
Portfolio turnover rate	15%	7%	9%	8%	21%	22%	30%	19%	31%	42%

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Financial Highlights

	High Income Bond Portfolio					Capital Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$14.83	$12.97	$12.31	$10.79	$7.21	$30.73	$27.00	$27.68	$20.29	$15.00
Operations:
Net investment income (loss)	1.10	0.99	1.08	0.58	0.46	(0.15)	(0.03)	(0.19)	(0.11)	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.05)	0.87	(0.42)	0.94	3.12	9.45	3.76	(0.49)	7.50	5.29

Total from operations	1.05	1.86	0.66	1.52	3.58	9.30	3.73	(0.68)	7.39	5.29

Net asset value, end of year	$15.88	$14.83	$12.97	$12.31	$10.79	$40.03	$30.73	$27.00	$27.68	$20.29

Total return	7.08%	14.34%	5.36%	14.09%	49.65%	30.26%	13.81%	–2.46%	36.42%	35.27%
Ratios and supplemental data:
Net assets at end of year (in millions)	$307.9	$311.9	$267.5	$269.8	$159.9	$80.4	$55.1	$51.1	$52.4	$36.8
Ratios to average net assets:
Expenses	0.77%	0.79%	0.78%	0.81%	0.88%	1.01%	1.04%	1.02%	1.04%	1.07%
Net investment income (loss)	6.36%	7.17%	7.69%	8.03%	9.14%	–0.44%	–0.10%	–0.64%	–0.50%	0.02%
Portfolio turnover rate	29%	35%	35%	33%	20%	42%	42%	44%	56%	67%

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Financial Highlights

	Nasdaq-100® Index Portfolio					Bristol Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$6.85	$5.85	$5.69	$4.78	$3.11	$13.01	$11.56	$12.51	$11.12	$8.23
Operations:
Net investment income	0.07	0.06	0.02	0.02	0.01	0.09	0.09	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	2.39	0.99	0.16	0.91	1.66	5.27	1.43	(0.95)	1.39	2.89

Total from operations	2.46	1.05	0.18	0.93	1.67	5.36	1.52	(0.89)	1.46	2.95

Distributions:
Distributions from net investment income	(0.06)	(0.05)	(0.02)	(0.02)	—	(0.08)	(0.07)	(0.06)	(0.07)	(0.06)

Net asset value, end of year	$9.25	$6.85	$5.85	$5.69	$4.78	$18.29	$13.01	$11.56	$12.51	$11.12

Total return	35.98%	17.88%	3.19%	19.38%	53.70%	41.21%	13.19%	–7.16%	13.10%	35.83%
Ratios and supplemental data:
Net assets at end of year (in millions)	$95.8	$68.5	$55.5	$54.9	$47.6	$231.5	$204.9	$192.7	$182.6	$142.8
Ratios to average net assets:
Expenses	0.51%	0.53%	0.52%	0.54%	0.56%	0.82%	0.85%	0.84%	0.86%	0.89%
Net investment income	0.94%	0.98%	0.41%	0.39%	0.19%	0.51%	0.68%	0.52%	0.70%	0.79%
Portfolio turnover rate	43%	25%	44%	30%	29%	269%	244%	198%	253%	223%

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Financial Highlights

	Bryton Growth Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2013	2012	2011	2010	2009	2013		2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$13.70	$12.31	$13.57	$10.94	$8.06	$15.76		$13.91	$13.87	$13.13	$10.74
Operations:
Net investment income (loss)	(0.11)	(0.07)	(0.08)	(0.06)	(0.05)	0.08		0.10	0.31	0.32	0.29
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	5.69	1.46	(1.18)	2.69	2.93	2.32		1.75	(0.00)	0.70	2.39

Total from operations	5.58	1.39	(1.26)	2.63	2.88	2.40		1.85	0.31	1.02	2.68

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.14)		—	(0.27)	(0.28)	(0.29)

Net asset value, end of year	$19.28	$13.70	$12.31	$13.57	$10.94	$18.02		$15.76	$13.91	$13.87	$13.13

Total return	40.73%	11.29%	–9.29%	24.04%	35.73%	15.26%		13.30%	2.29%	7.78%	24.92%
Ratios and supplemental data:
Net assets at end of year (in millions)	$180.8	$157.7	$155.4	$137.4	$113.4	$249.1		$77.1	$17.1	$14.5	$13.6
Ratios to average net assets:
Expenses	0.89%	0.93%	0.91%	0.93%	0.96%	0.75%		0.86%	0.94%	0.99%	1.08%
Net investment income (loss)	–0.59%	–0.57%	–0.67%	–0.49%	–0.64%	1.45%		1.90%	2.33%	2.48%	2.99%
Portfolio turnover rate	185%	152%	156%	118%	82%	82	% (a)	60%	47%	56%	72%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. See Note 8 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Financial Highlights

	Target VIP Portfolio						Bristol Growth Portfolio
	Years Ended December 31,						Years Ended December 31,
	2013		2012	2011	2010	2009	2013	2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of year	$10.10		$8.89	$9.11	$7.72	$6.81	$10.66	$9.63	$9.84	$8.75	$6.15
Operations:
Net investment income	0.09		0.18	0.10	0.13	0.11	0.06	0.06	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	3.61		1.17	(0.23)	1.37	0.90	4.05	1.02	(0.21)	1.10	2.59

Total from operations	3.70		1.35	(0.13)	1.50	1.01	4.11	1.08	(0.17)	1.12	2.60

Distributions:
Distributions from net investment income	(0.10)		(0.14)	(0.09)	(0.11)	(0.10)	(0.05)	(0.05)	(0.04)	(0.03)	—

Net asset value, end of year	$13.70		$10.10	$8.89	$9.11	$7.72	$14.72	$10.66	$9.63	$9.84	$8.75

Total return	36.71%		15.24%	–1.41%	19.47%	14.77%	38.62%	11.20%	–1.77%	12.79%	42.28%
Ratios and supplemental data:
Net assets at end of year (in millions)	$53.7		$21.2	$20.5	$21.9	$20.6	$122.3	$108.0	$99.9	$85.3	$10.5
Ratios to average net assets:
Expenses	0.82%		0.87%	0.84%	0.82%	0.83%	0.88%	0.92%	0.90%	0.93%	1.29%
Net investment income	0.92%		1.73%	1.07%	1.50%	1.53%	0.42%	0.57%	0.41%	0.63%	0.26%
Portfolio turnover rate	57	% (a)	70%	79%	92%	91%	237%	229%	187%	268%	218%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the portfolio turnover rate calculation. See Note 8 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2013

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

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Notes to Financial Statements (Continued)	December 31, 2013

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	25,000,000
Money Market	55,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000

Portfolio	Authorized Shares

S&P 500® Index	35,000,000
Strategic Value	65,000,000
High Income Bond	50,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
Balanced	35,000,000
Target VIP	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

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Notes to Financial Statements (Continued)	December 31, 2013

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2013:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$220,251,556	$—	$—
	Money Market Funds	3,524,000	—	—

		$223,775,556	$—	$—

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Notes to Financial Statements (Continued)	December 31, 2013

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Money Market*	Commercial Paper**	$—	$139,996,532	$—
	U.S. Government Agency Issues	—	7,499,906	—
	U.S. Treasury Obligations	—	11,999,713	—
	Money Market Funds	30,000,000	—	—

		$30,000,000	$159,496,151	$—

Bond	Corporate Bonds**	$—	$131,208,747	$—
	U.S. Treasury Obligations	—	9,249,766	—
	Money Market Funds	7,728,000	—	—

		$7,728,000	$140,458,513	$—

Omni	Common Stocks**	$30,405,115	$—	$—
	Corporate Bonds**	—	6,462,541	—
	U.S. Treasury Obligations	—	305,688	—
	Money Market Funds	666,000	—	—

		$31,071,115	$6,768,229	$—

International	Common Stocks**	$11,164,583	$169,964,599	$—
	U.S. Treasury Obligations	—	219,982	—
	Money Market Funds	5,175,480	—	—

		$16,340,063	$170,184,581	$—

	Foreign currency contracts	$780,399	$—	$—

	Futures contracts	$170,530	$—	$—

Capital Appreciation	Common Stocks**	$131,992,282	$5,271,495	$—
	Money Market Funds	2,353,000	—	—

		$134,345,282	$5,271,495	$—

International Small-Mid Company	Common Stocks**	$9,988,052	$60,620,438	$—
	Exchange Traded Funds	994,660	—	—
	Money Market Funds	5,398,306	—	—

		$16,381,018	$60,620,438	$—

Aggressive Growth	Common Stocks**	$36,990,462	$1,995,920	$—
	Money Market Funds	794,000	—	—

		$37,784,462	$1,995,920	$—

Small Cap Growth	Common Stocks**	$101,030,570	$588,899	$—
	Exchange Traded Funds	2,032,650	—	—
	Money Market Funds	6,268,000	—	—

		$109,331,220	$588,899	$—

Mid Cap Opportunity	Common Stocks**	$81,564,376	$—	$—
	Money Market Funds	1,633,000	—	—

		$83,197,376	$—	$—

S&P 500® Index	Common Stocks**	$302,879,770	$—	$—
	Exchange Traded Funds	11,832,730	—	—

		$314,712,500	$—	$—

Strategic Value	Common Stocks**	$297,230,152	$96,974,075	$—
	Money Market Funds	4,054,000	—	—

		$301,284,152	$96,974,075	$—

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Notes to Financial Statements (Continued)	December 31, 2013

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
High Income Bond	Corporate Bonds**	$—	$294,134,161	$—
	Common Stocks**	191,232	—	—
	Preferred Stocks**	332,193	—	—
	Warrants**	230,927	—	—
	Other**	35,879	—	—
	Money Market Funds	5,678,000	—	—

		$6,468,231	$294,134,161	$—

Capital Growth	Common Stocks**	$80,213,049	$—	$—

		$80,213,049	$—	$—

Nasdaq-100® Index	Common Stocks**	$93,272,540	$—	$—
	Exchange Traded Funds	3,088,715	—	—

		$96,361,255	$—	$—

Bristol	Common Stocks**	$230,069,346	$—	$—
	Money Market Funds	2,188,000	—	—

		$232,257,346	$—	$—

Bryton Growth	Common Stocks**	$179,454,037	$—	$—
	Money Market Funds	2,959,000	—	—

		$182,413,037	$—	$—

Balanced	Common Stocks**	$137,450,096	$—	$—
	Corporate Bonds**	—	77,857,487	—
	U.S. Treasury Obligations	—	15,778,291	—
	Closed-End Mutual Funds	7,210,217	—	—
	Purchased Options	515,900	—	—
	Money Market Funds	7,855,000	—	—

		$153,031,213	$93,635,778	$—

	Written Options	$(1,794,000)	$—	$—

Target VIP	Common Stocks**	$52,132,988	$—	$—
	Money Market Funds	1,534,000	—	—

		$53,666,988	$—	$—

Bristol Growth	Common Stocks**	$121,520,994	$—	$—
	Money Market Funds	1,645,000	—	—

		$123,165,994	$—	$—

*	At December 31, 2013, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.
**	For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end. In the International Portfolio, there were two transfers of securities, which were reported in the Level 1 pricing category at December 31, 2012, to Level 2 at December 31, 2013. These securities were that Portfolio’s holdings of Cielo SA and Tractebel Energia SA common stocks. The fair valuation service provider, by policy, did not include any such securities traded on South American exchanges within its population of researched securities at December 31, 2012, and, therefore, those stocks were not

121	(continued)

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Notes to Financial Statements (Continued)	December 31, 2013

fair valued in the prior period. At December 31, 2013, the securities were included in the population of securities and, further, met the criteria to be fair valued. The aggregate value of these holdings were $2,805,705 and $2,380,120 at December 31, 2013 and December 31, 2012, respectively.

There were no securities in Level 3 during the year ended December 31, 2013.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends.

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Notes to Financial Statements (Continued)	December 31, 2013

Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval

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by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International[2]
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth[3]
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Money Market
0.30% of first $100 million[1]
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

[1]

For the year ended December 31, 2013, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2013

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Notes to Financial Statements (Continued)	December 31, 2013

was $50,000. If ONI did not agree to waive these fees, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2013 would have been higher than the net expenses reflected in the Statements of Operations.
[2]	Effective June 1, 2013, ONI agreed to waive advisory fees equal to an annualized rate of 0.44% of the first $200 million of average daily net assets, and 0.39% of the average daily net assets thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time. The amount of the waiver for the year ended December 31, 2013 was $474,945. If ONI did not agree to waive these fees, the total expenses incurred by the International Portfolio for the year ended December 31, 2013 would have been higher than the net expenses reflected in the Statements of Operations.
[3]	In its November 19, 2013 meeting, the Board approved a revision of the rates used to calculate advisory fees for the Small Cap Growth Portfolio. Effective December 21, 2013, advisory fees were lowered to the current advisory fee breakpoint schedule from the prior breakpoint schedule. The advisory fee breakpoint schedule for the Small Cap Growth Portfolio prior to December 21, 2013 was:

0.90% of first $150 million of average daily net assets
0.80% of next $150 million of average daily net assets
0.75% over $300 million of average daily net assets.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, Balanced, Target VIP, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)[4]
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Small Cap Growth (Janus)[5]
0.55% of first $150 million
0.45% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

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Notes to Financial Statements (Continued)	December 31, 2013

Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Target VIP (First Trust)
0.35% of first $500 million
0.25% over $500 million

[4]	Effective June 1, 2013, Federated Global agreed to waive sub-advisory fees, with respect to the International Portfolio, at an annualized rate of 0.40% of the Portfolio’s first $200 million of average daily net assets, and 0.35% of the Portfolio’s average daily net assets thereafter. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time. The amount of the waiver for the year ended December 31, 2013 was $429,788. As sub-advisory fees represent an expense of ONI rather than the Fund, the expenses of the International Portfolio are unaffected by the sub-advisory fee waiver.
[5]	Effective December 21, 2013, Janus, the sub-advisor for the Small Cap Growth Portfolio, agreed to revise the rates used to calculate the sub-advisory fees for the Small Cap Growth Portfolio. The sub-advisory fee breakpoint schedule for the Small Cap Growth Portfolio prior to December 21, 2013 was:

0.60% of first $150 million of average daily net assets
0.50% over $150 million of average daily net assets.

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2013 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2013.

During the year ended December 31, 2013, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2013 was $700,798, of which $63,711 was receivable from ONI at December 31, 2013. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2013, the Fund incurred compliance expenses totaling $222,160, which was equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

126	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

Each director of the Board is currently paid a quarterly retainer fee of $11,000, $3,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the year ended December 31, 2013, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $347,406.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the years ended December 31, 2013 and 2012, respectively, were as follows:

	Equity		Money Market		Bond
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	515,918	623,661	23,585,774	17,885,924	2,809,937	3,488,174
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	64,139	121,339	—	—	—	—
Capital shares redeemed	(1,711,261)	(2,033,054)	(23,336,528)	(20,644,112)	(3,976,364)	(3,594,023)

Net increase/(decrease)	(1,131,204)	(1,288,054)	249,246	(2,758,188)	(1,166,427)	(105,849)

	Omni		International		Capital Appreciation
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	176,693	161,999	1,926,632	1,497,944	593,769	519,553
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	17,206	26,019	—	—	18,126	30,035
Capital shares redeemed	(425,132)	(492,128)	(2,786,945)	(3,706,950)	(1,153,773)	(1,339,064)

Net increase/(decrease)	(231,233)	(304,110)	(860,313)	(2,209,006)	(541,878)	(789,476)

	International Small-Mid Company		Aggressive Growth		Small Cap Growth
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	402,135	485,545	782,997	1,042,101	1,619,206	626,681
Capital shares issued in mergers	—	—	—	—	1,827,307	—
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(579,882)	(742,828)	(1,116,885)	(882,813)	(853,578)	(767,540)

Net increase/(decrease)	(177,747)	(257,283)	(333,888)	159,288	2,592,935	(140,859)

	Mid Cap Opportunity		S&P 500® Index		Strategic Value
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	627,288	549,005	5,465,467	3,730,507	10,435,476	23,078,732
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	—	190,796	189,836	748,162	351,423
Capital shares redeemed	(832,398)	(831,618)	(3,383,311)	(3,031,332)	(4,995,971)	(3,236,694)

Net increase/(decrease)	(205,110)	(282,613)	2,272,952	889,011	6,187,667	20,193,461

127	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

	High Income Bond		Capital Growth		Nasdaq-100® Index
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	3,549,427	6,070,090	691,020	427,102	4,349,341	3,852,022
Capital shares issued in mergers	—	—	—	—	—	—
Capital shares issued on reinvested dividends	—	—	—	—	70,558	65,966
Capital shares redeemed	(5,196,081)	(5,662,829)	(475,222)	(526,289)	(4,066,393)	(3,392,616)

Net increase/(decrease)	(1,646,654)	407,261	215,798	(99,187)	353,506	525,372

	Bristol		Bryton Growth		Balanced
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	969,452	2,698,502	885,169	2,464,569	8,612,004	4,132,176
Capital shares issued in mergers	—	—	—	—	1,724,803	—
Capital shares issued on reinvested dividends	59,821	89,395	—	—	93,889	—
Capital shares redeemed	(4,117,944)	(3,705,062)	(3,016,683)	(3,580,153)	(1,500,790)	(464,792)

Net increase/(decrease)	(3,088,671)	(917,165)	(2,131,514)	(1,115,584)	8,929,906	3,667,384

	Target VIP		Bristol Growth
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Capital shares issued on sales	212,729	292,064	781,980	2,078,689
Capital shares issued in mergers	1,982,908	—	—	—
Capital shares issued on reinvested dividends	15,316	29,837	33,717	44,746
Capital shares redeemed	(385,906)	(535,048)	(2,642,261)	(2,365,571)

Net increase/(decrease)	1,825,047	(213,147)	(1,826,564)	(242,136)

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2013 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$87,504,898	$9,548,629	$71,360,560	$95,057,140	$60,055,059
Proceeds from sales	$114,575,418	$28,623,979	$74,933,219	$104,893,219	$70,787,981

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$33,541,765	$19,777,459	$44,679,227	$32,915,276	$80,196,698
Proceeds from sales	$39,866,731	$21,247,835	$34,092,577	$39,303,380	$38,314,094

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol
Cost of purchases	$153,149,470	$87,648,824	$35,544,234	$38,173,571	$587,234,410
Proceeds from sales	$66,366,499	$100,768,072	$28,047,351	$33,073,092	$633,389,368

	Bryton Growth	Balanced	Target VIP	Bristol Growth
Cost of purchases	$306,132,198	$202,213,170	$14,535,204	$271,547,268
Proceeds from sales	$336,677,245	$99,623,020	$16,381,469	$292,034,380

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2013 were as follows:

	Bond	Omni	Balanced
Cost of purchases	$13,394,219	$—	$23,839,542
Proceeds from sales	$11,959,375	$113,844	$11,202,078

128	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio wrote call options and purchased put options associated with the S&P 500 Index during the year ended December 31, 2013. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in segregated accounts at the Portfolio’s custodian. Such collateral holdings are restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedules of Investments. Written and purchased options are non-income producing securities.

129	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

The activity in the number of option contracts written and the premiums received by the Balanced Portfolio for the year ended December 31, 2013 are as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	2,599	5,327,559
Options exercised	—	—
Options expired	—	—
Options closed	(2,254)	(4,253,771)

Options outstanding, end of year	345	$1,073,788

Transactions involving purchased options by the Balanced Portfolio for the year ended December 31, 2013 were: Cost of purchases: $ 6,135,095, Proceeds from sales: $1,904,062, Expirations: $1,571,300.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the

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Notes to Financial Statements (Continued)	December 31, 2013

contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At December 31, 2013, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Type	Description	Expiration	Number of Contracts	Counterparty	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	Mini MSCI EAFE March14	March 21, 2014	40	J.P. Morgan Securities LLC	$3,835,600	$3,665,070	$170,530	$11,000

The International Portfolio’s holdings of U.S. Treasury Bills, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2013 as collateral for this contract. The cost and value of the amount pledged at December 31, 2013 were each $219,982.

This futures contract was executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the year ended December 31, 2013. These were executed for similar purposes as those for futures contracts outstanding at December 31, 2013. For the year ended December 31, 2013, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were approximately $26.5 million and $24.8 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Australia and Great Britain. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that volatility in those currencies’ exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in equity investments within Japan and, likewise, executed contracts to sell the Japanese Yen in order to mitigate the effect that volatility in the exchange rate might otherwise have on relative performance.

The Portfolio entered into other foreign currency contracts during the year for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as investment over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the year ended December 31, 2013, the notional value of foreign currency contracts executed by the International Portfolio were approximately $248.0 million for currencies bought and approximately $265.4 million for currencies sold.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended December 31, 2013, are as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value-Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$16,105,384	$(15,976,994)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$31,772,951	$(31,120,942)	(1)

	Futures contracts	Equity price	$3,835,600	$(3,665,070)	(2)

Balanced	Purchased options	Equity price	$515,900	$—	(3)

	Written options	Equity price	$—	$(1,794,000)	(4)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized appreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Contracts to buy foreign currencies	Currency exchange rate	$1,613,554	$31,040	(1	), (2)

	Futures contracts	Equity price	$85,295	$186,528	(3	), (4)

Balanced	Purchased options	Equity price	$(3,614,333)	$(501,900)	(5	), (6)

	Written options	Equity price	$(1,261,352)	$(720,212)	(7	), (8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at December 31, 2013, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

Contracts Subject to Master Netting Agreements:

The following table presents the Portfolios' derivative assets by counterparty net of amounts available for offset under a MNA as of December 31, 2013:

Portfolio	Counterparty	Currency	Exchange Date	Derivative Asset Subject to a MNA by Counterparty	Derivative Liability Available for Offset	Net Asset presented in the Statement of Assets and Liabilities
				$—	$—	$—

The following table presents the Portfolios' derivative liabilities by counterparty net of amounts available for offset under a MNA as of December 31, 2013:

Portfolio	Counterparty	Currency	Exchange Date	Derivative Liability Subject to a MNA by Counterparty	Derivative Asset Available for Offset	Net Liability presented in the Statement of Assets and Liabilities
International	HSBC Bank USA, N.A.	New Russian Ruble	1/10/2014	$(2,505)	$—	$(2,505)
International	HSBC Bank USA, N.A.	New Russian Ruble	1/10/2014	(18,194)	—	(18,194)

(7)	Federal Income Tax Information

At December 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$195,315	$—	$195,315	$(80,847,968)	$58,890,679	$(21,761,974)
Money Market	—	—	—	—	—	—
Bond	5,136,321	—	5,136,321	(11,359,324)	4,890,364	(1,332,639)
Omni	47,856	1,392,053	1,439,909	—	5,156,001	6,595,910
International	4,327,327	—	4,327,327	(82,441,780)	43,424,191	(34,690,262)
Capital Appreciation	38,483	2,473,177	2,511,660	—	37,834,187	40,345,847
International Small-Mid Company	196,447	—	196,447	(4,996,215)	24,104,770	19,305,002
Aggressive Growth	—	4,354,957	4,354,957	—	12,150,098	16,505,055
Small Cap Growth	9,138,338	5,632,628	14,770,966	—	14,314,489	29,085,455
Mid Cap Opportunity	—	—	—	(16,040,289)	22,156,920	6,116,631
S&P 500® Index	1,619,406	1,815,582	3,434,988	—	105,328,542	108,763,530
Strategic Value	1,494,003	3,914,512	5,408,515	—	40,785,316	46,193,831
High Income Bond	20,030,437	3,010,714	23,041,151	—	14,167,916	37,209,067
Capital Growth	—	5,394,332	5,394,332	—	21,624,481	27,018,813
Nasdaq-100® Index	620,118	4,823,541	5,443,659	—	34,885,724	40,329,383
Bristol	33,732,626	15,725,437	49,458,063	—	35,532,297	84,990,360
Bryton Growth	29,437,097	8,632,382	38,069,479	—	19,740,742	57,810,221
Balanced	3,029,753	2,158,843	5,188,596	(4,045,759)	20,302,153	21,444,990
Target VIP	25,680	41,541	67,221	(13,226,124)	8,570,170	(4,588,733)
Bristol Growth	16,110,913	7,443,807	23,554,720	—	19,135,689	42,690,409

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2013 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2015	2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$80,847,968	$—	$30,407,841	$47,422,387	$3,017,740	$—	$—
Bond	11,359,324	—	1,836,570	9,522,754	—	—	—
International.	82,441,780	—	16,649,650	65,792,130	—	—	—
International Small-Mid Company	4,996,215	—	—	4,996,215	—	—	—
Mid Cap Opportunity	16,040,289	—	2,388,829	13,651,460	—	—	—
Balanced	4,045,759	39,341	4,006,418	—	—	—	—
Target VIP	13,226,124	—	12,624,380	—	—	583,431	18,313

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2013 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,826,670	$—	$1,826,670
Omni	362,024	—	362,024
Capital Appreciation	545,051	—	545,051
S&P 500® Index	3,617,496	—	3,617,496
Strategic Value	9,524,108	—	9,524,108
Nasdaq-100® Index	631,494	—	631,494
Bristol	1,050,451	—	1,050,451
Balanced	1,674,034	—	1,674,034
Target VIP	201,405	—	201,405
Bristol Growth	476,090	—	476,090

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2012 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$2,551,766	$—	$2,551,766
Omni	434,512	—	434,512
Capital Appreciation	681,205	—	681,205
S&P 500® Index	2,826,655	—	2,826,655
Strategic Value	3,918,367	—	3,918,367
Nasdaq-100® Index	447,911	—	447,911
Bristol	1,149,626	—	1,149,626
Target VIP	297,777	—	297,777
Bristol Growth	473,865	—	473,865

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

During the year, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Consent distributions
Paid in capital in excess of par value	$345,167	$—	$5,756,080	$116,546	$5,607,011	$89,207	$324,350	$103,178	$5,887,844	$—
Undistributed net investment income	(345,167)	—	(5,756,080)	(116,546)	(5,607,011)	(89,207)	(324,350)	(103,178)	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(5,887,844)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	(88,323)	—	(177,380)
Undistributed net investment income	—	—	—	—	—	—	—	88,323	223,881	209,683
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(223,881)	(32,303)
Foreign currency related reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	—	—	—	—	1,017,605	(923)	(80,501)	(796)	191	(86)
Accumulated net realized gain (loss) on investments	—	—	—	—	(1,017,605)	923	80,501	796	(191)	86
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(22,041)	—	—	—	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	22,041	—	—	—	—	—	—	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	5,304	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(5,304)	—	—	—	—	—	—
Loss carryforward transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—	—
Wash sale transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	87,457	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(87,457)	—
Reclassifications for partnership sales/basis
Undistributed net investment income	—	—	—	—	—	5,857	—	—	(95,548)	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	(5,857)	—	—	95,548	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	(9)	—
Undistributed net investment income	—	—	—	—	—	—	—	—	8	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	1	—

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP	Bristol Growth
Consent distributions
Paid in capital in excess of par value	$749,028	$2,248,422	$25,975,744	$3,848,793	$676,065	$8,446,177	$12,205,743	$652,789	$79,803	$6,929,210
Undistributed net investment income	(749,028)	(2,248,422)	(21,277,132)	—	(196,220)	(492,524)	—	(652,789)	(79,803)	(250,386)
Accumulated net realized gain (loss) on investments	—	—	(4,698,612)	(3,848,793)	(479,845)	(7,953,653)	(12,205,743)	—	—	(6,678,824)
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	(322,730)	—	—	—	—	—	—
Undistributed net investment income	—	—	—	322,730	—	—	1,025,958	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	(1,025,958)	—	—	—
Foreign currency related reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	(43,159)	—	—
Undistributed net investment income	—	(35,518)	—	—	—	—	—	(208)	38	—
Accumulated net realized gain (loss) on investments	—	35,518	—	—	—	—	—	43,367	(38)	—
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(38,056)	(10,264)	—	(2,413)	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	38,056	10,264	—	2,413	—	—	—	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	—	—	55,617	—	—	—	29,066
Accumulated net realized gain (loss) on investments	—	—	—	—	—	(55,617)	—	—	—	(29,066)
Loss carryforward transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	4,208,831	13,423,600	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	(4,208,831)	(13,423,600)	—
Wash sale transfers (Reorganizations)
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	21,864	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	(21,864)	—
Reclassifications for partnership sales/basis
Undistributed net investment income	90	—	—	(22,186)	—	—	—	(17,320)	—	—
Accumulated net realized gain (loss) on investments	(90)	—	—	22,186	—	—	—	17,320	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	1	—	—	—	—	1	—
Undistributed net investment income	(198)	(446)	—	—	—	—	—	—	(1)	—
Accumulated net realized gain (loss) on investments	198	446	—	(1)	—	—	—	—	—	—

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2013 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	International Small-Mid Company
Gross unrealized:
Appreciation	$60,600,725	$7,575,519	$5,693,931	$47,656,415	$38,894,427	$24,706,477
Depreciation	(1,710,046)	(2,685,155)	(537,930)	(4,232,224)	(1,060,240)	(601,707)

Net unrealized appreciation (depreciation)	$58,890,679	$4,890,364	$5,156,001	$43,424,191	$37,834,187	$24,104,770

Aggregate cost of securities:	$164,884,877	$143,296,149	$32,683,343	$143,100,453	$101,782,590	$52,896,686

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$12,327,851	$15,382,641	$22,678,656	$120,701,544	$45,364,672	$16,614,511
Depreciation	(177,753)	(1,068,152)	(521,736)	(15,373,002)	(4,579,356)	(2,446,595)

Net unrealized appreciation (depreciation)	$12,150,098	$14,314,489	$22,156,920	$105,328,542	$40,785,316	$14,167,916

Aggregate cost of securities:	$27,630,284	$95,605,630	$61,040,456	$209,383,958	$357,472,911	$286,434,476

	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP
Gross unrealized:
Appreciation	$22,855,799	$36,055,223	$38,631,517	$27,142,790	$23,340,824	$9,134,122
Depreciation	(1,231,318)	(1,169,499)	(3,099,220)	(7,402,048)	(3,038,671)	(563,952)

Net unrealized appreciation (depreciation)	$21,624,481	$34,885,724	$35,532,297	$19,740,742	$20,302,153	$8,570,170

Aggregate cost of securities:	$58,588,568	$61,475,531	$196,725,049	$162,672,295	$226,364,838	$45,096,818

	Bristol Growth
Gross unrealized:
Appreciation	$19,785,498
Depreciation	(649,809)

Net unrealized appreciation (depreciation)	$19,135,689

Aggregate cost of securities:	$104,030,305

(8)	Portfolio Reorganizations

On August 15, 2013 the Board approved reorganizations pursuant to which the assets of each of the Millennium Portfolio, U.S. Equity Portfolio, Income Opportunity Portfolio, Target Equity/Income Portfolio (the “Target Portfolios”) assets were acquired, and each of the Portfolio’s liabilities were assumed, by the Portfolio (the “Survivor Portfolio”) listed opposite the Target Portfolio in the chart below, in exchange for shares of the Survivor Portfolio.

Target Portfolios	Reorganized into	Survivor Portfolios
Millennium Portfolio	–>	Small Cap Growth Portfolio
U.S. Equity Portfolio	–>	Balanced Portfolio
Income Opportunity Portfolio	–>	Balanced Portfolio
Target Equity/Income Portfolio	–>	Target VIP Portfolio

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

The combination of assets for each reorganization presented opportunities for operational efficiencies, which should translate to a decrease in the rate of future expenses borne by the shareholders of the Survivor Portfolios. It is anticipated that no gain or loss for Federal income tax purposes will be recognized by Portfolio shareholders as a result of the reorganizations. All fees and expenses incurred directly as a result of the reorganizations were borne by ONI.

Pursuant to the reorganizations, effective as of the end of business on December 20, 2013, the shares of each Target Portfolio were liquidated, and shares of each Survivor Portfolio were distributed to the Target Portfolio shareholders at the same aggregate dollar value as those of the Target Portfolio. The liquidation of Target Portfolio shares and distribution of Survivor Portfolio shares resulting from the reorganizations are summarized below:

Target Portfolios prior to the reorganizations:
	Millennium	U.S. Equity	Income Opportunity	Target Equity/Income
Investment portfolio fair value	$43,849,121	$20,528,779	$10,379,448	$26,630,851
Investment portfolio cost	$35,391,865	$15,033,647	$8,485,600	$21,271,896
Net assets	$40,746,730	$20,548,098	$10,355,723	$26,663,158
Net asset value (per share, extended)	$33.555758	$14.981354	$13.539697	$10.421887
Shares	1,214,299	1,371,578	764,842	2,558,381

Survivor Portfolios prior to the reorganizations:
	Small Cap Growth	Balanced	Target VIP
Investment portfolio fair value	$67,507,607	$213,044,965	$26,371,063
Investment portfolio cost	$55,193,157	$199,844,176	$19,483,116
Net assets	$67,423,458	$212,172,596	$26,394,891
Net asset value (per share, extended)	$22.298786	$17.917306	$13.446489
Shares	3,023,638	11,841,769	1,962,958

Survivor Portfolios subsequent to the reorganizations:
	Small Cap Growth	Balanced	Target VIP
Investment portfolio fair value	$111,356,728	$243,953,192	$53,001,914
Investment portfolio cost	$90,585,022	$223,363,422	$40,755,013
Net assets	$108,170,188	$243,076,418	$53,058,048
Net asset value (per share, extended)	$22.298786	$17.917306	$13.446489
Shares	4,850,945	13,566,572	3,945,866

Assuming that each transaction had been completed on January 1, 2013, the beginning of the annual reporting period for the Fund, the pro forma results of operations for each Survivor Portfolio for the year ended December 31, 2013, are as follows:

Small Cap Growth Portfolio
Net investment loss	$(273,480)
Net realized/unrealized gains	33,706,684

Change in net assets resulting from operations	$33,433,204

Balanced Portfolio
Net investment income	$2,214,840
Net realized/unrealized gains	22,460,256

Change in net assets resulting from operations	$24,675,096

Target VIP Portfolio
Net investment income	$631,958
Net realized/unrealized gains	13,534,467

Change in net assets resulting from operations	$14,166,425

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2013

(9)	Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. On March 2, 2012, the Fund moved the U.S. Bankruptcy Court for the Southern District of New York to dismiss it from the Creditor Trust Action. On January 14, 2014, the Court denied the motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted. As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claim that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess the litigation and any offers of settlement.

140

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, Target VIP Portfolio, and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 19, 2014

141

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2013

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on November 19, 2013, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through October 31, 2013, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group”), as well as management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer funds’ advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with a representative of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio, Nasdaq-100® Index Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, and each Sub-Adviser’s brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio or portion of a Portfolio managed by the applicable Sub-Adviser. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

142	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

Investment Performance

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended October 31, 2013, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Group excluded funds with assets over $1 billion, funds of funds and index funds (non-index funds for the S&P 500® Index Portfolio and the Nasdaq-100® Index Portfolio.

In addition, the Board looked at the average assets for each fund in the respective peer group, and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had assets equal to the peer group’s average assets. The Board considered that comparison on an absolute and percentile ranking basis.

For all Portfolios other than those sub-advised by Suffolk, an affiliate of the Adviser, the Board also considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio. In this regard, in those cases where the Sub-Adviser provides sub-advisory services to a similar fund with an unaffiliated investment adviser, the Board reviewed a comparison of the advisory and sub-advisory fees paid by the similar fund to the fees that would have been paid by the Portfolio if the Portfolio had assets equal to the assets of the similar fund.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk, the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the profit margins, with respect to the Portfolios that were profitable to the Adviser, were all within the range of profit margins reported in Lipper’s Investment Management Profitability Analysis reviewing the profitability of 26 investment managers in 2011 comprising nearly a quarter of investment company assets at the end of that year. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolio Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every Portfolio), so that shareholders in other Portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every Portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Portfolio Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in the Board’s deliberations.

143	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and therefore concluded that the profitability to Suffolk of its relationship to the applicable Portfolios should not be a material factor in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangements with Suffolk should not be a material factor in the Board’s deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ending October 31, 2013 and the advisory fee and expense data described below is through August 31, 2012 for a Portfolio’s Morningstar peer group and its Adjusted Peer Group.

Equity Portfolio (Adviser — ONI, Sub-Adviser — Legg Mason). The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1 year period, while underperforming its benchmark index and peer group average for the 3-year and 5-year periods. The Adviser noted that the Portfolio’s long-term performance was weighed down by underperformance in 2011, but that recent performance has been strong. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the Portfolio’s expense ratio was slightly above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser — ONI). The Portfolio outperformed its peer group average for the year-to-date and trailing 1- and 3-year periods, but underperformed its peer group average for the 5-year period. The Directors noted that the Portfolio’s advisory fee and expense ratio were well below average relative to its peer group and that the Adviser has a negative profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Bond Portfolio (Adviser — ONI). Although the Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods, it outperformed the peer group median for the 3-year and 5-year periods. The Adviser pointed out that recent periods had been difficult for active managers, and he noted that the Portfolio was in the top 9% of its peer group for 5-year performance. The Directors noted that, although the Portfolio’s advisory fee was slightly above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Omni Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Omni Portfolio outperformed its benchmark index for the year-to-date, 1 and 5-year periods and its peer group average for the year-to-date, 1-, 3- and 5-year periods, while underperforming the benchmark index for the 3 year period. The Adviser pointed out that the Portfolio had performed in the top 1 percent of its peer group for the year-to-date and 1-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser — ONI, Sub-Adviser — Federated Global). The International Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1- and 3-year periods, and outperformed its benchmark index and peer group average for the 5-year period. The Adviser pointed out that the Sub-Adviser’s early decision to invest in Japan had led to recent underperformance, and noted that while the Portfolio remained on the watchlist, its recent relative performance had improved significantly, and that it was in the top 8% of its peer group for 5-year performance. The Board noted that while the Portfolio’s advisory fee was above the peer group average, its expense ratio was at the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser — ONI, Sub-Adviser — Jennison). The Portfolio outperformed its benchmark index for the year-to-date, 1- and 5-year periods and its peer group average for the year-to-date 1-, 3- and 5-year periods, but underperformed the benchmark index for the 3-year period. The Board noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the expense ratio was only slightly above average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

144	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

International Small-Mid Company Portfolio (Adviser — ONI, Sub-Adviser — Federated Global). The Portfolio outperformed its benchmark index for the year-to-date, 1- and 3-year periods and peer group average for the year-to-date and 1-year periods, while underperforming the peer group average for the 3-year period and both the benchmark index and the peer group average for the 5-year period. The Board noted that the Portfolio’s advisory fee was slightly below the peer group average, and the expense ratio was below average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Aggressive Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus). The Portfolio underperformed its benchmark index for the year-to-date, 1- and 3-year periods and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Adviser pointed out that while the Portfolio remained on the watchlist, its performance since a new portfolio manager took over in June 2013 had been significantly better than its benchmark’s. The Board noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus). The Portfolio has outperformed its benchmark for the 3- and 5-year periods and the peer group average for the year-to-date, 1-, 3- and 5-year periods, while underperforming the benchmark for the year-to-date and 1-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were both above average compared to its peer group, but that the advisory fee was still within the range of its peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser — ONI, Sub-Adviser — Goldman Sachs). The Board noted that the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods and its peer group average for the year-to-date, 1- and 5-year periods, while outperforming the peer group average in the 3-year period. The Board also noted that the Portfolio remained on the watchlist. The Adviser pointed out that the Portfolio is not going to have good relative performance in strong upward markets. The Portfolio’s strategy is designed to capture smaller comparative gains in upward-trending markets and to capture comparatively smaller losses in downward-trending markets. The Board also noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser — ONI). While the Portfolio underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the S&P 500® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that, while the advisory fee was above the peer group average, the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was slightly lower than the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser — ONI, Sub-Adviser — Federated Equity). The Portfolio underperformed its benchmark index and its peer group average for the year-to-date, 1-, 3- and 5-year periods. The Board noted that the Portfolio remained on the watchlist. The Adviser pointed out that there is no good benchmark or peer group for this Portfolio, and that the benchmark and peer groups are not good indicators of how the Portfolio is performing. Instead, the Adviser said that the focus should be on whether the Portfolio is delivering dividend return and dividend growth, which it has been doing. The Directors noted that the Portfolio’s advisory fee was above average for the peer group, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser — ONI, Sub-Adviser — Federated Investment). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, while outperforming its peer group average for the year-to-date, 3- and 5-year periods and underperforming its peer group average for the 1-year period. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Growth Portfolio (Adviser — ONI, Sub-Adviser — Eagle). The Portfolio has underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Board noted that the Portfolio remained on the watchlist. The Adviser pointed out that the Portfolio’s performance over 2013 has had a detrimental impact on comparative performance over each time period. The Directors noted that although the advisory fee was above average for the peer group, the expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser — ONI). While the Portfolio underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the Nasdaq-100® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was significantly below the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

145	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

Bristol Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Portfolio outperformed its benchmark index for the year-to-date and 1-year periods and its peer group average for the year-to-date, 1- and 5-year periods, while the Portfolio underperformed its benchmark index for the 3- and 5-year periods and its peer group average for the 3-year period. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Adviser noted that while the Portfolio remained on the watchlist, its recent relative performance had improved. The Board considered that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser — ONI, Sub-Adviser — ICON). The Portfolio underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods and its peer group average for the 1-year period, while performing at the same level as the peer group average for the year-to-date period and outperforming its peer group average in the 3- and 5-year periods. The Directors noted that, although the Portfolio’s advisory fee was slightly above the peer group average, its expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (Adviser — ONI, Sub-Adviser — First Trust). The Portfolio has outperformed its benchmark index for the year-to-date and 1-year period and its peer group average for the year-to-date and 3-year periods, but has underperformed its benchmark index for the 3- and 5-year periods and its peer group average for the 1- and 5-year periods. The Portfolio’s advisory fee and expense ratio were below its peer group average. Overall, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk). The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but underperformed its benchmark index and peer group average for the 3- and 5-year periods. The Directors considered that, although the Portfolio’s advisory fee was above its peer group average, it was still within the range of its peers, and its overall expense ratio was the same as its peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2013 and held through December 31, 2013.

146	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2013	Ending Investment Value 12/31/2013	Expense Paid During Period* 7/1/2013 – 12/31/2013	Expense Ratio During Period 7/1/2013 – 12/31/2013 (Annualized)
Equity	$1,000.00	$1,194.00	$4.76	0.86%
Money Market	1,000.00	1,000.00	0.25	0.05%
Bond	1,000.00	1,008.20	3.34	0.66%
Omni	1,000.00	1,184.90	4.35	0.79%
International	1,000.00	1,148.40	3.09	0.57%
Capital Appreciation	1,000.00	1,177.00	4.77	0.87%
International Small-Mid Company	1,000.00	1,206.00	6.56	1.18%
Aggressive Growth	1,000.00	1,237.60	5.53	0.98%
Small Cap Growth	1,000.00	1,235.00	5.75	1.02%
Mid Cap Opportunity	1,000.00	1,193.60	5.31	0.96%
S&P 500® Index	1,000.00	1,160.50	2.45	0.45%
Strategic Value	1,000.00	1,090.90	4.16	0.79%
High Income Bond	1,000.00	1,054.40	3.99	0.77%
Capital Growth	1,000.00	1,152.90	5.48	1.01%
Nasdaq-100® Index	1,000.00	1,238.60	2.82	0.50%
Bristol	1,000.00	1,233.80	4.62	0.82%
Bryton Growth	1,000.00	1,224.90	4.99	0.89%
Balanced	1,000.00	1,060.50	3.84	0.74%
Target VIP	1,000.00	1,207.00	4.45	0.80%
Bristol Growth	1,000.00	1,235.50	4.90	0.87%

147	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2013	Ending Investment Value 12/31/2013	Expense Paid During Period* 7/1/2013 – 12/31/2013	Expense Ratio During Period 7/1/2013 – 12/31/2013 (Annualized)
Equity	$1,000.00	$1,020.87	$4.38	0.86%
Money Market	1,000.00	1,024.95	0.26	0.05%
Bond	1,000.00	1,021.88	3.36	0.66%
Omni	1,000.00	1,021.22	4.02	0.79%
International	1,000.00	1,022.33	2.91	0.57%
Capital Appreciation	1,000.00	1,020.82	4.43	0.87%
International Small-Mid Company	1,000.00	1,019.26	6.01	1.18%
Aggressive Growth	1,000.00	1,020.27	4.99	0.98%
Small Cap Growth	1,000.00	1,020.06	5.19	1.02%
Mid Cap Opportunity	1,000.00	1,020.37	4.89	0.96%
S&P 500® Index	1,000.00	1,022.94	2.29	0.45%
Strategic Value	1,000.00	1,021.22	4.02	0.79%
High Income Bond	1,000.00	1,021.32	3.92	0.77%
Capital Growth	1,000.00	1,020.11	5.14	1.01%
Nasdaq-100® Index	1,000.00	1,022.68	2.55	0.50%
Bristol	1,000.00	1,021.07	4.18	0.82%
Bryton Growth	1,000.00	1,020.72	4.53	0.89%
Balanced	1,000.00	1,021.48	3.77	0.74%
Target VIP	1,000.00	1,021.17	4.08	0.80%
Bristol Growth	1,000.00	1,020.82	4.43	0.87%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2013, and ordinary income consent dividends that were incurred in the 2013 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Money Market	0.00%
Bond	0.00%
Omni	75.72%
International	0.00%
Capital Appreciation	100.00%
International Small-Mid Company	0.00%
Aggressive Growth	0.00%
Small Cap Growth	3.93%
Mid Cap Opportunity	0.00%

S&P 500® Index	92.92%
Strategic Value	78.48%
High Income Bond	0.12%
Capital Growth	0.00%
Nasdaq-100® Index	81.68%
Bristol	7.27%
Bryton Growth	0.00%
Balanced	27.47%
Target VIP	100.00%
Bristol Growth	7.98%

148

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2013

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2013:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
International	$495,172	$0.0362	100.00%
International Small-Mid Company	$81,235	$0.0317	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

149

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2013

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	71	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	20	Professor of Economics: University of Cincinnati

John I. Von Lehman One Financial Way Cincinnati, Ohio	61	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	20	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Commitee Member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	20	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc. (2004-present)
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	74	Chairman and Director	Indefinite; Since July 1997	20	Insurance industry consultant (April 2010 to present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President, CEO, and Director: NSLA (2002-2010), Director: ONI and various affiliated companies (1997-2010), Cincinnati Symphony Orchestra, Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	54	President	Indefinite; Since March 2000	20	Vice Chairman and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	60	Vice President	Indefinite; Since February 1998	20	Vice Chairman and Chief Distribution Officer: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

R. Todd Brockman One Financial Way Cincinnati, Ohio	45	Treasurer	Indefinite; Since August 2004	20	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	39	Secretary	Indefinite; Since March 2005	20	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Julie T. Thomas One Financial Way Cincinnati, Ohio	51	Chief Compliance Officer	Indefinite; Since June 2013	20	Second Vice President: ONLIC; Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	41	Assistant Treasurer	Indefinite; Since March 2005	20	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Emily Bae One Financial Way Cincinnati, Ohio	28	Assistant Secretary	Indefinite; Since May 2013	20	Assistant Secretary: ONI; Assistant Counsel: ONLIC. Prior to May 2013, was Counsel with Goodyear Tire & Rubber Company.

150

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-14

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I. Von Lehman. Mr. Von Lehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios for the year ended.

Fiscal year ended December 31, 2013: $248,333

Fiscal year ended December 31, 2012: $292,000

Consent on N-1A Annual Registration Statement filed with the SEC.

Fiscal year ended December 31, 2013: $5,000

Fiscal year ended December 31, 2012: $5,000

Merger related audit testwork.

Fiscal year ended December 31, 2013: $5,000

(b)	Audit-Related Fees.

Consent on N-14 Filing filed with the SEC.

Fiscal year ended December 31, 2013: $6,000

Professional services rendered in connection with the consent on the Fund’s N-14 merger filing (paid by the Fund’s adviser (ONI)

(c)	Tax Fees.	None.

(d)	All Other Fees.	None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2013 and 2012, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee chairman, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no other non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
March 6, 2014

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
March 6, 2014